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                                 TRUST INDENTURE

                     DATED AS OF THE 20TH DAY OF JULY, 2004

                                     BETWEEN

                           ALGONQUIN POWER INCOME FUND

                                       AND

                            CIBC MELLON TRUST COMPANY

                      PROVIDING FOR THE ISSUE OF DEBENTURES

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                                       -i-

                                  (continued)

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                                      -ii-

                                   (continued)

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   7.2      Prohibition Against Ownership by Certain U.S.

                                      -iii-

                                   (continued)

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   12.1     Restrictions on Amalgamation, Merger and Sale of
               Certain Assets, etc ......................................     77
   12.2     Vesting of Powers in Successor ..............................     78

                                      -iv-

                                   (continued)

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                                       -v-

                                   (continued)

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   16.13    Conditions Precedent to Trustee's Obligations to Act

                                      -vi-

          THIS INDENTURE made as of the 20th day of July, 2004.

BETWEEN:

          ALGONQUIN POWER INCOME FUND, a trust established under the laws of the
          Province of Ontario

          (hereinafter called the "TRUST")

          AND

          CIBC MELLON TRUST COMPANY, a trust company authorized to carry on business in all Provinces of Canada

          (hereinafter called the "TRUSTEE")

WITNESSETH THAT:

          WHEREAS the Trust deems it necessary for its investment purposes to create and issue the Debentures to be created and issued in the manner hereinafter appearing;

          AND WHEREAS the Trust, under the laws relating thereto, is duly authorized to create and issue the Debentures to be issued as herein provided;

          AND WHEREAS, when certified by the Trustee and issued as provided in this Indenture, all necessary steps in relation to the Trust have been duly enacted, passed and/or confirmed and other proceedings taken and conditions complied with to make the creation and issue of the Debentures proposed to be issued hereunder legal, valid and binding on the Trust in accordance with the laws relating to the Trust;

          AND WHEREAS the foregoing recitals are made as representations and statements of fact by the Trust and not by the Trustee:

          NOW THEREFORE it is hereby covenanted, agreed and declared as follows:

                                    ARTICLE 1

                                 INTERPRETATION

1.1 DEFINITIONS

          In this Indenture and in the Debentures, unless there is something in the subject matter or context inconsistent therewith, the expressions following shall have the following meanings, namely:

     "90% REDEMPTION RIGHT" has the meaning ascribed thereto in Section
     2.4(i)(iv);

     "1933 ACT" means the United States Securities Act of 1933, as amended;

                                       -2-

     "ADDITIONAL DEBENTURES" means Debentures of any one or more series, other than the first series of Debentures, being the Initial Debentures, issued under this Indenture;

     "AFFILIATE" means, in respect of any Person, any other Person that is affiliated with such Person for the purposes of the Securities Act
     (Ontario), as amended from time to time;

     "APPLICABLE SECURITIES LEGISLATION" means applicable securities laws
     (including rules, regulations, policies and instruments) in each of the
     Provinces of Canada;

     "AUDITORS OF THE TRUST" means an independent firm of chartered accountants duly appointed as auditors of the Trust;

     "AUTHORIZED INVESTMENTS" has the meaning set forth in Section 16.9;

     "BENEFICIAL HOLDER" means any Person who holds a beneficial interest in a
     Global Debenture as shown on the books of the Depositary or a Depositary
     Participant;

     "BOARD OF DIRECTORS" means the board of directors of the Manager unless and until the trustees of the Trust revoke the duties of the Manager hereunder in which case it means the trustees of the Trust;

     "BUSINESS DAY" means any day other than a Saturday, Sunday or holiday in
     Toronto, Ontario or any other day that the Trustee in Toronto, Ontario is not generally open for business;

     "CHANGE OF CONTROL" means the acquisition by any Person, or group of
     Persons acting jointly or in concert, of voting control or direction of an aggregate of 66 2/3% or more of the outstanding Trust Units, inclusive of securities convertible into or carrying the right to acquire Trust Units;

     "CHANGE OF CONTROL NOTICE" has the meaning ascribed thereto in Section
     2.4(i)(ii);

     "CONVERSION PRICE" means the dollar amount for which each Trust Unit may be issued from time to time upon the conversion of Debentures or any series of
     Debentures which are by their terms convertible in accordance with the provisions of Article 6, and in the case of the Initial Debentures as defined in Section 2.4(e);

     "COUNSEL" means a barrister or solicitor or firm of barristers or solicitors retained or employed by the Trustee or retained or employed by the Trust and acceptable to the Trustee;

     "CURRENT MARKET PRICE" means the weighted average trading price per Trust
     Unit for 20 consecutive trading days ending on the fifth trading day preceding the date of determination on the TSX (or, if the Trust Units are not listed thereon, on such stock exchange on which the Trust Units are listed as may be selected for such purpose by the Board of Directors on behalf of the Trust, or if the Trust Units are not listed on any stock

                                       -3-

     exchange, then on the over-the-counter market; provided further that if the
     Trust Units are not then listed on any stock exchange or traded on any over-the-counter market, the Current Market Price shall be the fair market value of the Trust Units as at such date as determined by an independent nationally recognized investment dealer selected by the Trust or Manager on behalf of the Trust). The weighted average price shall be determined by dividing the aggregate sale price of all Trust Units sold on the said exchange or market, as the case may be, during the said 20 consecutive trading days by the total number of Trust Units so sold during such period;

     "DATE OF CONVERSION" has the meaning ascribed thereto in Section 6.4(b);

     "DEBENTUREHOLDERS" means the Persons for the time being entered in the register for Debentures as registered holders of Debentures or any transferees of such Persons by endorsement or delivery;

     "DEBENTURES" means the debentures, notes or other evidence of indebtedness of the Trust issued and certified hereunder, or deemed to be issued and certified hereunder, including, without limitation, the Initial Debentures, and for the time being outstanding, whether in definitive or interim form;

     "DEBT ACCOUNT" means an account or accounts required to be established by the Trust (and which shall be maintained by and subject to the control of the Trustee) for each series of Debentures pursuant to and in accordance with this Indenture;

     "DEEMED INDEMNITY" has the meaning ascribed thereto in Section 7.2;

     "DEEMED YEAR" has the meaning ascribed thereto in Section 2.1l(b);

     "DEPOSITARY" means, with respect to the Debentures of any series issuable or issued in the form of one or more Global Debentures, the Person designated as Depositary by the Trust pursuant to Section 3.2 until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "DEPOSITARY" shall mean each
     Person who is then a Depositary hereunder, and if at any time there is more than one such Person, "DEPOSITARY" as used with respect to the Debentures of any series shall mean each Depositary with respect to the Global
     Debentures of such series;

     "DEPOSITARY PARTICIPANT" means a broker, dealer, bank, other financial institution or other Person for whom from time to time, a Depositary effects book entry for a Global Debenture deposited with the Depositary;

     "DESIGNATED OFFICE" means the principal office of the Trustee in each of
     Toronto, Ontario, Montreal, Quebec or Calgary, Alberta;

     "ESPECIALLY AFFECTED SERIES" has the meaning ascribed thereto in Section
     14.2(b)(i);

                                       -4-

     "ERISA" means the United States Employee Retirement & Security Act of 1974,
     as amended, or any successor statute;

     "EVENT OF DEFAULT" has the meaning ascribed thereto in Section 9.1;

     "EXTRAORDINARY RESOLUTION" has the meaning ascribed thereto in Sections
     14.12 and 14.15;

     "FREELY TRADEABLE" means, in respect of trust units of any class in the capital of any trust or shares of any class in the capital of any corporation, trust units or shares, as the case may be, which (i) are issuable without the necessity of filing a prospectus or any other similar offering document (other than such prospectus or similar offering document that has already been filed) under Applicable Securities Legislation and such issue does not constitute a distribution (other than a distribution already qualified by prospectus or similar offering document) under
     Applicable Securities Legislation; and (ii) can be traded by the holder thereof without any restriction under Applicable Securities Legislation, such as hold periods, except in the case of a distribution by a control person (as defined in the Applicable Securities Legislation);

     "FULLY REGISTERED DEBENTURES" means Debentures registered as to both principal and interest;

     "GENERALLY ACCEPTED ACCOUNTING PRINCIPLES" means generally accepted accounting principles from time to time approved by the Canadian Institute of Chartered Accountants;

     "GLOBAL DEBENTURE" means a Debenture that is issued to and registered in the name of the Depositary, or its nominee, pursuant to Section 2.6 for purposes of being held by or on behalf of the Depositary as custodian for participants in the Depositary's book-entry only registration system;

     "GOVERNMENT OBLIGATIONS" means securities issued or guaranteed by the
     Government of Canada or any province thereof;

     "INITIAL DEBENTURES" means the Debentures designated as "6,65% Convertible
     Unsecured Subordinated Debentures" and defined in Section 2.4;

     "INTEREST OBLIGATION" means the obligation of the Trust to pay interest on the Debentures, as and when the same becomes due;

     "INTEREST PAYMENT DATE" means a date specified in a Debenture as the date on which an instalment of interest on such Debenture shall become due and payable;

     "LEGENDED DEBENTURES" means Debentures bearing the legend provided for in
     Section 2.14(a);

                                       -5-

     "MANAGER" means Algonquin Power Management Inc. and its successors and assigns;

     "MATURITY DATE" has the meaning ascribed thereto in Section 4.10;

     "MATURITY NOTICE" has the meaning ascribed thereto in Section 2.4(f);

     "OBCA" has the meaning set forth in Section 16.9;

     "OFFICER'S CERTIFICATE" means a certificate of the Trust signed by any one authorized officer or trustee of the Trust in his capacity as officer or trustee of the Trust, or by any one authorized officer or director of the
     Manager on behalf of the Trust in his capacity as an officer or director of the Manager, as the case may be, and not in his personal capacity;

     "PERIODIC OFFERING" means an offering of Debentures of a series from time to time, the specific terms of which Debentures, including, without limitation, the rate or rates of interest, if any, thereon, the stated
     maturity or maturities thereof, conversion rates, currency and the redemption provisions, if any, with respect thereto, are to be determined by the Trust upon the issuance of such Debentures from time to time;

     "PERSON" includes an individual, corporation, company, partnership, joint venture, association, trust, trustee, unincorporated organization or government or any agency or political subdivision thereof;

     "PROPERTY ACCOUNT" means a segregated deposit account with a financial institution referred to in Section 16.9;

     "PUT DATE" has the meaning ascribed thereto in Section 2.4(i)(i);

     "PUT PRICE" has the meaning ascribed thereto in Section 2.4(i)(i);

     "PUT RIGHT" has the meaning ascribed thereto in Section 2.4(i)(i);

     "REDEMPTION DATE" has the meaning ascribed thereto in Section 4.3;

     "REDEMPTION NOTICE" has the meaning ascribed thereto in Section 4.3;

     "REDEMPTION PRICE" means, in respect of a Debenture, the amount, excluding interest, payable on the Redemption Date fixed for such Debenture, which amount may be payable by the issuance of Freely Tradeable Trust Units as provided for in Section 4.6 and, in the case of the Initial Debentures, as provided for in Section 2.4(c);

     "REGULATION S" means Regulation S adopted by the United States Securities and Exchange Commission under the 1933 Act;

                                       -6-

     "SENIOR CREDITOR" means a holder or holders of Senior Indebtedness and includes any representative or representatives or trustee or trustees of any such holder or holders;

     "SENIOR INDEBTEDNESS" shall mean all indebtedness of the Trust (other than the Initial Debentures) (whether outstanding on the date of this Indenture or thereafter created, incurred, assumed or guaranteed) and including, for greater certainty, claims of trade creditors of the Trust, which by the terms of the instrument creating or evidencing such indebtedness is not expressed to be pari passu with or subordinate in right of payment to the
     Debentures;

     "SENIOR SECURITY" means all mortgages, liens, pledges, charges (whether fixed or floating), security interests or other similar encumbrances, contingent or absolute, held by or on behalf of any Senior Creditor and securing any Senior Indebtedness;

     "SERIAL MEETING" has the meaning ascribed thereto in Section 14.2(b)(i);

     "SUBORDINATED DEBENTURE LIABILITIES" has the meaning ascribed thereto in
     Section 5.1;

     "SUBSIDIARY" has the meaning ascribed thereto in the Securities Act
     (Ontario), R.S.O. 1990, c. S.5, as the same may be amended from time to time, except that "COMPANY" and "COMPANIES" as such words are used in the
     Securities Act (Ontario) shall be read to mean "ENTITY" or "ENTITIES";

     "SUCCESSOR" has the meaning ascribed thereto in Section 12.1;

     "THIS INDENTURE", "THIS TRUST INDENTURE", "HERETO", "HEREIN", "HEREBY",
     "HEREUNDER", "HEREOF" and similar expressions refer to this Indenture and not to any particular Article, Section, subsection, clause, subdivision or other portion hereof and include any and every instrument supplemental or ancillary hereto;

     "TIME OF EXPIRY" means the time of expiry of certain rights with respect to the conversion of Debentures under Article 6, such Time of Expiry to be set forth for each series of Debentures which by their terms are to be convertible;

     "TOTAL PUT PRICE" has the meaning ascribed thereto in Section 2.4(i)(i)

     "TRADING DAY" means, with respect to the TSX or other market for securities, any day on which such exchange or market is open for trading or quotation;

     "TRANSFER AGENT" has the meaning ascribed thereto in Section 7.1;

     "TRUST" means Algonquin Power Income Fund and includes any successor to or of the Trust which shall have complied with the provisions of Article 12;

     "TRUSTEE" means CIBC Mellon Trust Company and includes any successor or successors or any other trustee subsequently appointed pursuant to Section
     16.2;

                                       -7-

     "TRUSTEES" means the trustees of the Trust for the time being and reference to action "BY THE TRUSTEES" means action by the trustees of the Trust as a board;

     "TRUST UNITS" means trust units of the Trust, as such trust units are constituted on the date of execution and delivery of this Indenture and, where the context requires, includes units of the Trust issuable upon the exchange of exchangeable securities issued by the Trust; provided that in the event of a change or a subdivision, revision, reduction, combination or consolidation thereof, any reclassification, capital reorganization, consolidation, amalgamation, arrangement, merger, sale or conveyance or liquidation, dissolution or winding-up, or such successive changes, subdivisions, redivisions, reductions, combinations or consolidations, reclassifications, capital reorganizations, consolidations, amalgamations, arrangements, mergers, sales or conveyances or liquidations, dissolutions or windings-up, then, subject to adjustments, if any, having been made in accordance with the provisions of Section 6.5, "TRUST UNITS" shall mean the units or other securities or property resulting from such change, subdivision, redivision, reduction, combination or consolidation or reclassification. capital reorganization, consolidation, amalgamation, arrangement, merger, sale or conveyance or liquidation, dissolution or winding-up;

     "TRUST UNIT BID REQUEST" means a request for bids to purchase Trust Units
     (to be issued by the Trust on the Trust Unit Delivery Date) made by the agent of the Trust in accordance with the Trust Unit Interest Payment
     Election Notice and which shall make the acceptance of any bid conditional upon the acceptance of sufficient bids to result in aggregate proceeds from such issue and sale of Trust Units which, together with the cash payments by the Trust, if any, equal the Interest Obligation;

     "TRUST UNIT DELIVERY DATE" means a date, not more than 90 days and not less than one Business Day prior to the applicable Interest Payment Date, upon which Trust Units are issued by the Trust and delivered to the agent of the
     Trust for sale pursuant to Trust Unit Purchase Agreements:

     "TRUST UNIT INTEREST PAYMENT ELECTION" means an election by the Trust to raise funds to satisfy all or part of an Interest Obligation on the applicable Interest Payment Date in the manner described in the Trust Unit
     Interest Payment Election Notice;

     "TRUST UNIT INTEREST PAYMENT ELECTION AMOUNT" means the sum of the amount of the aggregate proceeds resulting from the sale of Trust Units on the
     Trust Unit Delivery Date pursuant to acceptable bids obtained pursuant to the Trust Unit Bid Requests, together with any amount paid by the Trust in respect of fractional Trust Units pursuant to Section 11.1(g) or otherwise paid in cash, that is equal to the aggregate amount of the Interest
     Obligation in respect of which the Trust Unit Interest Payment Election
     Notice was delivered;

                                       -8-

     "TRUST UNIT INTEREST PAYMENT ELECTION NOTICE" means a written notice made by the Trust to the agent of the Trust specifying:

               (i)   the Interest Obligation to which the election relates;

               (ii)  the Trust Unit Interest Payment Election Amount;

               (iii) the investment banks, brokers or dealers or the Manager or any of its Affiliates through which the agent of the Trust shall seek bids to purchase the Trust Units and the
                     conditions of such bids, which may include the minimum
                     number of Trust Units, minimum price per Trust Unit, timing for closing for bids and such other matters as the Trust
                     may specify or with which the Trust will establish on
                     account or accounts for the purpose of selling Trust Units;
                     and

               (iv)  that the agent of the Trust shall accept through the investment banks, brokers or dealers selected by the Trust or the Manager or any of its Affiliates only those bids
                     which comply with such notice;

     "TRUST UNIT PROCEEDS INVESTMENT" has the meaning attributed thereto in
     Section 11.1l(h);

     "TRUST UNIT PURCHASE AGREEMENT" means an agreement in customary form among the Trust, the agent of the Trust, the Trustee (if applicable) and the
     Persons making acceptable bids pursuant to a Trust Unit Bid Request, which complies with all applicable laws, including the Applicable Securities
     Legislation and the rules and regulations of any stock exchange on which the Debentures or Trust Units are then listed;

     "TSX" means The Toronto Stock Exchange or its successor or successors or any other stock exchange on which the Trust Units are then traded;

     "U.S. 1993 ACT LEGEND" has the meaning ascribed thereto in Section 2.14;

     "U.S. PLAN ASSETS" means any underlying assets described in clause (iii) of the definition of "U.S. Retirement Plan" and any assets of any "employee benefit plan" or "plan" described in clause (i) or (ii) of such definition;

     "U.S. RETIREMENT PLAN" means (i) any "employee benefit plan", as defined in
     Section 3 of ERISA that is subject to Title I of ERISA, (ii) any "plan", as defined in and subject to Section 4975 of the U.S. Tax Code, and (iii) any other entity which may be deemed (pursuant to ERISA, regulations of the
     United States Department of Labor or otherwise) to hold at any time assets of any such "employee benefit plan" or "plan" for any purpose of ERISA or
     Section 4975 of the U.S. Tax Code;

                                       -9-

     "U.S. RETIREMENT PLAN DEBENTURES" has the meaning ascribed thereto in
     Section 7.2;

     "U.S. RETIREMENT PLAN HOLDER" has the meaning ascribed thereto in Section
     7.2;

     "U.S. RETIREMENT PLAN NOTICE" has the meaning ascribed thereto in Section
     7.2;

     "U.S. RETIREMENT PLAN PROHIBITION" has the meaning ascribed thereto in
     Section 7.2;

     "U.S. TAX CODE" means the United States Internal Revenue Code of 1986, as amended, or any successor statute;

     "UNIT REDEMPTION RIGHT" has the meaning ascribed thereto in Section 4.6(a);

     "UNIT REPAYMENT RIGHT" has the meaning ascribed thereto in Section 4.10(a);

     "UNITED STATES" means the United States of America, its territories and possessions, any State of the United States and the District of Columbia;
     and

     "WRITTEN DIRECTION OF THE TRUST" means an instrument in writing signed by any one officer or trustee of the Trust or by any one officer or director of the Manager on behalf of the Trust.

1.2 MEANING OF "OUTSTANDING"

          Every Debenture certified and delivered by the Trustee hereunder shall be deemed to be outstanding until it is cancelled, converted or redeemed or delivered to the Trustee for cancellation, conversion or redemption or moneys or
Trust Units, as the case may be, or the payment thereof shall have been set aside under Section 10.2, provided that:

     (a)  Debentures which have been partially redeemed, purchased or converted shall be deemed to be outstanding only to the extent of the unredeemed, unpurchased or unconverted part of the principal amount thereof;

     (b)  when a new Debenture has been issued in substitution for a Debenture which has been lost, stolen or destroyed, only the new Debenture shall be counted for the purpose of determining the aggregate principal amount of Debentures outstanding; and

     (c)  for the purposes of any provision of this Indenture entitling
          Debentureholders of outstanding Debentures to vote, sign consents, requisitions or other instruments or take any other action under this
          Indenture, or to constitute a quorum of any meeting of
          Debentureholders, Debentures owned directly or indirectly, legally or equitably, by the Trust shall be disregarded except that:

          (i)  for the purpose of determining whether the Trustee shall be protected in relying on any such vote, consent, requisition or other instrument or

                                      -10-

               action, or on the Debentureholders present or represented at any meeting of Debentureholders, only the Debentures which the
               Trustee knows are so owned shall be so disregarded; and

          (ii) Debentures so owned which have been pledged in good faith other than to the Trust or a Subsidiary of the Trust shall not be so disregarded if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to vote such Debentures, sign consents, requisitions or other instruments or take such other actions in his discretion free from the control of the Trust or a
               Subsidiary of the Trust.

1.3 INTERPRETATION

          In this Indenture:

     (a)  words importing the singular number or masculine gender shall include the plural number or the feminine or neuter genders, and vice versa;

     (b)  all references to Articles and Schedules refer, unless otherwise specified, to articles of and schedules of this Indenture;

     (c)  all references to Sections, subsections or clauses refer, unless otherwise specified, to sections, subsections or clauses of this
          Indenture; and

     (d)  words and terms denoting inclusiveness (such as "INCLUDE" or
          "INCLUDES" or "INCLUDING"), whether or not so stated, are not limited by and do not imply limitation of their context or the words or phrases which precede or succeed them.

1.4 HEADINGS ETC.

          The division of this Indenture into Articles and Sections, the provision of a Table of Contents and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Indenture or of the Debentures.

1.5 DAY NOT A BUSINESS DAY

          In the event that any day on or before which any action required to be taken hereunder is not a Business Day, then such action shall be required to be taken on or before the requisite time on the next succeeding day that is a
Business Day.

1.6 APPLICABLE LAW

          This Indenture and the Debentures shall be construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein and shall be treated in all respects as Ontario contracts.

                                      -11-

1.7 MONETARY REFERENCES

          Whenever any amounts of money are referred to herein, such amounts shall be deemed to be in lawful money of Canada unless otherwise expressed.

1.8 INVALIDITY, ETC.

          Any provision hereof which is prohibited or unenforceable shall be ineffective only to the extent of such prohibition or unenforceability, without invalidating the remaining provisions hereof.

1.9 LANGUAGE

          Each of the parties hereto hereby acknowledges that it has consented to and requested that this Indenture and all documents relating thereto, including, without limiting the generality of the foregoing, the form of
Debenture attached hereto as Schedule A be drawn up in the English language only. Chacune des parties aux presentes reconnait par les presentes qu'elle a demande et consent a ce que le present acte de fiducie et tous les documents s'y rattachant, notamment la formule de debenture jointe aux presentes en tant qu'annexe A, ne soient rediges qu'en anglais.

1.10 SUCCESSORS AND ASSIGNS

          All covenants and agreements in this Indenture by the Trust shall bind its successors and assigns, whether expressed or not.

1.11 BENEFITS OF INDENTURE

          Nothing in this Indenture or in the Debentures, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, any paying agent, the Debentureholders (and each such Person who becomes a holder of Debentures), the trustees, the Manager and (to the extent provided in Sections 1.13 and 9.11) the holders of Trust Units, any benefit or any legal or equitable right, remedy or claim under this Indenture, save and except the rights of holders of Senior Indebtedness and their representatives granted hereunder.

1.12 REFERENCES TO ACTS OF THE TRUST

          For greater certainty, where any reference is made in this Indenture, or in any other instrument executed pursuant hereto or contemplated hereby to which the Trust is party, to an act to be performed by, an obligation or liability of, an asset or right of, or a covenant by, the Trust, such reference shall be construed and applied for all purposes as if it referred to an act to be performed by, an obligation or liability of, or a covenant by, the trustees.

                                      -12-

1.13 NO RECOURSE

          The parties hereto acknowledge that the Manager is entering into this
Indenture solely in its capacity as agent on behalf of the Trust and the obligations of the Trust hereunder shall not be personally binding upon the
Manager or any of the holders of Trust Units of the Trust or any annuitant under a plan of which a holder of Trust Units is a trustee or carrier and that any recourse against the Trust, the Manager, or any Affiliates of the Trust or
Manager, or any of their officers, employees and agents, or any holder of Trust
Units or annuitant in any manner in respect of any indebtedness, obligation or liability of the Trust arising hereunder or arising in connection herewith or from the matters to which this agreement relates, if any, including without limitation claims based on negligence or otherwise tortious behaviour, shall be limited to, and satisfied only out of, the property of the Trust.

1.14 SCHEDULES

          The following Schedules form part of this Indenture:

          Schedule "A" - Form of Debenture;

          Schedule "B" - Form of Redemption Notice

          Schedule "C" - Form of Maturity Notice

          Schedule "D" - Form of Notice of Conversion

          Schedule "E" - Form of Declaration for Removal of Legend

          Schedule "F" - Form of Put Exercise Notice

                                    ARTICLE 2

                                 THE DEBENTURES

2.1 LIMIT OF DEBENTURES

          Subject to the limitations in respect of the Initial Debentures set out in Section 2.4(a), the aggregate principal amount of Debentures authorized to be issued under this Indenture is unlimited, but Debentures may be issued only upon and subject to the conditions and limitations herein set forth.

2.2 TERMS OF DEBENTURES OF ANY SERIES

          The Debentures may be issued in one or more series. There shall be established herein or in or pursuant to one or more indentures supplemental hereto, prior to the initial issuance of Debentures of any particular series:

     (a)  the designation of the Debentures of the series (which need not include the term "DEBENTURES"), which shall distinguish the Debentures of the series from the Debentures of all other series;

                                      -13-

     (b)  any limit upon the aggregate principal amount of the Debentures of the series that may be certified and delivered under this Indenture
          (except for Debentures certified and delivered upon registration of, transfer of, amendment of, or in exchange for, or in lieu of, other
          Debentures of the series pursuant to Sections 2.9, 2.10, 3.2, 3.3, and
          3,6);

     (c)  the date or dates on which the principal of the Debentures of the series is payable;

     (d)  the rate or rates at which the Debentures of the series shall bear interest, if any, the date or dates from which such interest shall accrue, on which such interest shall be payable and on which a record, if any, shall be taken for the determination of Debentureholders to whom such interest shall be payable and/or the method or methods by which such rate or rates or date or dates shall be determined;

     (e)  the place or places where the principal of and any interest on
          Debentures of the series shall be payable, the manner of such payment, and where any Debentures of the series may be surrendered for registration of transfer or exchange;

     (f)  the right, if any, of the Trust to redeem Debentures of the series, in whole or in part, at its option and the period or periods within which, the price or prices at which and any terms and conditions upon which, Debentures of the series may be so redeemed, pursuant to any sinking fund or otherwise in whole or in part;

     (g)  the obligation, if any, of the Trust to redeem, purchase or repay
          Debentures of the series pursuant to any mandatory redemption, repurchase, repayment, sinking fund or analogous provisions, in whole or in part, or at the option of a Debentureholder thereof and the price or prices at which, the period or periods within which, the date or dates on which, and any terms and conditions upon which, Debentures of the series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligations;

     (h)  if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Debentures of the series shall be issuable;

     (i)  subject to the provisions of this Indenture, any trustees,
          Depositaries, authenticating or paying agents, transfer agents or registrars or any other agents with respect to the Debentures of the series;

     (j)  any additional events of default or covenants with respect to the
          Debentures of the series;

     (k)  whether and under what circumstances the Debentures of the series will be convertible into or exchangeable, in whole or in part, for securities of any Person;

     (1)  the form and terms of the Debentures of the series;

                                      -14-

     (m)  if applicable, that the Debentures of the series shall be issuable in whole or in part as one or more Global Debentures and, in such case, the Depositary or Depositaries for such Global Debentures in whose name the Global Debentures will be registered, and any circumstances other than or in addition to those set forth in Section 2.9 or 3.2 or those applicable with respect to any specific series of Debentures, as the case may be, in which any such Global Debenture may be exchanged, in whole or in part, for Fully Registered Debentures, or transferred, in whole or in part, to and registered in the name of a Person other than the Depositary for such Global Debentures or a nominee thereof;

     (n)  if other than Canadian currency, the currency in which the Debentures of the series are issuable;

     (o)  any other terms of the Debentures of the series (which terms shall not be inconsistent with the provisions of this Indenture); and

     (p)  any stock exchange on which the series of the Debentures may be listed at the time of issuance.

All Debentures of any one series shall be substantially identical, except as may otherwise be established herein or by or pursuant to a resolution of the Board of Directors, on behalf of the Trust, an Officer's Certificate or an indenture supplemental hereto. All Debentures of any one series need not be issued at the same time and may be issued from time to time, including pursuant to a Periodic
Offering, consistent with the terms of this Indenture, if so provided herein, by or pursuant to such resolution of the Board of Directors, on behalf of the
Trust, Officer's Certificate or in an indenture supplemental hereto.

2.3 FORM OF DEBENTURES

          Except in respect of the Initial Debentures, the form of which is provided for herein, the Debentures of each series shall be substantially in such form or forms (not inconsistent with this indenture) as shall be established herein or by or pursuant to one or more resolutions of the Board of
Directors, on behalf of the Trust (as set forth in a resolution of the Board of
Directors, on behalf of the Trust or to the extent established pursuant to rather than set forth in a resolution of the Board of Directors, on behalf of the Trust, in an Officer's Certificate detailing such establishment) and in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have imprinted or otherwise reproduced thereon such legend or legends or endorsements, not inconsistent with the provisions of this Indenture, as may be required to comply with any applicable law or with any rules or regulations pursuant thereto or with any rules or regulations of any securities exchange or securities regulatory authority or to conform to general usage, all as may be determined by a director or officer of the Manager executing such Debentures, as conclusively evidenced by their execution of such Debentures. The Trustee shall not be required to ensure compliance with any law or with rules or regulations thereto or with any rules or regulations of any securities exchange or securities regulatory

                                      -15-

authority or to conform to general usage in connection with the issue, transfer or exchange of the Debentures. The responsibility for compliance with the foregoing shall be that of the Trust, or the Debentureholder, as applicable.

2.4  FORM AND TERMS OF INITIAL DEBENTURES

     (a)  The first series of Debentures (the "INITIAL DEBENTURES") authorized for issue immediately is limited to an aggregate principal amount of
          $85,000,000 and shall be designated as "6.65% Convertible Unsecured
          Subordinated Debentures". However, subject to the provisions set out herein, additional Debentures may be issued pursuant to the Debenture after the date hereof.

     (b)  The Initial Debentures shall be dated as of July 20, 2004, shall mature on July 31, 2011 and shall bear interest from the date of issue at the rate of 6.65% per annum, payable in equal semi-annual payments in arrears on July 31 and January 31 in each year, except the first such payment to fall due on January 31, 2005 in the amount of $35.7096 per $1,000 principal amount of Initial Debentures, payable after as well as before maturity and after as well as before default, with interest on amounts in default at the same rate, compounded semi-annually.

     (c)  The Initial Debentures will be redeemable in accordance with the terms of Article 4, provided that the Initial Debentures will not be redeemable on or before July 31, 2007, except in the event of the satisfaction of certain conditions after a Change of Control has occurred as outlined herein. After July 31, 2007, and on or before
          July 31, 2009, the Initial Debentures may be redeemed in whole at any time or in part from time to time at the option of the Trust on notice as provided for in Section 4.3 provided that the Current Market Price immediately preceding the date on which such notice of redemption is given is at least 125% of the Conversion Price and the Trust shall have provided to the Trustee an Officer's Certificate confirming such
          Current Market Price and in addition thereto, at the time of redemption, the Trust shall pay to the Debentureholder accrued and unpaid interest (net of withholding tax). The Redemption Price for the
          Initial Debentures will be a price equal to their principal amount excluding accrued and unpaid interest. After July 31, 2009 and prior to the Maturity Date, the Initial Debentures may be redeemed at the option of the Trust in whole or in part from time to time on notice as provided for in Section 4.3 hereof at the Redemption Price, irrespective of the Current Market Price and, in addition thereto, at the time of redemption, the Trust shall pay to the Debentureholder accrued and unpaid interest (net of withholding tax). The Redemption
          Notice for the Initial Debentures shall be in the form of Schedule B.

     (d)  The Initial Debentures will be subordinated to the Senior Indebtedness of the Trust in accordance with the provisions of Article 5; provided however, that nothing contained in this Indenture shall in any way or manner restrict the Trust from incurring, directly or indirectly, any additional indebtedness.

                                      -16-

     (e)  Upon and subject to the provisions and conditions of Article 6, the
          Debentureholder of each Initial Debenture shall have the right at such
          Debentureholder's option, at any time prior to 5 p.m. Toronto Time on the earlier of July 31, 2011 and the last Business Day immediately preceding the date specified by the Trust for redemption of the
          Initial Debentures by notice to the Debentureholders of Initial
          Debentures in accordance with Sections 2.4(c) and 4.3 (the earlier of which will be the "TIME OF EXPIRY" for the purposes of Article 6 in respect of the Initial Debentures), to convert the whole or, in the case of a Debenture of a denomination in excess of $1,000, any part which is $l,000 or an integral multiple thereof, of the principal amount of such Debenture into Trust Units at the Conversion Price in effect on the Date of Conversion (as defined in Section 6.4(b)).

          The Conversion Price in effect on the date hereof for each Trust Unit to be issued upon the conversion of Initial Debentures shall be equal to $10.65 such that approximately 93.8967 Trust Units shall be issued for each $1,000 principal amount of Initial Debentures so converted.
          No adjustment will be made for distributions on Trust Units issuable upon conversion. Debentureholders converting their Initial Debentures following a Redemption Notice shall be entitled to receive, in addition to the applicable number of Trust Units, accrued and unpaid interest (net of withholding tax) in respect thereof for the period up to the Date of Conversion from the latest Interest Payment Date. The
          Conversion Price applicable to and the Trust Units, securities or other property receivable on the conversion of the Initial Debentures is subject to adjustment pursuant to the provisions of Section 6.5.

     (f)  On redemption or on maturity of the Initial Debentures, the Trust may, at its option and subject to the provisions of Section 4.6 and Section
          4.10 as applicable, and subject to regulatory approval, elect to satisfy its obligation to pay all or a portion of the aggregate the principal amount of the Initial Debentures by issuing and delivering to the Debentureholders of Initial Debentures Freely Tradeable Trust
          Units. If the Trust elects to exercise such option, it shall deliver a
          Redemption Notice (as defined in Section 4.3) or a maturity notice
          (the "MATURITY NOTICE") to the Debentureholders of the Initial
          Debentures in the form of Schedule B or Schedule C, as applicable.

     (g)  The Initial Debentures shall be issued as Fully Registered Debentures in denominations of $1,000 and integral multiples of $1,000 and the
          Trustee is hereby appointed as registrar and transfer agent for the
          Initial Debentures. Each Initial Debenture and the certificate of the
          Trustee endorsed thereon shall be issued in substantially the form set out in Schedule A, with such insertions, omissions, substitutions or other variations as shall be required or permitted by this Indenture and may have imprinted or otherwise reproduced thereon such legend or legends or endorsements, not inconsistent with the provisions of this
          Indenture, as may be required to comply with any law or with any rules
          or

                                      -17-

          regulations pursuant thereto or with any rules or regulations of any securities exchange or securities regulatory authority or to conform with general usage, all as may be determined by the Board of Directors on behalf of the Trust executing such Initial Debenture in accordance with Section 2.7 hereof, as conclusively evidenced by their execution of an Initial Debenture. Each Initial Debenture shall additionaily bear such distinguishing letters and numbers as the Trustee shall approve. Notwithstanding the foregoing, an Initial Debenture may be in such other form or forms as may, from time to time, be approved by a resolution of the Board of Directors on behalf of the Trust or as specified in an Officer's Certificate. The Initial Debentures may be
          engraved, lithographed, printed, mimeographed or typewritten or partly in one form and partly in another.

          The Initial Debentures shall be issued as Global Debentures and the
          Depository for the Initial Debentures shall be The Canadian Depository for Securities Limited. The Global Debentures shall be registered in the name of The Canadian Depository for Securities Limited (or any
          nominee of the Depository). No Beneficial Holder will receive definitive certificates representing their interest in Debentures except as provided in Section 3.2. A Global Debenture may be exchanged for Debentures in registered form that are not Global Debentures, or transferred to and registered in the name of a Person other than the
          Depository for such Global Debentures or a nominee thereof as provided in Section 3.2.

     (h)  Upon and subject to the provisions and conditions of Article II, the
          Trust may elect, from time to time, to satisfy its Interest Obligation on the Initial Debentures on any Interest Payment Date by delivering
          Trust Units to the agent appointed for such purpose on behalf of the
          Trust.

     (i)  Within 30 days following the occurrence of a Change of Control, and subject to the provisions and conditions of this Section 2.4(i), the
          Trust shall be obligated to offer Debentureholders the right to require the Trust to purchase their Initial Debentures, in accordance with the terms and conditions of such right set forth below:

          (i)    Within 30 days following the occurrence of a Change of Control, each Debentureholder of Initial Debentures shall have the right
                 (the "PUT RIGHT") to require the Trust to purchase, on the date which is 30 days following the date upon which the Trustee delivers a Change of Control Notice (as defined below) to the
                 Debentureholders of Initial Debentures (the "PUT DATE"), all or
                 any part of such Debentureholder's Initial Debentures in
                 accordance with the requirements of Applicable Securities
                 Legislation at a price equal to 101% of the principal amount thereof (the "PUT PRICE") plus accrued and unpaid interest on such Initial Debentures up to, but excluding, the Put Date
                 (collectively, the "TOTAL PUT PRICE").

                                      -18-

          (ii)   The Trust will, as soon as practicable, and in any event no later than 2 days after the occurrence of a Change of Control, give written notice to the Trustee of the Change of Control.
                 Such written notice of the Trust shall state whether the Put
                 Price will be payable in cash or satisfied, in whole or in part, by the issuance of Trust Units, as contemplated in
                 Subsection 2.4(i)(xiii). The Trustee will, as soon as
                 practicable thereafter, and in any event no later than 2 days after receiving notice from the Trust of the Change of Control, provide written notice to the Debentureholders of Initial
                 Debentures of the Change of Control (the "CHANGE OF CONTROL
                 NOTICE"). The Change of Control Notice shall include a
                 description of the Change of Control, details of the
                 Debentureholders' Put Right under the terms of the Indenture, details regarding whether the Put Price is to be paid in cash or, in whole or in part, in Trust Units, a statement that each
                 Debentureholder will be entitled to withdraw his election to require the Trust to purchase if the Trustee receives, no later than the close of business on the third Business Day
                 immediately preceding the Put Date, a facsimile transmission or letter setting forth the name of such Debentureholder, the principal amount of the Initial Debentures delivered for
                 purchase and a statement that such Debentureholder is
                 withdrawing his election to have the Initial Debentures
                 purchased and a description of the rights of the Trust to
                 redeem untendered Initial Debentures in accordance with Section
                 2.4(i)(iv) hereof.

          (iii)  To exercise the Put Right, the Debentureholder must deliver to the Trustee, not less than 5 Business Days prior to the Put
                 Date, written notice of the Debentureholder's exercise of such right in the form attached as Schedule F together with (a) the
                 Initial Debentures with respect to which the right is being exercised, duly endorsed for transfer, or (b) if the Initial
                 Debentures have been issued as Global Debentures, a duly
                 endorsed form of transfer.

          (iv)   If 90% or more in aggregate principal amount of Initial
                 Debentures outstanding on the date the Trust provides notice of a Change of Control to the Trustee have been tendered for
                 purchase pursuant to the Put Right on the Put Date, the Trust has the right upon written notice provided to the Trustee prior to the Put Date, to redeem all the remaining outstanding
                 Initial Debentures on the Put Date at the Total Put Price (the
                 "90% REDEMPTION RIGHT").

          (v)    Upon receipt of notice that the Trust shall exercise the 90%
                 Redemption Right and acquire the remaining Initial Debentures, the Trustee shall promptly provide written notice to all
                 Debentureholders that did not previously exercise the Put Right that:

                                      -19-

                 (A) The Trust has exercised the 90% Redemption Right and will purchase all outstanding Initial Debentures on the Put Date at the Total Put Price, including a calculation of such
                     Debentureholder's Total Put Price;

                 (B) They must transfer their Initial Debentures to the Trustee on the same terms as those Debentureholders that exercised the Put Right and must send their respective Initial
                     Debentures, duly endorsed for transfer, or their duly
                     endorsed form of transfer, as applicable, to the Trustee
                     within 10 days after sending of such notice; and

                 (C) The rights of such Debentureholder under the terms of the
                     Initial Debentures cease as of the Put Date provided the
                     Trust has paid the Total Put Price to, or to the order of, the Trustee and thereafter the Initial Debentures shall not be considered to be outstanding and the Debentureholder
                     shall not have any right except to receive the Total Put
                     Price upon surrender and delivery of such Debentureholder's
                     Initial Debentures in accordance with the Indenture.

          (vi)   Subject to Section 2.4(i)(xiii), the Trust shall, on or before
                 11:00 a.m., Toronto time on the Business Day immediately prior to the Put Date, deposit with the Trustee or any paying agent to the order of the Trustee, such sums of money, as may be sufficient to pay the Total Put Price of the Initial Debentures
                 to be purchased or redeemed by the Trust on the Put Date,
                 provided the Trust may elect to satisfy this requirement by providing the Trustee with a certified cheque for such amounts required under this Section 2.4(i)(vi) post-dated to the Put
                 Date or the Trust may satisfy this requirement by an electronic funds transfer of such sums of money on the Put Date. To the extent requested by the Trustee, the Trust shall also deposit with the Trustee a sum of money sufficient to pay any charges or expenses which may be incurred by the Trustee in connection with such purchase and/or redemption, as the case may be. Every such deposit shall be irrevocable. From the sums so deposited, the Trustee shall pay or cause to be paid to the
                 Debentureholders of such Initial Debentures, the Total Put
                 Price, and interest, if any, to which they are entitled on the
                 Trust's purchase or redemption.

          (vii)  In the event that one or more of such Initial Debentures being purchased in accordance with this Section 2.4(i) becomes
                 subject to purchase in part only, upon surrender of such
                 Initial Debentures for payment of the Total Put Price, the
                 Trust shall execute and the Trustee shall certify and deliver without charge to the Debentureholder thereof or upon the
                 Debentureholder's order, one or more new Initial Debentures for the portion of the principal amount of the Initial Debentures not purchased.

                                      -20-

          (viii) Initial Debentures for which Debenturehoiders have exercised the Put Right and Initial Debentures which the Trust has
                 elected to redeem in accordance with this Section 2.4(i) shall become due and payable at the Total Put Price on the Put Date, in the same manner and with the same effect as if it were the date of maturity specified in such Initial Debentures, anything therein or herein to the contrary notwithstanding, and from and after such Put Date, if the money necessary to purchase or redeem the Initial Debentures shall have been deposited as provided in this Section 2.4(i) and affidavits or other proofs satisfactory to the Trustee as to the publication and/or
                 mailing of such notices shall have been lodged with it,
                 interest on the Initial Debentures shall cease. If any question shall arise as to whether any notice has been given as above provided and such deposit made, such question shall be decided by the Trustee whose decision shall be final and binding upon all parties in interest.

          (ix)   In case the Debentureholder of any Initial Debenture to be purchased or redeemed in accordance with this Section 2.4(i)
                 shall fail on or before the Put Date so to surrender such
                 Debentureholder's Initial Debenture or duly endorsed form of transfer or shall not within such time accept payment of the moneys payable, or give such receipt therefor, if any, as the
                 Trustee may require, such moneys may be set aside in trust without interest, either in the deposit department of the
                 Trustee or in a chartered bank, and such setting aside shall for all purposes be deemed a payment to the Debentureholder of the sum so set aside and, to that extent, the Initial Debenture shall thereafter not be considered as outstanding hereunder and the Debentureholder shall have no other right except to receive payment of the moneys so paid and deposited, upon surrender and delivery up of such Debentureholder's Initial Debenture, of the
                 Total Put Price. In the event that any money required to be deposited hereunder with the Trustee or any depositary or
                 paying agent on account of principal, premium, if any, or
                 interest, if any, on Initial Debentures issued hereunder shall remain so deposited for a period of ten years from the Put
                 Date, then such moneys, together with any accumulated interest thereon, shall at the end of such period be paid over or
                 delivered over by the Trustee or such depositary or paying agent to the Trust and the Trustee shall not be responsible to
                 Debentureholders for any amounts owing to them.

          (x)    Subject to the provisions above related to Initial Debentures purchased in part, all Initial Debentures redeemed and paid under this Section 2.4(i) shall forthwith be delivered to the
                 Trustee and cancelled and no Initial Debentures shall be issued in substitution therefor.

          (xi)   The Trust will publicly announce the results of the purchases made pursuant to this Section 2.4(i) as soon as practicable after the Put Date.

                                      -21-

          (xii)  The Trust will comply with all Applicable Securities
                 Legislation in the event that the Trust is required to
                 repurchase Initial Debentures pursuant to this Section 2.4(i).

          (xiii) Notwithstanding any other provision of this Indenture, the
                 Trust shall be entitled at its option, subject to regulatory approval, to deposit with the Debenture Trustee or any paying agent to the order of the Debenture Trustee, in lieu of all or any portion of the cash which would otherwise be required to be deposited with the Debenture Trustee hereunder in payment of the Put Price, Freely Tradeable Trust Units for purposes of making payment of all or any portion of the Put Price. If the
                 Trust elects to pay the Put Price in Freely Tradeable Trust
                 Units, the number of such Freely Tradeable Trust Units will be determined by dividing the Put Price by 95% of the Current
                 Market Price in effect on the Put Date, and then multiplying the quotient by the fraction of the Put Price to be satisfied by Freely Tradeable Trust Units. No fractional Trust Units shall be issued as payment of the Put Price but in lieu thereof the Trust shall satisfy fractional interests by a cash payment equal to the relevant fraction of the fractional interest in a
                 Trust Unit multiplied by the Current Market Price of the Trust
                 Units in effect on the Put Date. In all other respects, in paying the Put Price the Trust shall be subject to the
                 requirements of Section 2.4(i)(vi) and the Debenture Trustee shall, in making payment to holders of such Initial Debentures pursuant to Section 2.4(i)(vi) of the Put Price, make payment using such Freely Tradeable Trust Units. Solely for purposes of this Section 2.4(i)(xiii), the term "Current Market Price" as set forth in Section 1.1 shall be modified to provide that in the event the Trust Units are not at the relevant time listed on any stock exchange or traded on the over-the-counter market, the Current Market Price shall be the fair market value of the
                 Trust Units as determined by the Trust or the Manager, on
                 behalf of the Trust, acting reasonably. In the event the Trust exercises its right pursuant to this Section 2.4(i)(xiii) to deliver Freely Tradeable Trust Units, the provisions of
                 paragraphs (c) to (l) inclusive of Section 4.10 shall apply, mutatis mutandis.

     (j)  The Trustee shall be provided with the documents and instruments referred to in Sections 2.5(b), (c) and (d) with respect to the
          Initial Debentures prior to the issuance of the Initial Debentures.

2.5 CERTIFICATION AND DELIVERY OF ADDITIONAL DEBENTURES

          The Trust may from time to time request the Trustee to certify and deliver Additional Debentures of any series by delivering to the Trustee the documents referred to below in this Section 2.5 whereupon the Trustee shall certify such Additional Debentures and cause the same to be delivered in accordance with the Written Direction of the Trust referred to below or pursuant to such procedures acceptable to the Trustee as may be specified from time to time by a

                                      -22-

Written Direction of the Trust. The maturity date, issue date, interest rate (if any) and any other terms of the Additional Debentures of such series shall be set forth in a supplemental indenture determined by or pursuant to such Written
Direction of the Trust. In certifying such Additional Debentures, the Trustee shall be entitled to receive and shall be fully protected acting upon or in relying upon, unless and until such documents have been superseded or revoked:

     (a)  an Officer's Certificate and an executed supplemental indenture by or pursuant to which the form and terms of such Additional Debentures were established;

     (b)  a Written Direction of the Trust requesting certification and delivery of such Additional Debentures and setting forth delivery instructions, provided that, with respect to Additional Debentures of a series subject to a Periodic Offering:

          (i)   such Written Direction of the Trust may be delivered by the
                Trust to the Trustee prior to the delivery to the Trustee of such Additional Debentures of such series for certification and delivery,

          (ii)  the Trustee shall certify and deliver Additional Debentures of such series for original issue from time to time, in an
                aggregate principal amount not exceeding the aggregate principal amount, if any, established for such series, pursuant to a
                Written Direction of the Trust or pursuant to procedures
                acceptable to the Trustee as may be specified from time to time by a Written Direction of the Trust,

          (iii) the maturity date or dates, issue date or dates, interest rate or rates (if any) and any other terms of Additional Debentures of such series shall be determined by an executed supplemental indenture or by Written Direction of the Trust or pursuant to such procedures, and

          (iv)  if provided for in such procedures, such Written Direction of the Trust may authorize certification and delivery pursuant to oral or electronic instructions from the Trust which oral or electronic instructions shall be promptly confirmed in writing
                (for greater certainty, the Trustee shall not be obliged to accept oral or electronic instructions unless it is satisfied, in its sole discretion, with the procedures therefor);

     (c)  an opinion of Counsel that all requirements imposed by this Indenture or by law in connection with the proposed issue of Additional
          Debentures have been complied with, subject to the delivery of certain documents or instruments specified in such opinion; and

     (d)  an Officer's Certificate certifying that the Trust is not in default under this Indenture, that the terms and conditions for the certification and delivery of Additional Debentures have been complied with, subject to the delivery of any

                                      -23-

          documents or instruments specified in such Officer's Certificate, and that no Event of Default exists or will exist upon such certification and delivery.

2.6 ISSUE OF GLOBAL DEBENTURES

     (a)  The Trust may specify that the Debentures of a series are to be issued in whole or in part as one or more Global Debentures registered in the name of a Depositary, or its nominee, designated by the Trust in the
          Written Direction of the Trust delivered to the Trustee at the time of issue of such Debentures, and in such event the Trust shall execute and the Trustee shall certify and deliver one or more Global
          Debentures that shall:

          (i)   represent an aggregate amount equal to the principal amount of the outstanding Debentures of such series to be represented by one or more Global Debentures;

          (ii)  be delivered by the Trustee to such Depositary or pursuant to such Depositary's instructions; and

          (iii) bear a legend substantially to the following effect:

                "This Debenture is a Global Debenture within the meaning of the
                Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee thereof. This Debenture may not be transferred to or exchanged for Debentures registered in the name of any Person other than the Depositary or a nominee
                thereof and no such transfer may be registered except in the limited circumstances described in the Indenture. Every
                Debenture authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, this Debenture shall be a Global Debenture subject to the foregoing, except in such limited circumstances described in the Indenture."

          (iv)  Each Depositary designated for a Global Debenture must, at the time of its designation and at all times while it serves as such
                Depositary, be a clearing agency registered or designated under the securities legislation of the jurisdiction where the
                Depositary has its principal offices.

2.7 EXECUTION OF DEBENTURES

     All Debentures shall be signed (either manually or by facsimile signature)
by any one authorized signatory of the Manager on behalf of the Trust holding office at the time of signing. A facsimile signature upon a Debenture shall for all purposes of this Indenture be deemed to be the signature of the person whose signature it purports to be. Notwithstanding that any person whose signature, either manual or in facsimile, appears on a Debenture as a director or officer of the Manager may no longer hold such office at the date of the Debenture or at the

                                      -24-

date of the certification and delivery thereof, such Debenture shall be valid and binding upon the Trust and entitled to the benefits of this Indenture.

2.8 CERTIFICATION

          No Debenture shall be issued or, if issued, shall be obligatory or shall entitle the Debentureholder to the benefits of this Indenture, until it has been manually certified by or on behalf of the Trustee substantially in the form set out in this Indenture, in the relevant supplemental indenture, or in some other form approved by the Trustee. Such certification on any Debenture shall be conclusive evidence that such Debenture is duly issued, is a valid obligation of the Trust and the Debentureholder is entitled to the benefits hereof.

          The certificate of the Trustee signed on the Debentures, or interim
Debentures hereinafter mentioned, shall not be construed as a representation or warranty by the Trustee as to the validity of this Indenture or of the
Debentures or interim Debentures or as to the issuance of the Debentures or interim Debentures and the Trustee shall in no respect be liable or answerable for the use made of the Debentures or interim Debentures or any of them or the proceeds thereof. The certificate of the Trustee signed on the Debentures or interim Debentures shall, however, be a representation and warranty by the
Trustee that the Debentures or interim Debentures have been duly certified by or on behalf of the Trustee pursuant to the provisions of this Indenture.

2.9 INTERIM DEBENTURES OR CERTIFICATES

          Pending the delivery of definitive Debentures of any series to the
Trustee, the Trust may issue and the Trustee certify in lieu thereof interim
Debentures in such forms and in such denominations and signed in such manner as provided herein, entitling the Debentureholders thereof to definitive Debentures of the series when the same are ready for delivery; or the Trust may execute and the Trustee certify a temporary Debenture for the whole principal amount of
Debentures of the series then authorized to be issued hereunder and deliver the same to the Trustee and thereupon the Trustee may issue its own interim certificates in such form and in such amounts, not exceeding in the aggregate the principal amount of the temporary Debenture so delivered to it, as the
Manager on behalf of the Trust and the Trustee may approve entitling the
Debentureholders thereof to definitive Debentures of the series when the same are ready for delivery; and, when so issued and certified, such interim or temporary Debentures or interim certificates shall, for all purposes but without duplication, rank in respect of this Indenture equally with Debentures duly issued hereunder and, pending the exchange thereof for definitive Debentures, the Debentureholders of the interim or temporary Debentures or interim certificates shall be deemed without duplication to be Debentureholders and entitled to the benefit of this Indenture to the same extent and in the same manner as though the said exchange had actually been made. Forthwith after the
Trust shall have delivered the definitive Debentures to the Trustee, the Trustee shall cancel such temporary Debentures, if any, and shall call in for exchange all interim Debentures or certificates that shall have been issued and forthwith after such exchange shall cancel the same. No charge shall be made by the Trust or the Trustee to the Debentureholders of such interim or temporary Debentures or interim certificates for the exchange thereof. All interest paid upon interim or temporary Debentures or interim certificates

                                      -25-

shall be noted thereon as a condition precedent to such payment unless paid by cheque to the registered Debentureholders thereof.

2.10 MUTILATION, LOSS, THEFT OR DESTRUCTION

          In case any of the Debentures issued hereunder shall become mutilated or be lost, stolen or destroyed, the Trust, in its discretion, may issue, and thereupon the Trustee shall certify and deliver, a new Debenture upon surrender and cancellation of the mutilated Debenture, or in the case of a lost, stolen or destroyed Debenture, in lieu of and in substitution for the same, and the substituted Debenture shall be in a form approved by the Trustee and shall be entitled to the benefits of this Indenture and rank equally in accordance with its terms with all other Debentures issued or to be issued hereunder. In case of loss, theft or destruction the applicant for a substituted Debenture shall furnish to the Trust and to the Trustee such evidence of the loss, theft or destruction of the Debenture as shall be satisfactory to each of them in their discretion and shall also furnish an indemnity satisfactory to each of them in their discretion. The applicant shall pay all reasonable expenses incidental to the issuance of any substituted Debenture.

2.11 CONCERNING INTEREST

     (a)  Subject to Section 2.4(b) with respect to the calculation of interest in respect of the initial interest payment to be paid on the Initial
          Debentures, all Debentures issued hereunder, whether originally or upon exchange or in substitution for previously issued Debentures which are interest bearing, shall bear interest from their issue date or from the last Interest Payment Date to which interest shall have been paid or made available for payment on the outstanding Debentures of that series and date of maturity, whichever shall be the later, or, in respect of Debentures subject to a Periodic Offering, from their issue date or from the last Interest Payment Date to which interest shall have been paid or made available for payment on such Debentures;
          provided that, in respect of the first interest payment after the original issuance thereof, each Debenture of a series shall bear interest from the later of the issue date of such Debenture and the last Interest Payment Date preceding the issuance of such Debenture.

     (b)  Unless otherwise specifically provided in the terms of the Debentures of any series, interest for any period of less than six months shall be computed on the basis of a year of 365 days. Subject to Section
          2.4(b) in respect of the method for calculating the amount of interest to be paid on the Initial Debentures on the first Interest Payment
          Date in respect thereof, with respect to any series of Debentures, whenever interest is computed on a basis of a year (the "DEEMED YEAR")
          which contains fewer days than the actual number of days in the calendar year of calculation, such rate of interest shall be expressed as a yearly rate for purposes of the Interest Act (Canada) by multiplying such rate of interest by the actual number of days in the calendar year of calculation and dividing it by the number of days in the deemed year.

                                      -26-

2.12 DEBENTURES TO RANK PARI PASSU

          The Debentures will be direct unsecured obligations of the Trust. Each
Debenture of the same series of Debentures will rank pari passu with each other
Debenture of the same series (regardless of their actual date or terms of issue)
and will rank pari passu or in priority in right of payment to other indebtedness of the Trust which by the terms of the instrument creating or evidencing such indebtedness is expressed to be pari passu with or subordinate in right of payment to the Debentures. The payment of the principal of, and interest on, the Debentures shall, as provided in Article 5, be subordinated and postponed in light of payment to all Senior Indebtedness (including all payments thereunder).

2.13 PAYMENTS OF AMOUNTS DUE ON MATURITY

          Except as may otherwise be provided in any supplemental indenture in respect of any series of Debentures and except as otherwise provided in this
Indenture, payments of amounts due upon maturity of the Debentures will be made in the following manner. The Trustee will establish and maintain for the residual benefit of the Trust, a Debt Account for each series of Debentures.
Each such Debt Account shall be maintained by and be subject to the control of the Trustee for the purposes of this Indenture. On or before 11:00 a.m., Toronto time on the Business Day immediately prior to each maturity date for Debentures outstanding from time to time under this Indenture, the Trust will deposit in the applicable Debt Account an amount sufficient to pay the amount payable in respect of such Debentures, (including the principal amount together with any accrued and unpaid interest thereon less any tax required by law to be deducted)
provided the Trust may elect to satisfy this requirement by providing the
Trustee with a certified cheque for such amounts required under this Section
2.13 post-dated to the applicable maturity date or the Trust may satisfy this requirement by an electronic funds transfer of such sums of money on the applicable maturity date. The Trustee, on behalf of the Trust will pay to each
Debentureholder entitled to receive payment the principal amount of and premium
(if any) and accrued and unpaid interest on the Debenture (less any tax required to be deducted on the maturity date), upon surrender of the Debenture at the
Designated Office. The deposit or making available of such amounts to the applicable Debt Account will satisfy and discharge the liability of the Trust for the Debentures to which the deposit or making available of funds relates to the extent of the amount deposited or made available (plus the amount of any tax deducted as aforesaid) and such Debentures will thereafter to that extent not be considered as outstanding under this Indenture and such Debentureholder will have no other right in regard thereto other than to receive out of the money so deposited or made available the amount to which it is entitled.

2.14 U.S. 1993 ACT LEGEND ON THE DEBENTURES

     (a)  The Debentures and the Trust Units issuable pursuant to the terms thereof have not been and will not be registered under the 1933 Act.
          All Debentures and the Trust Units issuable pursuant to the terms thereof issued and sold in the United States in reliance on Rule 144A under the 1933 Act, as well as all Debentures and the Trust Units issuable pursuant to the terms thereof issued in exchange for or in

                                      -27-

          substitution of the foregoing securities, shall bear the following legend (the "U.S. 1933 ACT LEGEND"):

          "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE
          UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR
          STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING SUCH
          SECURITIES, AGREES FOR THE BENEFIT OF THE ISSUER AND ALGONQUIN POWER
          MANAGEMENT INC. THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE
          TRANSFERRED ONLY (A) TO THE ISSUER, (B) OUTSIDE THE UNITED STATES IN
          ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE 1933 ACT, OR (C)
          INSIDE THE UNITED STATES IN ACCORDANCE WITH (1) RULE 144A UNDER THE
          1933 ACT OR (2) RULE 144 UNDER THE 1933 ACT, IF AVAILABLE, AND IN EACH
          CASE IN ACCORDANCE WITH ANY APPLICABLE LOCAL LAWS AND REGULATIONS. THE
          SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO
          STOCK EXCHANGE; HOWEVER, DELIVERY OF THIS CERTIFICATE MAY NOT
          CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON THE
          TORONTO STOCK EXCHANGE. A NEW CERTIFICATE NOT BEARING THIS LEGEND,
          DELIVERY OF WHICH WILL CONSTITUTE "GOOD DELIVERY", MAY BE OBTAINED
          FROM CIBC MELLON TRUST COMPANY UPON DELIVERY OF THIS CERTIFICATE AND A
          DULY EXECUTED DECLARATION, IN A FORM SATISFACTORY TO CIBC MELLON TRUST
          COMPANY AND THE ISSUER, TO THE EFFECT THAT THE SALE OF THE SECURITIES
          REPRESENTED HEREBY IS BEING MADE IN COMPLIANCE WITH RULE 904 OF
          REGULATION S UNDER THE 1933 ACT."

provided, that if the Debentures (or any such Trust Units) are being sold under clause (B) above, and provided that the Trust is a "foreign issuer" within the meaning of Regulation S under the 1933 Act at the time of sale, the U.S. 1933
Act Legend may be removed by providing a declaration to the Trustee, in its capacity as the trustee hereunder and as the transfer agent for the Trust Units, as set forth in Schedule E hereto (or as the Trustee or the Trust may prescribe from time to time); and provided, further, that, if any such securities are being sold under clause (C)(2) above, the U.S. 1933 Act Legend may be removed by delivery to the Trustee, in its capacity as the trustee hereunder and as the transfer agent for the Trust Units, of an opinion of counsel of recognized standing, reasonably satisfactory to the Trust, to the effect that the U.S. 1933
Act Legend is no longer required under applicable requirements of the 1933 Act or any applicable local laws or regulations. Provided that the Trustee obtains confirmation from the Trust that such counsel is satisfactory to it, the Trustee shall be entitled to rely on such opinion of counsel without further inquiry.

     (b)  Prior to the issuance of the Debentures, the Trust shall notify the
          Trustee, in writing, concerning which Debentures are to bear the U.S.
          1933 Act Legend. The

                                      -28-

          Trustee will thereafter maintain a list of all registered
          Debentureholders from time to time of Legended Debentures.

2.15 PAYMENT OF INTEREST

          The following provisions shall apply to Debentures, except as otherwise provided in Section 2.4(b) or elsewhere in this Indenture or specified in a resolution of the Board of Directors, on behalf of the Trust, Officer's
Certificate or supplemental indenture relating to a particular series of
Additional Debentures:

     (a)  As interest becomes due on each Debenture (except on conversion, at maturity or on redemption, when interest may at the option of the
          Trust be paid upon surrender of such Debenture) the Trust, either directly or through the Trustee or any agent of the Trustee, shall send or forward by prepaid ordinary mail, electronic transfer of funds or such other means as may be agreed to by the Trustee, payment of such interest (less any tax required to be withheld therefrom) to the order of the registered Debentureholder appearing on the registers maintained by the Trustee at the close of business on the 5th Business
          Day prior to the applicable Interest Payment Date and addressed to the
          Debentureholder at the Debentureholder's last address appearing on the register, unless such Debentureholder otherwise directs. If payment is made by cheque such cheque shall be forwarded as soon as practicable following the date on which interest becomes due and if payment is made by other means (such as electronic transfer of funds), such payment shall be made in a manner whereby the Debentureholder receives credit for such payment on the date such interest on such Debenture becomes due. The mailing of such cheque or the making of such payment by other means shall, to the extent of the sum represented thereby, plus the amount of any tax withheld as aforesaid, satisfy and discharge all liability for interest on such Debenture, unless in the case of payment by cheque, such cheque be not paid at par on presentation. In the event of non-receipt of any cheque for or other payment of interest by the Person to whom it is so sent as aforesaid, the Trust will issue to such Person a replacement cheque or other payment for a like amount upon being furnished with such evidence of non-receipt as it shall reasonably require and upon being indemnified to its satisfaction. Notwithstanding the foregoing, if the Trust is prevented by circumstances beyond its control (including, without limitation, any interruption in mail service) from making payment of any interest due on each Debenture in the manner provided above, the
          Trust may make payment of such interest or make such interest available for payment in any other manner acceptable to the Trustee with the same effect as though payment had been made in the manner provided above.

     (b)  Notwithstanding Section 2.15(a), if a series of Debentures is represented by a Global Debenture, then all payments of interest on the Global Debenture shall be made by electronic funds transfer on such Interest Payment Date to the Depositary or its nominee for subsequent payment to Beneficial Holders in that Global

                                      -29-

          Debenture, unless the Trust and the Depositary otherwise agree. The record date for the payment of interest will be that day which is the
          5th Business Day prior to the applicable Interest Payment Date. None of the Trust, the Trustee or any agent of the Trustee for any
          Debenture issued as a Global Debenture will be liable or responsible to any Person for any aspect of the records related to or payments made on account of beneficial interests in any Global Debenture or for maintaining, reviewing, or supervising any records relating to such beneficial interests.

                                    ARTICLE 3
                 REGISTRATION, TRANSFER, EXCHANGE AND OWNERSHIP

3.1 FULLY REGISTERED DEBENTURES

     (a)  With respect to each series of Debentures issuable as Fully Registered
          Debentures, the Trust shall cause to be kept by and at the Designated
          Office, a register in which shall be entered the names and addresses of the Debentureholders of Fully Registered Debentures and particulars of the Debentures held by them respectively and of all transfers of
          Fully Registered Debentures. Such registration shall be noted on the
          Debentures by the Trustee or other registrar unless a new Debenture shall be issued upon such transfer.

     (b)  No transfer of a Fully Registered Debenture shall be valid unless made on such register referred to in Section 3.1(a) by the registered
          Debentureholder or such Debentureholder's executors, administrators or other legal representatives or an attorney duly appointed by an instrument in writing in form and execution satisfactory to the
          Trustee or other registrar upon surrender of the Debentures together with a duty executed form of transfer acceptable to the Trustee and upon compliance with such other reasonable requirements as the Trustee or other registrar may prescribe, nor unless the name of the transferee shall have been noted on the Debenture by the Trustee or other registrar.

3.2 GLOBAL DEBENTURES

     (a)  With respect to each series of Debentures issuable in whole or in part as one or more Global Debentures, the Trust shall cause to be kept by and at the Designated Office, a register in which shall be entered the name and address of the Debentureholder of each such Global Debenture
          (being the Depositary, or its nominee, for such Global Debenture) as
          Debentureholder thereof and particulars of the Global Debenture held by it, and of all transfers thereof. If any Debentures of such series are at any time not Global Debentures, the provisions of Section 3.1 shall govern with respect to registrations and transfers of such
          Debentures.

     (b)  Notwithstanding any other provision of this Indenture, a Global
          Debenture may not be transferred by the registered Debentureholder thereof except in the

                                      -30-

          following circumstances or as otherwise specified in the resolution of the Board of Directors on behalf of the Trust, Officer's Certificate or supplemental indenture relating to a particular series of
          Additional Debentures:

          (i)   the Global Debenture may be transferred by a Depositary to a nominee of such Depositary or by a nominee of a Depositary to such Depositary or to another nominee of such Depositary or by a
                Depositary or its nominee to a successor Depositary or its nominee;

          (ii)  the Global Debenture may be transferred at any time after the
                Depositary for such Global Debenture (i) has notified the Trust that it is unwilling or unable to continue as Depositary for such Global Debenture or (ii) ceases to be eligible to be a
                Depositary under Section 2.6(a), provided that at the time of such transfer the Trust has not appointed a successor Depositary for such Global Debenture;

          (iii) the Global Debenture may be transferred at any time after the
                Trust has determined, in its sole discretion, to terminate the book-entry only registration system in respect of such Global
                Debenture and has communicated such determination to the Trustee in writing; and

          (iv)  the Global Debenture may be transferred at any time after the
                Trustee has determined that an Event of Default has occurred and is continuing with respect to the Debentures of the series issued as a Global Debenture, provided that at the time of such transfer the Trustee has not waived the Event of Default
                pursuant to Section 9.3, provided that Beneficial Holders
                representing, in the aggregate, not less than 25% of the
                aggregate principal amount of the Debentures of such series advise the Depositary in writing, through the Depositary
                Participants, that the continuation of the book-entry only registration system for such series of Debentures is no longer in their best interest and also provided that at the time of such transfer the Debenture Trustee has not waived the Event of
                Default pursuant to Section 9.3;

          (v)   Global Debentures may be transferred if required by applicable law; or

          (vi)  Global Debentures may be transferred if the book-entry only registration system ceases to exist.

     (c)  With respect to the Global Debentures, unless and until definitive certificates have been issued to Beneficial Holders pursuant to subsection 3.2(b):

          (i)   the Trust and the Debenture Trustee may deal with the Depositary for all purposes (including paying interest on the Debentures)
                as the sole

                                     -31-

                Debentureholder of such series of Debentures and the authorized representative of the Beneficial Holders;

          (ii)  the rights of the Beneficial Holders shall be exercised only through the Depositary and shall be limited to those established by law and agreements between such Beneficial Holders and the
                Depositary or the Depositary Participants;

          (iii) the Depositary will make book entry transfers between the
                Depositary Participants; and

          (iv)  whenever this Trust Indenture requires or permits actions to be taken based upon instructions or directions of Debentureholders evidencing a specified percentage of the outstanding Debentures, the Depositary shall be deemed to be counted in that percentage only to the extent that it has received instructions to such effect from the Beneficial Holders or the Depositary
                Participants, and has delivered such instructions to the
                Debenture Trustee.

     (d)  Whenever a notice or other communication is required to be provided to
          Debentureholders, unless and until definitive certificate(s) have been issued to Beneficial Holders pursuant to this Section 3.2, the
          Debenture Trustee shall provide all such notices and communications to the Depositary and the Depositary shall deliver such notices and communications to such Beneficial Holders in accordance with
          Applicable Securities Legislation. Upon the termination of the book-entry only registration system on the occurrence of one of the conditions specified in Section 3.2(b) with respect to a series of
          Debentures issued hereunder, the Debenture Trustee shall notify all applicable Beneficial Holders, through the Depositary, of the availability of definitive Debenture certificates. Upon surrender by the Depositary of the certificate(s) representing the Global
          Debentures and receipt of new registration instructions from the
          Depositary, the Debenture Trustee shall deliver the definitive
          Debenture certificates for such Debentures to the Debentureholders thereof in accordance with the new registration instructions and thereafter, the registration and transfer of such Debentures will be governed by Section 3.1 and the remaining Sections of this Article 3.

3.3 TRANSFEREE ENTITLED TO REGISTRATION

          The transferee of a Debenture shall be entitled, after the appropriate form of transfer is lodged with the Trustee or other registrar and upon compliance with all other conditions in that behalf required by this Indenture or by law, to be entered on the register as the owner of such Debenture free from all equities or rights of set-off or counterclaim between the Trust and the transferor or any previous Debentureholder of such Debenture, save in respect of

                                      -32-

equities of which the Trust is required to take notice by statute or by order of a court of competent jurisdiction.

3.4 NO NOTICE OF TRUSTS

          Neither the Trust nor the Trustee nor any registrar shall be bound to take notice of or see to the execution of any trust (other than that created by this Indenture) whether express, implied or constructive, in respect of any
Debenture, and may transfer the same on the direction of the Person registered as the Debentureholder thereof, whether named as trustee or otherwise, as though that Person were the beneficial owner thereof.

3.5 REGISTERS OPEN FOR INSPECTION

          The registers referred to in Sections 3.1 and 3.2 shall at all reasonable times during regular business hours be open for inspection by the
Trust, the Trustee or any Debentureholder. Every registrar, including the
Trustee, shall from time to time when requested so to do by the Trust or by the
Trustee, in writing, furnish the Trust or the Trustee, as the case may be, with a list of names and addresses of registered Debentureholders entered on the register kept by them and showing the principal amount and serial numbers of the
Debentures held by each such Debentureholder provided the Trustee shall be entitled to charge a reasonable fee to provide such a list.

3.6 EXCHANGES OF DEBENTURES

     (a)  Subject to Section 3.7, Debentures in any authorized form or denomination, other than Global Debentures, may be exchanged for
          Debentures in any other authorized form or denomination, of the same series and date of maturity, bearing the same interest rate and of the same aggregate principal amount as the Debentures so exchanged.

     (b)  In respect of exchanges of Debentures permitted by Section 3.6(a),
          Debentures of any series may be exchanged only at the Designated
          Office. Any Debentures tendered for exchange shall be surrendered to the Trustee. The Trust shall execute and the Trustee shall certify all
          Debentures necessary to carry out exchanges as aforesaid. All
          Debentures surrendered for exchange shall be cancelled.

     (c)  Debentures issued in exchange for Debentures which at the time of such issue have been selected or called for redemption at later date shall be deemed to have been selected or called for redemption in the same manner and shall have noted thereon a statement to that effect.

3.7 CLOSING OF REGISTERS

          Neither the Trust nor the Trustee nor any registrar shall be required to:

                                      -33-

          (i)   make transfers, exchanges or accept conversions of Fully
                Registered Debentures on any Interest Payment Date for such
                Debentures or during the five preceding Business Days from the
                Interest Payment Date;

          (ii)  make transfers, exchanges or accept conversions of any
                Debentures during the period beginning 5 Business Days before the day of the mailing of a Redemption Notice and ending on the day of mailing of such a Redemption Notice; or

          (iii) make exchanges of any Debentures which will have been selected or called for redemption unless upon due presentation thereof for redemption such Debentures shall not be redeemed.

3.8 CHARGES FOR REGISTRATION, TRANSFER AND EXCHANGE

          For each Debenture exchanged, registered, transferred or discharged from registration, the Trustee or other registrar, except as otherwise herein provided, may make a reasonable charge for its services and in addition may charge a reasonable sum for each new Debenture issued (such amounts to be agreed upon by the Trustee and the Trust from time to time), and payment of such charges and reimbursement of the Trustee or other registrar for any stamp taxes or governmental or other charges required to be paid shall be made by the party requesting such exchange, registration, transfer or discharge from registration as a condition precedent thereto. Notwithstanding the foregoing provisions, no charge shall be made to a Debentureholder hereunder:

     (a)  for any exchange, registration, transfer or discharge from registration of any Debenture applied for within a period of two months from the date of the first delivery of Debentures of that series or, with respect to Debentures subject to a Periodic Offering, within a period of two months from the date of delivery of any such
          Debenture;

     (b)  for any exchange of any interim or temporary Debenture or interim certificate that has been issued under Section 2.9 for a definitive
          Debenture;

     (c)  for any exchange of a Global Debenture as contemplated in Section 3.2;
          or

     (d)  for any exchange of any Debenture resulting from a partial redemption under Section 4.2.

3.9 OWNERSHIP OF DEBENTURES

     (a)  Unless otherwise required by law, the Person in whose name any registered Debenture is registered shall for all the purposes of this
          Indenture be and be deemed to be the owner thereof and payment of or on account of the principal of and premium, if any, on such Debenture and, in the case of a Fully Registered Debenture, interest thereon shall be made to such registered Debentureholder.

                                      -34-

     (b)  The registered Debentureholder for the time being of any registered
          Debenture shall be entitled to the principal, premium, if any, and/or interest evidenced by such instruments, respectively, free from all equities or rights of set-off or counterclaim between the Trust and the original or any intermediate Debentureholder thereof and all
          Persons may act accordingly and the receipt of any such registered
          Debentureholder for any such principal, premium or interest shall be a good discharge to the Trust and/or the Trustee for the same and neither the Trust nor the Trustee shall be bound to inquire into the title of any such registered Debentureholder.

     (c)  Where Debentures are registered in more than one name, the principal, premium, if any, and interest (in the case of Fully Registered
          Debentures) from time to time payable in respect thereof may be paid to the order of all such Debentureholders, failing written instructions from them to the contrary, and the receipt of any one of such Debentureholders therefor shall be a valid discharge, to the
          Trustee, any registrar and to the Trust.

     (d)  In the case of the death of one or more joint Debentureholders the principal, premium, if any, and interest from time to time payable thereon may be paid to the order of the survivor or survivors of such registered Debentureholders and the receipt of any such survivor or survivors therefor shall be a valid discharge to the Trustee and any registrar and to the Trust.

                                    ARTICLE 4
                      REDEMPTION AND PURCHASE OF DEBENTURES

4.1 APPLICABILITY OF ARTICLE

          Subject to regulatory approval, the Trust shall have the right at its option to redeem or repay, either in whole at any time or in part from time to time before maturity, either by payment of money, by issuance of Freely
Tradeable Trust Units as provided in Section 4.6 or any combination thereof, any
Debentures issued hereunder of any series which by their terms are made so redeemable (subject, however, to any applicable restriction on the redemption of
Debentures of such series) at such rate or rates of premium, if any, and on such date or dates and in accordance with such other provisions as shall have been determined at the time of issue of such Debentures and as shall have been expressed in this Indenture, in the Debentures, in an Officer's Certificate, or
in a supplemental indenture authorizing or providing for the issue thereof, or in the case of Additional Debentures issued pursuant to a Periodic Offering, in the Written Direction of the Trust requesting the certification and delivery thereof.

4.2 PARTIAL REDEMPTION

          If less than all the Debentures of any series for the time being outstanding are at any time to be redeemed, or if a portion of the Debentures being redeemed are being redeemed

                                      -35-

for cash and a portion of such Debentures are being redeemed by the payment of
Freely Tradeable Trust Units pursuant to Section 4.6, the Debentures to be so redeemed shall be selected by the Trustee on a pro rata basis to the nearest multiple of $1,000 in accordance with the principal amount of the Debentures registered in the name of each Debentureholder or in such other manner as the
Trustee deems equitable, subject to the approval of the TSX, as may be required from time to time. Unless otherwise specifically provided in the terms of any series of Debentures, no Debenture shall be redeemed in part unless the principal amount redeemed is $1,000 or a multiple thereof. For this purpose, the
Trustee may make, and from time to time vary, regulations with respect to the manner in which such Debentures may be drawn for redemption in part or for redemption in cash and regulations so made shall be valid and binding upon all such Debentureholders notwithstanding the fact that as a result thereof one or more of such Debentures may become subject to redemption in part only or for cash only. In the event that one or more of such Debentures becomes subject to redemption in part only, upon surrender of any such Debentures for payment of the Redemption Price, together with interest accrued to but excluding the
Redemption Date, the Trust shall execute and the Trustee shall certify and deliver without charge to the Debentureholder thereof or upon the
Debentureholder's order one or more new Debentures for the unredeemed part of the principal amount of the Debenture or Debentures so surrendered or, with respect to a Global Debenture, the Depositary shall make notations on the Global
Debenture of the principal amount thereof so redeemed. Unless the context otherwise requires, the terms "DEBENTURE" or "DEBENTURES" as used in this
Article 4 shall be deemed to mean or include any part of the principal amount of any Debenture which in accordance with the foregoing provisions has become subject to redemption.

4.3 NOTICE OF REDEMPTION

          Notice of redemption (the "REDEMPTION NOTICE") of any series of
Debentures shall be given to the Debentureholders so to be redeemed not more than 60 days nor, subject to section 4.6(b) less than 30 days prior to the date fixed for redemption (the "REDEMPTION DATE") in the manner provided in Section
15.2. Every such notice shall specify the aggregate principal amount of
Debentures called for redemption, the Redemption Date, the Redemption Price, the places of payment and shall state that interest upon the principal amount of
Debentures called for redemption shall cease to be payable from and after the
Redemption Date. In addition, unless all the outstanding Debentures are to be redeemed, the Redemption Notice shall specify:

     (a)  the distinguishing letters and numbers of the registered Debentures which are to be redeemed (or of such thereof as are registered in the name of such Debentureholder);

     (b)  in the case of a published notice, the distinguishing letters and numbers of the Debentures which are to be redeemed or, if such
          Debentures are selected by terminal digit or other similar system, such particulars as may be sufficient to identify the Debentures so selected;

     (c)  in the case of a Global Debenture, that the redemption will take place in such manner as may be agreed upon by the Depositary, the Trustee and the Trust; and

                                      -36-

     (d)  in all cases, the principal amounts of such Debentures or, if any such
          Debenture is to be redeemed in part only, the principal amount of such part.

          In the event that all Debentures to be redeemed are registered
Debentures, publication shall not be required.

4.4 DEBENTURES DUE ON REDEMPTION DATES

          Notice having been given as aforesaid, all the Debentures so called for redemption shall thereupon be and become due and payable at the Redemption
Price, together with accrued interest to but excluding the Redemption Date, on the Redemption Date specified in such notice, in the same manner and with the same effect as if it were the date of maturity specified in such Debentures, anything therein or herein to the contrary notwithstanding, and from and after such Redemption Date, if the moneys necessary to redeem, or the Trust Units to be issued to redeem, such Debentures shall have been deposited as provided in
Section 4.5 (unless payment of the Redemption Price shall not be made on presentation for surrender of such Debenture) and affidavits or other proof satisfactory to the Trustee as to the publication and/or mailing of such notices shall have been lodged with it, interest upon the Debentures shall cease. If any question shall arise as to whether any notice has been given as above provided and such deposit made, such question shall be decided by the Trustee whose decision shall be final and binding upon all parties in interest.

4.5 DEPOSIT OF REDEMPTION MONEYS OR TRUST UNITS

          Redemption of Debentures shall be provided for by the Trust depositing with the Trustee or any paying agent to the order of the Trustee, on or before
11:00 a.m. Toronto time on the Business Day immediately prior to the Redemption
Date specified in such notice, such sums of money, or certificates representing such Trust Units, as the case may be, as may be sufficient to pay the Redemption
Price of the Debentures so called for redemption, plus accrued interest thereon up to but excluding the Redemption Date, provided the Trust may elect to satisfy this requirement by providing the Trustee with a certified cheque for such amounts required under this Section 4.5 post-dated to the Redemption Date or by an electronic funds transfer of such funds on the Redemption Date. At the request of the Trustee, the Trust shall also deposit with the Trustee a sum of money sufficient to pay any charges or expenses which may be incurred by the
Trustee in connection with such redemption. Every such deposit shall be irrevocable. From the sums so deposited, the Trustee shall pay or cause to be paid, or issue or cause to be issued, to Debentureholders of such Debentures so called for redemption, upon surrender of such Debentures, the principal and premium (if any) to which they are respectively entitled on redemption. The
Trust may pay the interest hereunder in accordance with Article 11.

4.6 RIGHT TO REPAY REDEMPTION PRICE IN TRUST UNITS

     (a)  Subject to the other provisions of this Section 4.6, the Trust may, at its option, in exchange for or in lieu of paying the Redemption Price in money, elect to satisfy its obligation to pay the Redemption Price, in whole or in part, by issuing and

                                      -37-

          delivering to the Debentureholders on the Redemption Date that number of Freely Tradeable Trust Units obtained by dividing the aggregate
          Redemption Price by 95% of the then Current Market Price of the Trust
          Units on the Redemption Date (the "UNIT REDEMPTION RIGHT").

     (b)  The Trust shall exercise the Unit Redemption Right by so specifying in the Redemption Notice, which shall be delivered to the Trustee and the
          Debentureholders not more than 60 days and not less than 30 days prior to the Redemption Date.

     (c)  The Trust's right to exercise the Unit Redemption Right shall be conditional upon the following conditions being met on the Business
          Day preceding the Redemption Date:

          (i)   the qualification of the Trust Units to be issued on exercise of the Unit Redemption Right as Freely Tradeable;

          (ii)  the listing of such additional Trust Units on each stock exchange on which the Trust Units are then listed;

          (iii) the Trust being a reporting issuer (or its equivalent) in good standing under Applicable Securities Legislation where the distribution of such Trust Units occurs;

          (iv)  no Event of Default shall have occurred and be continuing;

          (v)   the receipt by the Trustee of an Officer's Certificate stating that conditions (i), (ii), (iii) and (iv) above have been
                satisfied and setting forth the number of Trust Units to be delivered for each $1,000 principal amount of Debentures and the
                Current Market Price of the Trust Units on the Redemption Date;
                and

          (vi)  the receipt by the Trustee of an opinion of Counsel to the effect that such Trust Units have been duly authorized and, when issued and delivered pursuant to the terms of this Indenture in payment of the Redemption Price, will be validly issued as fully paid, that conditions (i) and (ii) above have been satisfied and that, relying exclusively on certificates of good standing issued by the relevant securities authorities, condition (iii)
                above is satisfied, except that the opinion in respect of
                condition (iii) need not be expressed with respect to those provinces where certificates are not issued.

          If the foregoing conditions are not satisfied at or prior to the close of business on the Business Day preceding the Redemption Date, the Trust shall pay in cash the Redemption Price that would otherwise have been satisfied in
Trust Units in accordance with Section 4.5 unless the Debentureholder waives the conditions which are not satisfied.

                                      -38-

     (d)  In the event that the Trust duly exercises its Unit Redemption Right, upon presentation and surrender of the Debentures for payment on the
          Redemption Date, at any place where a register is maintained pursuant to Article 3 or any other place specified in the Redemption Notice, the Trust shall on the Redemption Date make the delivery to the
          Trustee for delivery to and on account of the Debentureholders, the
          Freely Tradeable Units to which the Debentureholders are entitled and funds representing accrued and unpaid interest (net of withholding tax) to which such Debentureholders are entitled.

     (e)  No fractional Freely Tradeable Trust Units shall be delivered upon the exercise of the Unit Redemption Right but, in lieu thereof, the Trust shall pay to the Trustee for the account of the Debentureholders, at the time contemplated in Section 4.6(d), the cash equivalent thereof determined on the basis of the Current Market Price of the Trust Units on the Redemption Date (less any tax required to be deducted, if any).

     (f)  A holder shall be treated as the unitholder of record of the Trust
          Units issued on due exercise by the Trust of its Unit Redemption Right effective immediately after the close of business on the Redemption
          Date, and shall be entitled to all substitutions therefor, all income earned thereon or accretions thereto and all dividends or
          distributions (including unit distributions and dividends or distributions in kind) thereon and arising thereafter, and in the event that the Trustee receives the same, it shall hold the same in trust for the benefit of such holder.

     (g)  The Trust shall issue to Debentureholders to whom Freely Tradeable
          Trust Units will be issued pursuant to exercise of the Unit Redemption
          Right, such number of Freely Tradeable Trust Units as shall be issuable in such event. All Freely Tradeable Trust Units which shall be so issuable shall be duly and validly issued as fully paid.

     (h)  The Trust shall comply with all Applicable Securities Legislation regulating the issue and delivery of Freely Tradeable Trust Units upon exercise of the Unit Redemption Right and shall cause to be listed and posted for trading such Trust Units on each stock exchange on which the Trust Units are then listed.

     (i)  The Trust shall from time to time promptly pay, or make provision satisfactory to the Trustee for the payment of, all taxes and charges which may be imposed by the laws of Canada or any province thereof
          (except income tax, withholding tax or security transfer tax, if any)
          which shall be payable with respect to the issuance or delivery of
          Freely Tradeable Trust Units to Debentureholders upon exercise of the
          Unit Redemption Right pursuant to the terms of the Debentures and of this Indenture.

                                      -39-

     (j)  If the Trust elects to satisfy its obligation to pay the Redemption
          Price by issuing Freely Tradeable Trust Units in accordance with this
          Section 4.6 and if the Redemption Price (or any portion thereof) to which a holder is entitled is subject to withholding taxes, the agent of the Trust, on the Written Direction of the Trust but for the
          account of the holder, may sell, through the investment banks, brokers or dealers selected by the Trust, out of the Freely Tradeable Trust
          Units issued by the Trust for this purpose, such number of Freely
          Tradeable Trust Units that is sufficient to yield net proceeds (after payment of all costs) to cover the amount of taxes required to be withheld, and shall remit same on behalf of the Trust to the proper tax authorities within the period of time prescribed for this purpose under applicable laws.

     (k)  Each certificate representing Freely Tradeable Trust Units issued in payment of the Redemption Price of Debentures bearing the U.S. 1933
          Act Legend set forth in Section 2.14, as well as all certificates issued in exchange for or in substitution of the foregoing Trust
          Units, shall bear the U.S. 1933 Act Legend set forth in Section 2.14;
          provided that if the Trust Units are being sold outside the United
          States in accordance with Rule 904 of Regulation S and provided that the Trust is a "foreign issuer" within the meaning of Regulation S at the time of sale, the U.S. 1933 Act Legend may be removed by providing a declaration to the Trustee, in its capacity as the trustee hereunder and as the transfer agent for the Trust Units, as set forth in
          Schedule E hereto (or as the Trust or the Trustee may prescribe from time to time); and provided further that, if any such securities are being sold within the United States in accordance with Rule 144 under the 1933 Act, the U.S. 1933 Act Legend may be removed by delivery to the Trustee, in its capacity as the trustee hereunder and as the transfer agent for the Trust Units, of an opinion of counsel of recognized standing, reasonably satisfactory to the Trust, to the effect that the U.S. 1933 Act Legend is no longer required under applicable requirements of the 1933 Act or any applicable local laws or regulations. Provided that the Trustee obtains confirmation from the Trust that such counsel is satisfactory to it, it shall be entitled to rely on such opinion of counsel without further inquiry.

     (l)  The Trust shall at all times reserve and keep available out of its authorized Trust Units (if the number thereof becomes limited) solely for the purpose of issue and delivery upon the exercise of the Unit
          Redemption Right as provided herein, and shall issue to
          Debentureholders to whom the Trust Units will be issued pursuant to exercise of the Units Redemption Right, such number of Trust Units as shall be issuable in such event.

     (m)  Interest accrued and unpaid on the Debentures on the Redemption Date will be paid to Debentureholders, in cash, in the manner contemplated in Section 4.5.

                                      -40-

4.7 FAILURE TO SURRENDER DEBENTURES CALLED FOR REDEMPTION

          In case the holder of any Debenture so called for redemption shall fail on or before the Redemption Date to so surrender such holder's Debenture, or shall not within such time accept payment of the Redemption Price payable, or take delivery of certificates representing any Trust Units issuable in respect thereof, or give such receipt therefor, if any, as the Trustee may require, such redemption moneys may be set aside in trust (without interest), or such certificates may be held in trust without interest, either in the deposit department of the Trustee or in a chartered bank, and such setting aside shall for all purposes be deemed a payment to the Debentureholder of the sum so set aside and, to that extent, the Debenture shall thereafter not be considered as outstanding hereunder and the Debentureholder shall have no other right except to receive payment out of the moneys so paid and deposited, or to take delivery of the certificates so deposited, upon surrender and delivery of such holder's
Debenture of the Redemption Price plus accrued interest and unpaid interest to the Redemption Date and subsequent distributions, on such Trust Units, if any, as the case may be, of such Debenture. In the event that any money, or certificates, required to be deposited hereunder with the Trustee or any depositary or paying agent on account of principal, premium, if any, or interest, if any, on Debentures issued hereunder shall remain so deposited for a period of ten years from the Redemption Date, then such moneys or certificates, together with any accumulated interest thereon, shall at the end of such period be paid over or delivered over by the Trustee or such depositary or paying agent to the Trust on its demand, and thereupon the Trustee shall not be responsible to Debentureholders for any amounts owing to them and, subject to applicable law, thereafter the holder of a Debenture in respect of which such money was so repaid to the Trust shall have no rights in respect thereof except to obtain payment of the money or certificates due from the Trust, subject to any limitation period provided by the laws of Ontario.

4.8 CANCELLATION OF DEBENTURES REDEEMED

          Subject to the provisions of Sections 4.2 and 4.9 as to Debentures redeemed or purchased in part, all Debentures redeemed and whose obligations have been satisfied under this Article 4 shall forthwith be delivered to the
Trustee and cancelled and no Debentures shall be issued in substitution therefor.

4.9 PURCHASE OF DEBENTURES BY THE TRUST

          Unless otherwise specifically provided with respect to a particular series of Debentures, the Trust may, provided no Event of Default has occurred and is continuing, at any time and from time to time, purchase Debentures in the market (which shall include purchase from or through an investment dealer or a firm holding membership on a recognized stock exchange) or by tender or by private contract, at any price, subject to compliance with Applicable Securities
Legislation regarding issuer bid requirements. If an Event of Default has occurred and is continuing, the Trust may purchase all or any part of the
Debentures as aforesaid, except by private contract. All Debentures so purchased may, at the option of the Trust, be delivered to the Trustee and shall be cancelled and no Debentures shall be issued in substitution therefor.

                                     -41-

          If, upon an invitation for tenders, more Debentures are tendered at the same lowest price that the Trust is prepared to accept, the Debentures to be purchased by the Trust shall be selected by the Trustee, in such manner (which may include selection by lot, selection on a pro rata basis, random selection by computer or any other method) as the Trustee considers appropriate, from the
Debentures tendered by each tendering Debentureholder who tendered at such lowest price. For this purpose the Trustee may make, and from time to time amend, regulations with respect to the manner in which Debentures may be so selected, and regulations so made shall be valid and binding upon all
Debentureholders, notwithstanding the fact that as a result thereof one or more of such Debentures become subject to purchase in part only. The holder of a
Debenture of which a part only is purchased, upon surrender of such Debenture for payment, shall be entitled to receive, without expense to such holder, one or more new Debentures for the unpurchased part so surrendered, and the Trustee shall certify and deliver such new Debenture or Debentures upon receipt of the
Debenture so surrendered or, with respect to a Global Debenture, the Depositary shall make notations on the Global Debenture of the principal amount thereof so purchased.

4.10 RIGHT TO REPAY PRINCIPAL AMOUNT IN TRUST UNITS

     (a)  Subject to the other provisions of this Section 4.10, the Trust may, at its option, in exchange for or in lieu of paying all or any portion of the principal amount of the Debentures outstanding in money, elect to satisfy its obligation to repay all or any portion of the principal amount of the Debentures outstanding by issuing and delivering to
          Debentureholders on the maturity of such Debentures (the "MATURITY
          DATE") that number of Freely Tradeable Trust Units obtained by dividing the aggregate principal amount of the Debentures in respect of which such election is made by 95% of the Current Market Price of the Trust Units on the Maturity Date (the "UNIT REPAYMENT RIGHT").

     (b)  The Trust shall exercise the Unit Repayment Right by so specifying in the Maturity Notice set forth in Schedule "C", which shall be delivered to the Trustee and the Debentureholders not more than 60 days and not less than 40 days prior to the Maturity Date.

     (c)  The Trust's right to exercise the Unit Repayment Right shall be conditional upon the following conditions being met on the Business
          Day preceding the Maturity Date:

          (i)   the qualification of the Trust Units to be issued on exercise of the Unit Repayment Right as Freely Tradeable;

          (ii)  the listing of such additional Trust Units on each stock exchange on which the Trust Units are then listed;

                                      -42-

          (iii) the Trust being a reporting issuer (or its equivalent) in good standing under Applicable Securities Legislation where the distribution of such Trust Units occurs;

          (iv)  no Event of Default shall have occurred and be continuing;

          (v)   the receipt by the Trustee of an Officer's Certificate stating that conditions (i), (ii), (iii) and (iv) above have been
                satisfied and setting forth the number of Trust Units to be delivered for each $11,000 principal amount of Debentures and the Current Market Price of the Trust Units on the Maturity
                Date; and

          (vi)  the receipt by the Trustee of an opinion of Counsel to the effect that such Trust Units have been duly authorized and, when issued and delivered pursuant to the terms of this Indenture in payment of the principal amount of the Debentures outstanding will be validly issued as fully paid, that conditions (i) and
                (ii) above have been satisfied and that, relying exclusively of certificates of good standing issued by the relevant securities authorities, condition (iii) above is satisfied, except that the opinion in respect of condition (iii) need not be expressed with respect to those provinces where certificates are not issued.

          If the foregoing conditions are not satisfied prior to the close of business on the Business Day preceding the Maturity Date, the Trust shall pay in cash 100% of the principal amount of the Debentures that would otherwise have been payable in accordance with Section 2.13, unless the Debentureholder waives the conditions which are not satisfied.

     (d)  In the event that the Trust duly exercises its Unit Repayment Right, upon presentation and surrender of the Debentures for payment on the
          Maturity Date, at any place where a register is maintained pursuant to
          Article 3 or any other place specified in the Maturity Notice, the
          Trust shall on the Maturity Date make the delivery to the Trustee for delivery to and on account of the holders of certificates representing the Freely Tradeable Trust Units and funds representing accrued and unpaid interest (net of withholding tax) to which such holders are entitled.

     (e)  No fractional Freely Tradeable Trust Units shall be delivered upon the exercise of the Unit Repayment Right but, in lieu thereof, the Trust shall pay to the Trustee for the account of the holders, at the time contemplated in Section 4.10(d), the cash equivalent thereof determined on the basis of the Current Market Price of the Trust Units on the Maturity Date (less any tax required to be deducted, if any).

     (f)  A holder shall be treated as the unitholder of record of the Freely
          Tradeable Trust Units issued on due exercise by the Trust of its Unit
          Repayment Right effective immediately after the close of business on the Maturity Date, and shall be entitled to all substitutions therefor, all income earned thereon or accretions thereto and all

                                      -43-

          dividends or distributions (including unit distributions and dividends or distributions in kind) thereon and arising thereafter, and in the event that the Trustee receives the same, it shall hold the same in trust for the benefit of such holder.

     (g)  The Trust shall issue to Debentureholders to whom Freely Tradeable
          Trust Units will be issued pursuant to exercise of the Unit Repayment
          Right, such number of Freely Tradeable Trust Units as shall be issuable in such event. All Freely Tradeable Trust Units which shall be so issuable shall be duly and validly issued as fully paid and non-assessable.

     (h)  The Trust shall comply with all Applicable Securities Legislation regulating the issue and delivery of Freely Tradeable Trust Units upon exercise of the Unit Repayment Right and shall cause to be listed and posted for trading such Trust Units on each stock exchange on which the Trust Units are then listed.

     (i)  The Trust shall from time to time promptly pay, or make provision satisfactory to the Trustee for the payment of, all taxes and charges which may be imposed by the laws of Canada or any province thereof
          (except income tax, withholding tax or security transfer tax, if any)
          which shall be payable with respect to the issuance or delivery of
          Freely Tradeable Trust Units to holders upon exercise of the Unit
          Repayment Right pursuant to the terms or the Debentures and of this
          Indenture.

     (j)  If the Trust elects to satisfy its obligation to pay all or any portion of the principal amount on maturity by issuing Freely
          Tradeable Trust Units in accordance with this Section 4.10 and if the principal amount (or any portion thereof) to which a holder is entitled is subject to withholding taxes, the agent of the Trust, on the Written Direction of the Trust but for the account of the holder, shall sell, through the investment banks, brokers or dealers selected by the Trust, out of the Freely Tradeable Trust Units issued by the
          Trust for this purpose, such number of Freely Tradeable Trust Units that is sufficient to yield net proceeds (after payment of all costs)
          to cover the amount of taxes required to be withheld, and shall remit same on behalf of the Trust to the proper tax authorities within the period of time prescribed for this purpose under applicable laws.

     (k)  Each certificate representing Freely Tradeable Trust Units issued in payment of the principal amount of Debentures bearing the U.S. 1933
          Act Legend set forth in Section 2.14, as well as all certificates issued in exchange for or in substitution of the foregoing Trust
          Units, shall bear the U.S. 1933 Act Legend set forth in Section 2.14;
          provided that if the Trust Units are being sold outside the United
          States in accordance with Rule 904 of Regulation S and provided that the Trust is a "foreign issuer" within the meaning of Regulation S at the time of the sale, the U.S. 1933 Act Legend may be removed by providing a declaration to the Trustee, in its capacity as the transfer agent for the Trust Units, as set forth in Schedule E hereto
          (or as the Trust or the Trustee may prescribe from time to time); and

                                      -44-

          provided, further that, if any such securities are being sold within the United States in accordance with Rule 144 under the 1933 Act, the
          U.S. 1933 Act Legend may be removed by delivery to the Trustee, in its capacity as the transfer agent for the Trust Units, of an opinion of counsel of recognized standing, reasonably satisfactory to the Trust, that the U.S. 1933 Act Legend is no longer required under applicable requirements of the 1933 Act or any applicable local laws and regulations. Provided that the Trustee obtains confirmation from the
          Trust that such counsel is satisfactory to it, it shall be entitled to rely on such opinion of counsel without further inquiry.

     (l)  The Trust shall at all times reserve and keep available out of its authorized Trust Units (if the number thereof becomes limited) solely for the purpose of issue and delivery upon the exercise of the Unit
          Repayment Right as provided herein, and shall issue to
          Debentureholders to whom the Trust Units will be issued pursuant to exercise of the Units Repayment Right, such number of Trust Units as shall be issuable in such event.

4.11 RIGHT TO PAY ALL AMOUNTS IN TRUST UNITS

          Notwithstanding any other provision in the Indenture, for greater certainty the Trust shall have the right, at its option, but subject to the prior approval of the TSX and any other applicable regulatory approval, to elect to: (i) repay the principal amount of the Debentures outstanding, in whole or in part, whether as a result of a redemption, maturity of the Debentures or otherwise, by issuing and delivering to Debentureholders Freely Tradeable Trust
Units in accordance with the terms of this Indenture, and (ii) issue and deliver to the agent of the Trust Freely Tradeable Trust Units for sale in accordance with the terms of this Indenture to raise funds to be used to satisfy the
Trust's Interest Obligations under the Debentures.

                                    ARTICLE 5
                           SUBORDINATION OF DEBENTURES

5.1 APPLICABILITY OF ARTICLE

          The indebtedness, liabilities and obligations of the Trust evidenced by any Debentures issued hereunder of any series which by their terms are subordinate, whether on account of principal, interest or otherwise, but excluding the obligation to issue Trust Units or other securities similar in nature thereto upon any conversion pursuant to Article 6, upon any redemption pursuant to Article 4, or at maturity pursuant to Article 4 (collectively, the
"SUBORDINATED DEBENTURE LIABILITIES"), shall be subordinated and postponed and subject in right of payment, to the extent and in the manner hereinafter set forth in the following sections of this Article 5, to the prior payment in full, of all Senior Indebtedness of the Trust and each holder of any such Debenture by his acceptance thereof agrees to and shall be bound by the provisions of this
Article 5.

                                      -45-

5.2 ORDER OF PAYMENT

          Upon any distribution of the assets of the Trust on any dissolution, winding up, liquidation, bankruptcy, insolvency, receivership, creditor enforcement or realization of other similar proceeding relating to the Trust or any of its property (whether voluntary or involuntary, partial or complete or any other marshalling of the assets and liabilities of the Trust, or any sale of all or substantially all of the assets of the Trust):

     (a)  all Senior Indebtedness shall first be paid in full, or provision made for such payment, before any payment is made on account of the principal of or interest on the indebtedness evidenced by the
          Debentures; and

     (b)  any payment or distribution of assets of the Trust, whether in cash, property or securities, to which the Debentureholders or the Trustee on behalf of such Debentureholders would be entitled except for the provisions of this Article 5, shall be paid or delivered by the trustee in bankruptcy, receiver, assignee for the benefit of creditors, or other liquidating agent making such payment or distribution, directly to the holders of Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any of such
          Senior Indebtedness may have been issued, to the extent necessary to pay all Senior Indebtedness in full after giving effect to any concurrent payment or distribution, or provision therefor, to the holders of such Senior Indebtedness.

     (c)  the Senior Creditors or a receiver or a receiver-manager of the Trust or of all or part of its assets or any other enforcement agent may sell, mortgage, or otherwise dispose of the Trust assets in whole or in part, free and clear of all Subordinated Debenture Liabilities and without the approval of such Debentureholders or the Trustee or any requirement to account to the Trustee or to such Debentureholders.

The rights and priority of the Senior Indebtedness as provided for herein and any subordination pursuant hereto shall not be affected by:

     (a)  the time, sequence or order of creating, granting, executing, delivering of, or registering, perfecting or failing to register or perfect any security notice, caveat, financing statement or other notice in respect of the Senior Security;

     (b)  the time or order of the attachment, perfection or crystallization of any security constituted by the Senior Security;

     (c)  the taking of any collection, enforcement or realization proceedings pursuant to the Senior Security;

     (d)  the date of obtaining of any judgment or order of any bankruptcy court or any court administering bankruptcy, insolvency or similar proceedings as to the

                                      -46-

          entitlement of the Senior Creditors, or any of them or the
          Debentureholders or other trustees or any of them to any money or property of the Trust;

     (e)  the failure to exercise any power or remedy reserved to the Senior
          Creditors under the Senior Security or to insist upon a strict compliance with any terms thereof;

     (f)  whether any Senior Security is now perfected, hereafter ceases to be perfected, is avoidable by any trustee in bankruptcy or like official or is otherwise set aside, invalidated or lapses;

     (g)  the date of giving or failing to give notice to or making demand upon the Trust or the Manager; or

     (h)  the priorities otherwise afforded under applicable laws or any other matter whatsoever.

5.3 SUBROGATION TO RIGHTS OF HOLDERS OF SENIOR INDEBTEDNESS

          Subject to the prior payment in full of all Senior Indebtedness, the
Debentureholders shall be subrogated to the rights of the holders of Senior
Indebtedness to receive payments or distributions of assets of the Trust to the extent of the application thereto of such payments or other assets which would have been received by the Debentureholders but for the provisions hereof until the principal of and interest on the Debentures shall be paid in full, and no such payments or distributions to the Debentureholders of cash, property or securities, which otherwise would be payable or distributable to the holders of the Senior Indebtedness, shall, as between the Trust, its creditors other than the holders of Senior Indebtedness, and the Debentureholders, be deemed to be a payment by the Trust to the holders of the Senior Indebtedness or on account of the Senior Indebtedness, it being understood that the provisions of this Article
5 are and are intended solely for the purpose of defining the relative rights of the Debentureholders, on the one hand, and the holders of Senior Indebtedness, on the other hand. The Trustee, for itself and on behalf of each of the
Debentureholders, hereby waives any and all rights to require a Senior Creditor to pursue or exhaust any rights or remedies with respect to the Trust or any property and assets subject to the Senior Security or in any other manner to require the marshalling of property, assets or security in connection with the exercise by the Senior Creditors of any rights, remedies or recoveries available to them.

5.4 OBLIGATION TO PAY NOT IMPAIRED

          Nothing contained in this Article 5 or elsewhere in this Indenture or in the Debentures is intended to or shall impair, as between the Trust, its creditors other than the holders of Senior Indebtedness, and the
Debentureholders, the obligation of the Trust, which is absolute and unconditional, to pay to the Debentureholders the principal of and interest on the Debentures, as and when the same shall become due and payable in accordance with their terms, or affect the relative rights of the Debentureholders and creditors of the Trust other than the holders of the Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or the

                                      -47-

Debentureholder from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this
Article 5 of the holders of Senior Indebtedness in respect of cash, property or securities of the Trust received upon the exercise of any such remedy.

5.5 NO PAYMENT IF SENIOR INDEBTEDNESS IN DEFAULT

          Neither the Trustee nor the Debentureholders shall be entitled to demand or otherwise attempt to enforce in any manner, institute proceedings for the collection of, or institute any proceedings against the Trust including, without limitation, by way of any bankruptcy, insolvency or similar proceedings or any proceeding for the appointment of a receiver, liquidator, trustee or other similar official (it being understood and agreed that the Trustee and/or the Debentureholders shall be permitted to take any steps necessary to preserve the claims of the Debentureholders in any such proceeding and any steps necessary to prevent the extinguishment or other termination of a claim or potential claim as a result of the expiry of a limitation period), or receive any payment or benefit in any manner whatsoever on account of indebtedness represented by the Debentures at any time when (1) an event of default
(howsoever designated) has occurred and is continuing under a credit agreement with a Senior Creditor, or (2) an event of default (howsoever designated) has occurred under any other Senior Indebtedness and is continuing and, in each case, notice of such event of default has been given by or on behalf of the lender or lenders party to such Senior Indebtedness to the Trust or an Affiliate thereof that is the borrower pursuant to such Senior Indebtedness.

5.6 PAYMENT ON DEBENTURES PERMITTED

          Nothing contained in this Article 5 or elsewhere in this Indenture, or in any of the Debentures, shall affect the obligation of the Trust to make, or prevent the Trust from making, at any time except during the pendency of any dissolution, winding up or liquidation of the Trust or other proceedings specified in Section 5.2 or in the circumstances contemplated by Section 5.5 affecting the affairs of the Trust, any payment of principal of or interest on the Debentures. The fact that any such payment is prohibited or any action may not be taken under this Article 5 or under any instrument relating to Senior
Indebtedness, shall not prevent the failure to make such payment from being an
Event of Default hereunder. Nothing contained in this Article 5 or elsewhere in this Indenture, or in any of the Debentures, shall prevent the conversion of the
Debentures or, subject to Sections 5.2 or 5.5 or the application by the Trustee of any moneys deposited with the Trustee hereunder for the purpose, to the payment of or on account of the principal of, or premium, if any, or interest, if any, on the Debentures. Notwithstanding the provisions of this Article 5 or any provision in this Indenture or in the Debentures contained, the Trustee shall not be charged with knowledge of the existence of any Senior Indebtedness or of any default in the payment thereof, unless and until the Trustee shall have received written notice thereof from the Trust or from the holder of Senior
Indebtedness or from the representative of any such holder.

                                      -48-

5.7 CONFIRMATION OF SUBORDINATION

          Each holder of Debentures by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in this Article 5 and appoints the Trustee his attorney-in-fact for any and all such purposes. Upon request of the Trust, and upon being furnished an Officer's Certificate stating that one or more named Persons are holders of Senior Indebtedness, or the representative or representatives of such holders, or the trustee or trustees or other representative or representatives under which any instrument evidencing such Senior Indebtedness may have been issued, and specifying the amount and nature of such Senior Indebtedness, the Trustee shall enter into a written agreement or agreements with the Trust and the Person or Persons named in such
Officer's Certificate, providing that such Person or Persons are entitled to all the rights and benefits of this Article 5 as the holder or holders, representative or representatives, or trustee or trustees of the Senior
Indebtedness specified in such Officer's Certificate and in such agreement. Such agreement shall be conclusive evidence that the indebtedness specified therein is Senior Indebtedness, however, nothing herein shall impair the rights of any holder of Senior Indebtedness who has not entered into such an agreement.

5.8 KNOWLEDGE OF TRUSTEE

          Notwithstanding the provisions of this Article 5, the Trustee will not be charged with knowledge of the existence of any fact that would prohibit the making of any payment of moneys to or by the Trustee, or the taking of any other action by the Trustee, unless and until the Trustee has received written notice thereof from the Trust, any Debentureholder or any holder or representative of any class of Senior Indebtedness or on its behalf.

5.9 TRUSTEE MAY HOLD SENIOR INDEBTEDNESS

          The Trustee is entitled to all the rights set forth in this Article 5 with respect to any Senior Indebtedness at the time held by it or for which it acts as trustee, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture deprives the Trustee of any of its rights as such holder.

5.10 RIGHTS OF HOLDERS OF SENIOR INDEBTEDNESS NOT IMPAIRED

          No right of any present or future holder of any Senior Creditor (or any representative on behalf of any such holder) to enforce the subordination and postponement herein will at any time or in any way be prejudiced or impaired by any act or failure to act on the part of the Trust or by any non-compliance by the Trust with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof which any such Senior Creditor may have or be otherwise charged with.

                                      -49-

5.11 ALTERING THE SENIOR INDEBTEDNESS

          The holders of the Senior Indebtedness have the right to extend, renew, modify or amend the terms of the Senior Indebtedness in any manner whatsoever or any security therefor and to release, sell or exchange such security and otherwise to deal freely with the Trust, all without notice to or consent of the Debentureholders or the Trustee and without affecting the liabilities and obligations of the parties to this Indenture, or the
Debentureholders or the Trustee or affecting the rights of the holders of any
Senior Indebtedness (or any representative of any such holder) or the Senior
Creditors, under this Indenture.

5.12 ADDITIONAL INDEBTEDNESS

          This Indenture does not, and shall not, restrict the Trust from incurring additional Senior Indebtedness at any time or from time to time or other indebtedness or otherwise or mortgaging, pledging or charging its real or personal property or properties to secure any indebtedness or other financing.

5.13 RIGHT OF DEBENTUREHOLDER TO CONVERT NOT IMPAIRED

          The subordination of the Debentures to the Senior Indebtedness and the
provisions of this Article 5 do not impair in any way the right of a
Debentureholder to convert its Debentures pursuant to Article 6.

                                    ARTICLE 6
                            CONVERSION OF DEBENTURES

6.1 APPLICABILITY OF ARTICLE

          Any Debentures issued hereunder of any series which by their terms are convertible (subject, however, to any applicable restriction of the conversion of Debentures of such series) will be convertible into Trust Units or other securities, at such conversion rate or rates, and on such date or dates and in accordance with such other provisions as shall have been determined at the time of issue of such Debentures and shall have been expressed in this Indenture, in such Debentures, in an Officer's Certificate, or in a supplemental indenture authorizing or providing for the issue thereof.

          Such right of conversion shall extend only to the maximum number of whole Trust Units into which the aggregate principal amount of the Debenture or
Debentures surrendered for conversion at any one time by the holder thereof may be converted. Fractional interests in Trust Units shall be adjusted for in the manner provided in Section 6.6.

                                      -50-

6.2 NOTICE OF EXPIRY OF CONVERSION PRIVILEGE

          Notice of the expiry of the conversion privileges of the Debentures in all cases other than on the Maturity Date shall be given by or on behalf of the
Trust, not more than 60 days and not less than 30 days prior to the date fixed for the Time of Expiry, in the manner provided in Section 15.2.

6.3 REVIVAL OF RIGHT TO CONVERT

          If the redemption of any Debenture called for redemption by the Trust is not made or the payment of the purchase price of any Debenture which has been tendered pursuant to the Put Right in acceptance of an offer by the Trust to purchase Debentures for cancellation is not made, in the case of a redemption upon due surrender of such Debenture or in the case of a purchase on the date on which such purchase is required to be made, as the case may be, then, provided the Time of Expiry has not passed, the right to convert such Debentures shall revive and continue as if such Debenture had not been called for redemption or tendered in acceptance of the Trust's offer, respectively.

6.4 MANNER OF EXERCISE OF RIGHT TO CONVERT

     (a)  The holder of a Debenture desiring to convert such Debenture in whole or in part into Trust Units shall surrender such Debenture to the
          Trustee at the Designated Office together with the conversion form on the back of such Debenture or any other written notice in a form satisfactory to the Trustee, in either case duly executed by the holder or his executors or administrators or other legal
          representatives or his or their attorney duly appointed by an instrument in writing in form and executed in a manner satisfactory to the Trustee, exercising his right to convert such Debenture in accordance with the provisions of this Article; provided that with respect to a Global Debenture, the obligation to surrender a Debenture to the Trustee shall be satisfied if the Trustee makes notation on the
          Global Debenture of the principal amount thereof so converted and the
          Trustee is provided with all other documentation which it may request.
          Thereupon such Debentureholder or, subject to payment of all applicable stamp or security transfer taxes or other governmental charges and compliance with all reasonable requirements of the
          Trustee, his nominee(s) or assignee(s), shall be entitled to be entered in the books of the Trust as at the Date of Conversion (or such later date as is specified in Section 6.4(b)) as the holder of the number of Trust Units into which such Debenture is convertible in accordance with the provisions of this Article and, as soon as practicable thereafter, the Trust shall deliver to such
          Debentureholder or, subject as aforesaid, his nominee(s) or assignee(s), a certificate or certificates for such Trust Units and make or cause to be made any payment of interest to which such
          Debentureholders is entitled in accordance with Section 6.4(e) hereof.

                                      -51-

     (b)  For the purposes of this Article, a Debenture shall be deemed to be surrendered for conversion on the date (herein called the "DATE OF
          CONVERSION") on which it is so surrendered in accordance with the provisions of this Article and, in the case of a Debenture so surrendered by post or other means of transmission, on the date on which it is received by the Trustee at one of its offices specified in
          Section 6.4(a); provided that if a Debenture is surrendered for conversion on a day on which the register of Trust Units is closed, the Person or Persons entitled to receive Trust Units shall become the holder or holders of record of such Trust Units as at the date on which such registers are next reopened.

     (c)  Any part, being $1,000 or an integral multiple thereof, of a Debenture in a denomination in excess of $1,000 may be converted as provided in this Article and all references in this Indenture to conversion of
          Debentures shall be deemed to include conversion of such parts.

     (d)  Any Debentureholder of which only a part is converted shall, upon the exercise of his or her right of conversion surrender the said
          Debenture to the Trustee, and the Trustee shall cancel the same and shall without charge forthwith certify and deliver to the
          Debentureholder a new Debenture or Debentures in an aggregate principal amount equal to the unconverted part of the principal amount of the Debenture so surrendered or, with respect to a Global
          Debenture, the Trustee shall make notations on the Global Debenture of the principal amount thereof so converted.

     (e)  The Debentureholder of a Debenture surrendered for conversion in accordance with this Section 6.4 shall be entitled (subject to any applicable restriction or the right to receive interest on conversion of the Debentures of any series) to receive accrued and unpaid interest in respect thereof (net of withholding taxes) from and including the last Interest Payment Date, up to but excluding the Date of Conversion of such Debenture and the Trust Units issued upon such conversion shall rank only in respect of distributions or dividends declared in favour of unit holders of record on and after the Date of
          Conversion or such later date as such holder shall become the holder of record of such Trust Units pursuant to Section 6.4(b), from which applicable date they will for all purposes be and be deemed to be issued and outstanding as fully paid and non-assessable Trust Units.

6.5 ADJUSTMENT OF CONVERSION PRICE

          The Conversion Price in effect at any date shall be subject to adjustment from time to time as follows:

     (a)  If and whenever at any time prior to the Time of Expiry the Trust shall (i) subdivide or redivide the outstanding Trust Units into a greater number of units, (ii) reduce, combine or consolidate the outstanding Trust Units into a smaller number of units, or (iii) issue
          Trust Units or securities convertible into or

                                      -52-

          exchangeable for Trust Units to the holders of all or substantially all of the outstanding Trust Units by way of a dividend or distribution (other than the issue of Trust Units to holders of Trust
          Units who have elected to receive dividends or distributions in the form of Trust Units in lieu of cash dividends or cash distributions paid in the ordinary course), the Conversion Price in effect on the effective date of such subdivision, redivision, reduction, combination or consolidation or on the record date for such issue of Trust Units by way of a dividend or distribution, as the case may be, shall in the case of any of the events referred to in (i) and (iii) above be decreased in proportion to the number of outstanding Trust Units resulting from such subdivision, redivision, dividend or distribution
          (including, in the case which securities convertible into or exchangeable for Trust Units are distributed, the number of Trust
          Units that would have been outstanding had all such securities been exchanged for or converted into Trust Units on such effective date or record date), or shall, in the case of any of the events referred to in (ii) above, be increased in proportion to the number of outstanding
          Trust Units resulting from such reduction, combination or
          consolidation. Such adjustment shall be made successively whenever any event referred to in this Section 6.5(a) shall occur. Any such issue of Trust Units by way of a dividend or distribution shall be deemed to have been made on the record date for the dividend or distribution for the purpose of calculating the number of outstanding Trust Units under subsections (b) and (c) of this Section 6.5.

     (b)  If and whenever at any time prior to the Time of Expiry the Trust shall fix a record date for the issuance of options, rights or warrants to all or substantially all the holders of its outstanding
          Trust Units entitling them, for a period expiring not more than 45 days after such record date, to subscribe for or purchase Trust Units
          (or securities convertible or exchangeable into Trust Units) at a price per unit (or having a conversion or exchange price per unit)
          less than 95% of the Current Market Price of a Trust Unit on such record date, the Conversion Price shall be adjusted immediately after such record date so that it shall equal the price determined by multiplying the Conversion Price in effect on such record date by a fraction, of which the numerator shall be the total number of Trust
          Units outstanding on such record date plus a number of Trust Units equal to the number arrived at by dividing the aggregate price of the total number of additional Trust Units offered for subscription or purchase (or the aggregate conversion or exchange price of the convertible or exchangeable securities so offered) by such Current
          Market Price per Trust Unit, and of which the denominator shall be the total number of Trust Units outstanding on such record date plus the total number of additional Trust Units offered for subscription or purchase (or into which the convertible or exchangeable securities so offered are convertible or exchangeable). Such adjustment shall be made successively whenever such a record date is fixed. To the extent that any such options, rights or warrants are not so issued or any such options, rights or warrants are not exercised prior to the expiration thereof, the Conversion Price shall be re-adjusted to the
          Conversion

                                      -53-

          Price which would then be in effect if such record date had not been fixed or to the Conversion Price which would then be in effect based upon the number of Trust Units (or securities convertible or exchangeable into Trust Units) actually issued upon the exercise of such options, rights or warrants, as the case may be.

     (c)  If and whenever at any time prior to the Time of Expiry the Trust shall fix a record date for the making of a distribution to all or substantially all the holders of its outstanding Trust Units of (i)
          units of any class other than Trust Units and other than units distributed to holders of Trust Units who have elected to receive dividends or distributions in the form of such units in lieu of dividends or distributions paid in the ordinary course, (ii) rights, options or warrants (excluding rights, options or warrants entitling the holders thereof for a period of not more than 45 days to subscribe for or purchase Trust Units or securities convertible into Trust
          Units), (iii) evidences of its indebtedness, or (iv) other securities
          (excluding rights, options or warrants entitling the holders thereof for a period of not more than 45 days to subscribe for or purchase
          Units or securities convertible into Units) or assets (excluding dividends or distributions paid in the ordinary course) then, in each such case, the Conversion Price shall be adjusted immediately after such record date so that it shall equal the price determined by multiplying the Conversion Price in effect on such record date by a fraction, of which the numerator shall be the total number of Trust
          Units outstanding on such record date multiplied by the Current Market
          Price per Trust Unit on such record date, less the fair market value
          (as determined by the Board of Directors, which determination shall be conclusive) of such units or rights, options or warrants or evidences or indebtedness or assets so distributed, and of which the denominator shall be the total number of Trust Units outstanding on such record date multiplied by such Current Market Price per Trust Unit. Such adjustment shall be made successively whenever such a record date is fixed. To the extent that such distribution is not so made, the
          Conversion Price shall be re-adjusted to the Conversion Price which would then be in effect if such record date had not been fixed or to the Conversion Price which would then be in effect based upon such units or rights, options or warrants or evidences of indebtedness or assets actually distributed, as the case may be. In clause (iv) of this subsection (c), the term "dividends or distributions paid in the ordinary course" shall include the value of any security or other property or assets distributed in lieu of cash dividends or distributions paid in the ordinary course at the option of the unitholders.

     (d)  If and whenever at any time prior to the Time of Expiry, there is a reclassification of the Trust Units or a capital reorganization of the
          Trust other than as described in Section 6.5(a) or a consolidation, amalgamation, arrangement or merger of the Trust with or into any other Person or other entity; or a sale or conveyance of the property and assets of the Trust as an entirety or substantially as an entirety to any other Person or other entity or a liquidation, dissolution or winding-up of the Trust, any Debentureholder who has not exercised its right of conversion prior to the effective date of such
          reclassification, capital reorganization, consolidation,

                                      -54-

          amalgamation, arrangement or merger, sale or conveyance or liquidation, dissolution or winding-up, upon the exercise of such right thereafter, shall be entitled to receive and shall accept, in lieu of the number of Trust Units then sought to be acquired by it, the number of trust units, shares or other securities or property of the Trust or of the Person or other entity resulting from such merger, amalgamation, arrangement or consolidation, or to which such sale or conveyance may be made or which holders of Trust Units receive pursuant to such liquidation, dissolution or winding-up, as the case may be, that such Debentureholder would have been entitled to receive on such reclassification, capital reorganization, consolidation, amalgamation, arrangement or merger, sale or conveyance or liquidation, dissolution or winding-up, if, on the record date or the effective date thereof, as the case may be, the holder had been the registered holder of the number of Trust Units sought to be acquired by it and to which it was entitled to acquire upon the exercise of the conversion right. If determined appropriate by the Board of Directors on behalf of the Trust to give effect to or to evidence the provisions of this Section 6.5(d), the Trust, its successor, or such purchasing
          Person or other entity, as the case may be, shall, prior to or contemporaneously with any such reclassification, capital
          reorganization, consolidation, amalgamation, arrangement, merger, sale or conveyance or liquidation, dissolution or winding-up enter into an indenture which shall provide, to the extent possible, for the application of the provisions set forth in this Indenture with respect to the rights and interests thereafter of the Debentureholder to the end that the provisions set forth in this Indenture shall thereafter correspondingly be made applicable, as nearly as may reasonably be practicable, with respect to any trust units, shares or other securities or property to which a Debentureholder is entitled on the exercise of its conversion rights thereafter. Any indenture entered into between the Trust and the Trustee pursuant to the provisions of this Section 6.5(d) shall be a supplemental indenture entered into pursuant to the provisions of Article 17 hereof. Any indenture entered into between the Trust, any successor to the Trust or such purchasing
          Person or other entity and the Trustee shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided in this Section 6.5(d) and which shall apply to successive, reclassifications, capital reorganizations, amalgamations, consolidations, mergers, sales or conveyances or to a liquidation, dissolution or winding-up.

     (e)  In any case in which this Section 6.5 shall require that an adjustment shall become effective immediately after a record date for an event referred to herein, the Trust may defer, until the occurrence of such event, issuing to the Debentureholder converted after such record date and before the occurrence of such event the additional Trust Units issuable upon such conversion by reason of the adjustment required by such event before giving effect to such adjustment; provided, however, that the Trust shall deliver to such Debentureholder an appropriate instrument evidencing such Debentureholder's right to receive such additional Trust Units upon the occurrence of the event requiring such adjustment and the

                                      -55-

          right to receive any distributions made on such additional Trust Units declared in favour of holders of record of Trust Units on and after the Date of Conversion or such later date as such holder would, but for the provisions of this Section 6.5(e), have become the holder of record of such additional Trust Units pursuant to Section 6.4(b).

     (f)  The adjustments provided for in this Section 6.5 are cumulative and shall apply to successive subdivisions, redivisions, reductions, combinations, consolidations, distributions, issues or other events resulting in any adjustment under the provisions of this Section, provided that, notwithstanding any other provision of this Section, no adjustment of the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the
          Conversion Price then in effect; provided however, that any adjustments which by reason of this Section 6.5(f) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

     (g)  For the purpose of calculating the number of Trust Units of the Trust outstanding, Trust Units owned by or for the benefit of the Trust shall not be counted.

     (h)  In the event of any question arising with respect to the adjustments provided in this Section 6.5, such question shall be conclusively determined by a firm of chartered accountants appointed by the Trust and acceptable to the Trustee (who may be the Auditors of the Trust);
          such accountants shall have access to all necessary records of the
          Trust and such determination shall be binding upon the Trust, the
          Trustee, and the Debentureholders.

     (i)  In case the Trust shall take any action affecting the Trust Units other than action described in this Section 6.5, which in the opinion of the Board of Directors on behalf of the Trust would materially adversely affect the rights of Debenturehoiders, the Conversion Price shall be adjusted in such manner and at such time, by action of the trustees, subject to the prior written consent of the TSX, as the
          Board of Directors on behalf of the Trust in their sole discretion may determine to be equitable in the circumstances. Failure of the Board of Directors on behalf of the Trust to make such an adjustment shall be conclusive evidence that the trustees have determined that it is equitable to make no adjustment in the circumstances.

     (j)  Subject to the prior written consent of the TSX, no adjustment in the
          Conversion Price shall be made in respect of any event described in
          Sections 6.5(a), 6.5(b) or 6.5(c) other than the events described in
          6.5(a)(i) or 6.5(a)(ii) if the Debentureholders are entitled to participate in such event on the same terms mutatis mutandis as if they had converted their Debentures prior to the effective date or record date, as the case may be, of such event.

                                      -56-

     (k)  Except as stated above in this Section 6.5, no adjustment will be made in the Conversion Price for any Debentures as a result of the issuance of Trust Units at less than the Current Market Price for such Trust
          Units on the date of issuance of the then applicable Conversion Price.

6.6 NO REQUIREMENT TO ISSUE FRACTIONAL UNITS

          The Trust shall not be required to issue fractional Trust Units upon the conversion of Debentures pursuant to this Article. If more than one
Debenture shall be surrendered for conversion at one time by the same
Debentureholder, the number of whole Trust Units issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of such
Debentures to be converted. If any fractional interest in a Trust Unit would, except for the provisions of this Section, be deliverable upon the conversion of any principal amount of Debentures, the Trust shall, in lieu of delivering any certificate representing such fractional interest, make a cash payment to the
Debentureholder of such Debenture of an amount equal to the fractional interest which would have been issuable multiplied by the Conversion Price.

6.7 TRUST TO RESERVE UNITS

          The Trust covenants with the Trustee that it will at all times reserve and keep available out of its authorized Trust Units, solely for the purpose of issue upon conversion of Debentures as in this Article provided, and conditionally allot to Debentureholders who may exercise their conversion rights hereunder, such number of Trust Units as shall then be issuable upon the conversion of all outstanding Debentures. The Trust covenants with the Trustee that all Trust Units which shall be so issuable shall be duly and validly issued as fully-paid.

6.8 CANCELLATION OF CONVERTED DEBENTURES

          Subject to the provision of Section 6.4 as to Debentures converted in part, all Debentures converted in whole or in part under the provisions of this
Article shall be forthwith delivered to and cancelled by the Trustee and no
Debenture shall be issued in substitution therefor.

6.9 CERTIFICATE AS TO ADJUSTMENT

          The Trust shall from time to time immediately after the occurrence of any event which requires an adjustment or readjustment as provided in Section
6.5, deliver an Officer's Certificate to the Trustee specifying the nature of the event requiring the same and the amount of the adjustment necessitated thereby and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based, which certificate and the amount of the adjustment specified therein shall be verified by an opinion of a firm of chartered accountants appointed by the Trust and acceptable to the Trustee (who may be the Auditors of the Trust) and shall be conclusive and binding on all parties in interest. When so approved, the Trust shall, except in respect of any subdivision, redivision, reduction, combination or consolidation of the Trust
Units, forthwith give notice to the Debentureholders in the manner

                                      -57-

provided in Section 15.2 specifying the event requiring such adjustment or readjustment and the results thereof, including the resulting Conversion Price;
provided that, if the Trust has given notice under this Section 6.9 covering all the relevant facts in respect of such event and if the Trustee approves, no such notice need be given under this Section 6.9.

6.10 NOTICE OF SPECIAL MATTERS

          The Trust covenants with the Trustee that so long as any Debenture remains outstanding, it will give notice to the Trustee, and to the
Debentureholders in the manner provided in Section 15.2, of its intention to fix a record date for any event referred to in Section 6.5(a), (b) or (c) (other than the subdivision, redivision. reduction, combination or consolidation of its
Trust Units) which may give rise to an adjustment in the Conversion Price, and, in each case, such notice shall specify the particulars of such event and the record date and the effective date for such event; provided that the Trust shall only be required to specify in such notice such particulars of such event as shall have been fixed and determined on the date on which such notice is given.
Such notice shall be given not less than fourteen (14) days in each case prior to such applicable record date.

6.11 PROTECTION OF TRUSTEE

          Subject to Section 16.3, the Trustee:

     (a)  shall not at any time be under any duty or responsibility to any
          Debentureholder to determine whether any facts exist which may require any adjustment in the Conversion Price, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed in making the same;

     (b)  shall not be accountable with respect to the validity or value (or the kind or amount) of any Trust Units or of any units, shares or other securities or property which may at any time be issued or delivered upon the conversion of any Debenture;

     (c)  shall not be responsible for any failure of the Trust to make any cash payment or to issue, transfer or deliver Trust Units, unit certificates upon the surrender of any Debenture for the purpose of conversion, or to comply with any of the covenants contained in this
          Article; and

     (d)  shall be entitled to act and rely on the adjustment calculation of the
          Trust, the Manager, the Trust's Auditors or investment dealer selected by the Trust or the Manager.

6.12 U.S. 1933 ACT LEGEND ON TRUST UNITS

          Each certificate representing Trust Units issued upon conversion of
Debentures pursuant to this Article 6 bearing the U.S. 1933 Act Legend set forth in Section 2.14, as well as all certificates issued in exchange for or in substitution of the foregoing securities, shall also bear

                                      -58-

the U.S. 1933 Act Legend set forth in Section 2.14; provided that if the Trust
Units are being sold outside the United States in accordance with Rule 904 of
Regulation S and provided that the Trust is a "foreign issuer" within the meaning of Regulation S at the time of sale, the U.S. 1933 Act Legend may be removed by providing a declaration to the Trustee, in its capacity as the transfer agent for the Trust Units, as set forth in Schedule E hereto (or as the
Trust may prescribe from time to time); and provided further that, if any such securities are being sold within the United States in accordance with Rule 144 under the 1933 Act, the U.S. 1933 Act Legend may be removed by delivery to the
Trustee in its capacity as the transfer agent for the Trust Units, of an opinion of counsel of recognized standing, reasonably satisfactory to the Trust, to the effect that the U.S. 1933 Act Legend is no longer required under applicable requirements of the 1933 Act or any applicable local laws or regulations.
Provided that the Trustee obtains confirmation from the Trust that such counsel is satisfactory to it, it shall be entitled to rely on such opinion of counsel without further inquiry.

                                    ARTICLE 7
                            LIMITATIONS ON OWNERSHIP

7.1 LIMITATIONS ON OWNERSHIP

          At no time may non-residents of Canada be the beneficial owners of a majority of the Trust Units on a fully diluted basis, whether by way of conversion of Debentures to Trust Units, repayment of Debentures by issuance of
Trust Units, or otherwise, and the Manager on behalf of the Trust has informed the Trustee and the transfer agent and registrar of the Trust Units (the
"TRANSFER AGENT") of this restriction. The Trust may require declarations as to the jurisdictions in which beneficial owners of Debentures are resident. If the
Trust becomes aware as a result of such declarations as to beneficial ownership, that the beneficial owners of 49% or more of the Trust Units then outstanding, on a fully diluted basis, are, or may be, non-residents or that such a situation is imminent, the Trust may make a public announcement thereof and shall cause the Debenture Trustee or Transfer Agent not to accept a subscription for
Debentures from or issue or register a transfer of Debentures to a Person unless the Person provides a declaration that the Person is not a non-resident. If, notwithstanding the foregoing, the Trust determines that a majority of the Trust
Units, on a fully diluted basis, are held by non-residents, the Trust may send a notice to non-resident holders of Debentures or Trust Units, chosen in inverse order to the order of acquisition or registration of the Debentures and Trust
Units or in such manner as the Trust may consider equitable and practicable, requiring them to sell their Debentures or Trust Units or a portion thereof within a specified period of not less than 60 days. If the Debentureholders or unitholders receiving such notice have not sold the specified number of
Debentures or Trust Units or provided the Trust with satisfactory evidence that they are not non-residents within such period, the Trust or an agent appointed for such purpose may on behalf of such Debentureholder or unitholder sell such
Debentures or Trust Units, as the case may be, and, in the interim, shall suspend the rights attached to such Debentures or Trust Units, as the case may be, and their rights shall be limited to receiving the net proceeds of sale upon surrender of the certificates representing such Debentures or Trust Units.

                                      -59-

7.2 PROHIBITION AGAINST OWNERSHIP BY CERTAIN U.S. RETIREMENT PLANS

          U.S. Retirement Plans are prohibited from purchasing or otherwise acquiring or holding, directly or indirectly, beneficial ownership of any
Debentures at any time, and each purchaser or other acquirer of any Debentures
(including any subsequent purchaser or other acquirer), by its purchasing or acquiring Debentures, shall be deemed to have represented to the Trust, the
Manager and any underwriters of such Debentures that (a) it is not investing assets of a U.S. Retirement Plan in order to acquire or hold the Debentures and will not otherwise hold the Debentures as U.S. Plan Assets and (b) prior to any transfer of the Debentures, it will inform any transferee thereof (other than a transferee in a transaction consummated on the TSX) of the foregoing prohibitions and the representations which such transferee will be deemed to make by purchasing or acquiring the Debentures. The foregoing prohibition and deemed representations are hereinafter referred to as the "U.S. RETIREMENT PLAN
PROHIBITION". Each purchaser or other acquirer of any Debentures at any time
(including any subsequent purchaser or other acquirer) shall also be deemed to have agreed to indemnify the Trust, the Manager, any underwriters of such
Debentures, their Affiliates and their respective trustees, directors and employees (including their respective successors and assigns) against any loss, cost or damage caused by any breach by such person of the U.S. Retirement Plan
Prohibition (a "DEEMED INDEMNITY").

          The Manager may require any purchaser or other acquirer of Debentures to file a declaration to the effect that it has not violated the U.S. Retirement
Plan Prohibition. If the Manager determines, as a result of any such declaration or otherwise, that a violation of the U.S. Retirement Plan Prohibition has occurred or that, after giving effect to any proposed subscription, issue or transfer of Debentures to any Person, a violation of the U.S. Retirement Plan
Prohibition would occur, the Manager may instruct the Trustee not to accept any subscription for any Debentures from such Person, issue any Debentures to such
Person or register or otherwise recognize the transfer of any Debentures to such
Person, unless such Person shall provide a declaration that it has not violated the U.S. Retirement Plan Prohibition. If, notwithstanding the foregoing, the
Manager determines that one or more Debentures were acquired or are being held in violation of the U.S. Retirement Plan Prohibition, the Manager may instruct the Trustee to send a written notice prepared by the Manager (a "U.S. RETIREMENT
PLAN NOTICE") through the appropriate holder of record to the beneficial owner of the Debentures (a "U.S. RETIREMENT PLAN HOLDER"). The U.S. Retirement Plan
Notice shall require such U.S. Retirement Plan Holder to sell all of its
Debentures (collectively, "U.S. RETIREMENT PLAN DEBENTURES") to a Person whose ownership does not violate the U.S. Retirement Plan Prohibition within the period stipulated in the U.S. Retirement Plan Notice. The U.S. Retirement Plan
Notice shall be given by registered prepaid mail to the holder of record for such U.S. Retirement Plan Holder and shall specify a date, which shall not be less than 10 days, within which the U.S. Retirement Plan Debentures must be sold to a Person whose ownership does not violate the U.S. Retirement Plan
Prohibition. The U.S. Retirement Plan Notice shall also require the U.S.
Retirement Plan Holder to notify the Manager forthwith after the required sale has been completed.

          If the U.S. Retirement Plan Debentures have not been sold by the U.S.
Retirement Plan Holder on or before the date stipulated in the U.S. Retirement
Plan Notice and the U.S.

                                      -60-

Retirement Plan Holder has not provided evidence satisfactory to the Manager to the effect that U.S. Retirement Plan Holder's ownership does not violate the
U.S. Retirement Plan Prohibition before such date, the Manager may instruct the
Trustee, without further notice, to effect the transfer of the U.S. Retirement
Plan Debentures on behalf of the U.S. Retirement Plan Holder on and subject to the terms herein contained and, in the interim, to suspend the rights of such
U.S. Retirement Plan Holder to receive interest payments or receive distributions in respect of the U.S. Retirement Plan Debentures, to exercise the voting rights of the U.S. Retirement Plan Debentures or to convert the U.S.
Retirement Plan Debentures to Trust Units. The provisions of Section 7.1 shall be applicable mutatis mutandis with respect to any such transfer by the Trustee, except that such U.S. Retirement Plan Holder shall only have the right to receive the net proceeds of such sale and shall have no right to receive any unpaid interest or distributions in respect of such U.S. Retirement Plan
Debentures. Notwithstanding the immediately preceding two sentences, the Trustee will have no obligation to carry out any actions contemplated in the immediately preceding two sentences unless it is satisfied, acting reasonably, that taking such actions will not expose the Trustee to any material liability.

          Notwithstanding the foregoing, if the Manager makes a public announcement that the Manager has determined that the U.S. Retirement Plan
Prohibition and the Deemed Indemnity are not then in the best interests of the
Trust, the U.S. Retirement Plan Prohibition and the Deemed Indemnity shall thereafter be immediately suspended until such time as the Manager reinstates the U.S. Retirement Plan Prohibition and the Deemed Indemnity by issuing a public announcement of such reinstatement.

                                    ARTICLE 8
                             COVENANTS OF THE TRUST

          The Trust hereby covenants and agrees with the Trustee for the benefit of the Trustee and the Debentureholders, that so long as any Debentures remain outstanding:

8.1 TO PAY PRINCIPAL AND INTEREST

          The Trust will duly and punctually pay or cause to be paid to every
Debentureholder the principal of and interest accrued on the Debentures of which it is the Debentureholder on the dates, at the places and in the manner mentioned herein and in the Debentures subject to the provisions hereof.

8.2 TO PAY TRUSTEE'S REMUNERATION

          The Trust will pay the Trustee reasonable remuneration for its services as Trustee hereunder and will repay to the Trustee on demand all moneys which shall have been paid by the Trustee in connection with the execution of the trusts hereby created and such moneys including the Trustee's remuneration, shall be payable out of any funds coming into the possession of the Trustee in priority to payment of any principal any of the Debentures or interest thereon.
The said remuneration shall continue to be payable until the trusts hereof be finally wound up and

                                      -61-

whether or not the trusts of this Indenture shall be in the course of administration by or under the direction of a court of competent jurisdiction.

8.3 TO GIVE NOTICE OF DEFAULT

          The Trust shall notify in writing the Trustee immediately upon obtaining knowledge of any Event of Default hereunder.

8.4 PRESERVATION OF EXISTENCE, ETC.

          Subject to the express provisions hereof, the Trust will carry on and conduct its activities, and cause its Subsidiaries to carry on and conduct their businesses, in a proper, efficient and business-like manner and in accordance with good business practices; and, subject to the express provisions hereof, it will do or cause to be done all things necessary to preserve and keep in full force and effect its and its Subsidiaries respective existences and rights.

8.5 ADDITIONAL COVENANTS

     (a)  The Trust will keep or cause to be kept proper books of record and account, in which full and correct entries shall be made of all financial transactions and the assets and business of the Trust in accordance with generally accepted accounting principles;

     (b)  The Trust will take all reasonable steps and actions and do all such acts and things as may be required to: (i) maintain (as long as it meets the minimum listing requirements of such institution) the listing and posting for trading of the Initial Debentures and the
          Trust Units on the TSX, and (ii) maintain its status as a reporting issuer, or the equivalent thereof, not in default of the requirements of Applicable Securities Legislation;

     (c)  The Trust shall maintain or cause the related registrar or the related paying agent, as the case may be, to maintain an office or agency at each place of payment for any Debentures where the Debentures may be presented or surrendered for payment, or for registration of transfer or exchange, and where notices and demands to or upon the Trust in respect of such Debentures and this Indenture may be served. The Trust will give prompt written notice to the Trustee of the location, and any change in the location, of any such office or agency. If at any time the Trust shall fail to maintain such required office or agency or shall fail to furnish to the Trustee the address of any such office or agency, such presentations, surrenders, notices and demands may be made or served at the principal corporate trust office of the Trustee in Toronto, Ontario and the Trust hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands;

                                      -62-

     (d)  The Trust shall deliver to the Trustee within 90 days after the end of each fiscal year of the Trust and at any reasonable time upon demand by the Trustee, an Officer's Certificate stating that the Trust has complied with, in all material respects, all requirements of the Trust contained in this Indenture that, if not complied with, in all material respects, would, with the giving of notice, lapse of time, or otherwise, constitute an Event of Default. If an Event of Default shall have occurred, the certificate shall describe the nature and particulars of the Event of Default and its current status and steps taken or proposed to be taken to eliminate such circumstances and remedy such Event of Default, as the case may be; and

     (e)  The Trust will, at the relevant times and upon exercise of the relevant rights or elections, comply and take all reasonable measures necessary to comply at all times with subsections 4.6(c) and 4.10(c)
          including, without limitation, make application for any order, ruling, registration or filing or give any notice required under Applicable
          Securities Legislation.

8.6 REPORTING REQUIREMENTS

          The Trust shall file with the Trustee within 15 days after the filing thereof with the Ontario Securities Commission, copies of the Trust's annual report and the information, documents and other reports that the Trust is required to file with the Ontario Securities Commission and deliver to unitholders. Notwithstanding that the Trust may not be required to remain subject to the reporting requirements of the Ontario Securities Commission, the
Trust shall provide to the Trustee (a) within 90 days after the end of each fiscal year, an annual financial statement of the Trust, and (b) within 45 days after the end of each of the first three fiscal quarters of each fiscal year, interim financial statements of the Trust which shall, at a minimum, contain such information as is required to be provided in quarterly reports under the laws of Canada or any province thereof to security holders of a company with securities listed on the TSX, whether or not the Trust has any of its securities so listed. Each of such reports will be prepared in accordance with the Canadian disclosure requirements and generally accepted accounting principles. The Trust will provide copies of such information, documents and reports to
Debentureholders (including for greater certainty, Beneficial Holders) upon request.

8.7 NO DISTRIBUTIONS ON TRUST UNITS IF EVENT OF DEFAULT

          The Trust shall not declare or make any distribution to the holders of its issued and outstanding Trust Units or make any repurchases of Trust Units after the occurrence of an Event of Default unless and until such default shall have been cured or waived or shall have ceased to exist.

8.8 PERFORMANCE OF COVENANTS OF TRUSTEE

          If the Trust shall fail to perform any of its covenants contained in this Indenture, and such failure has not been cured or rectified within the time permitted by this Indenture, the

                                      -63-

Trustee may notify the Debentureholders of such failure on the part of the Trust or may itself perform any of the covenants capable of being performed by it, but shall be under no obligation to do so or to notify the Debentureholders. All sums so expended or advanced by the Trustee shall be repayable as provided in
Section 8.2. No such performance, expenditure or advance by the Trustee shall be deemed to relieve the Trust of any default hereunder.

                                    ARTICLE 9
                                     DEFAULT

9.1 EVENTS OF DEFAULT

          Each of the following events constitutes, and is herein sometimes referred to as, an "EVENT OF DEFAULT":

     (a)  failure for 15 days to pay interest on the Debentures when due;

     (b)  failure to pay principal or premium, if any, on the Debentures when due whether at maturity, upon redemption, by acceleration or otherwise;

     (c)  default in the performance of any material covenant in this Indenture that is not cured within 30 days of the Trust receiving notice in writing specifying such default and requiring it to be cured;

     (d)  if a decree or order of a court having jurisdiction is entered adjudging the Trust a bankrupt or insolvent under the Bankruptcy and
          Insolvency Act (Canada) or any other bankruptcy, insolvency or analogous laws of Canada or any province thereof, or issuing sequestration or process of execution against, or against any substantial part of, the property of the Trust, or appointing a receiver of, or of any substantial part of, the property of the Trust or ordering the winding-up or liquidation of its affairs, and any such decree or order continues unstayed and in effect for a period of 60 days or any substantial part of the property of the Trust shall be sequestered or attached and shall not be returned to the possession of the Trust or released from such attachment, as the case may be, whether by filing of a bond or stay or otherwise within 60 consecutive days thereafter;

     (e)  if the Trust institutes proceedings to be adjudicated a bankrupt or insolvent, or consents to the institution of bankruptcy or insolvency proceedings against it under the Bankruptcy and Insolvency Act
          (Canada) or any other bankruptcy, insolvency or analogous laws of
          Canada or any province thereof, or consents to the filing of any such petition or to the appointment of a receiver, or liquidator or trustee or assignee in bankruptcy or insolvency for it, or of any substantial part of the property of the Trust or makes a general assignment for the benefit of creditors, or is unable to or admits in writing its inability to pay its debts generally

                                      -64-

          as they become due, or any corporate action shall be taken by the
          Trust in furtherance of any of the aforesaid actions;

     (f)  if a resolution is passed for the winding-up or liquidation of the
          Trust except in the course of carrying out or pursuant to a transaction in respect of which the conditions of Section 12.1 are duly observed and performed; or

     (g)  if, after the date of this Indenture, any proceedings with respect to the Trust are taken with respect to a compromise or arrangement, with respect to creditors of the Trust generally, under the applicable legislation of any jurisdiction;

in each and every such event the Trustee may, in its discretion, and shall, upon receipt of a request in writing signed by the Debentureholders of not less than
25% in principal amount of the Debentures then outstanding, subject to the provisions of Section 9.3, by notice in writing to the Trust declare the principal of, and premium, if any, and accrued interest on, all Debentures then outstanding and all other moneys outstanding hereunder to be due and payable and the same shall forthwith become immediately due and payable to the Trustee, anything therein or herein to the contrary notwithstanding, and the Trust shall forthwith pay to the Trustee for the benefit of the Debentureholders such principal of, and premium, if any, accrued and unpaid interest and interest on amounts in default on, such Debenture (and, where such a declaration is based upon a voluntary winding-up or liquidation of the Trust, the premium, if any, on the Debentures then outstanding which would have been payable upon the redemption thereof by the Trust on the date of such declaration) and all other moneys outstanding hereunder, together with subsequent interest at the rate borne by the Debentures on such principal, interest and such other moneys from the date of the said declaration until payment is received by the Trustee, such subsequent interest to be payable at the times and places and in the moneys mentioned in and according to the tenor of the Debentures. Such payment when made shall be deemed to have been made in discharge of the Trust's obligations hereunder and any moneys so received by the Trustee shall be applied in the manner provided in Section 9.7.

9.2 NOTICE OF EVENTS OF DEFAULT

          If an Event of Default shall occur and be continuing the Trustee shall, within 30 days after it receives written notice of the occurrence of such
Event of Default, give notice of such Event of Default to the Debentureholders in the manner provided in Section 15.2, provided that notwithstanding the foregoing, unless the Trustee shall have been requested to do so by the
Debentureholders of at least 25% of the principal amount of the Debentures then outstanding, the Trustee shall not be required to give such notice if the
Trustee reasonably and in good faith shall have determined that the withholding of such notice is in the best interests of the Debentureholders and shall have so advised the Trust in writing.

9.3 WAIVER OF DEFAULT

          Upon the happening of any Event of Default hereunder:

                                      -65-

     (a)  the Debentureholders shall have the power (in addition to the powers exercisable by Extraordinary Resolution as hereinafter provided) by requisition in writing by the Debentureholders of 66 2/3% of the principal amount of Debentures then outstanding or by Extraordinary
          Resolution of Debentureholders at a meeting held in accordance with
          Article 14 hereof, to instruct the Trustee to waive any Event of
          Default except a default in the payment of the principal of, or premium, if any, or interest on any Debentures, or in respect of a covenant or provision hereof that under the Indenture cannot be modified or amended without the consent of the Debentureholder of each outstanding Debenture of such series of Debentures affected and the
          Trustee shall thereupon waive the Event of Default upon such terms and conditions as shall be prescribed in such requisition; provided that notwithstanding the foregoing if the Event of Default has occurred by reason of the non-observance or non-performance by the Trust of any covenant applicable only to one or more series of Debentures, then the
          Debentureholders of not less than 66 2/3% of the principal amount of the outstanding Debentures of those series shall be entitled to exercise the foregoing power and the Trustee shall so act and it shall not be necessary to obtain a waiver from the Debentureholders of any other series of Debentures; and

     (b)  the Trustee, so long as it has not become bound to declare the principal and interest on the Debentures then outstanding to be due and payable, or to obtain or enforce payment of the same, shall have power to waive any Event of Default if, in the Trustee's reasonable opinion, the same shall have been cured or adequate satisfaction made therefor, and in such event to cancel any such declaration theretofore made by the Trustee in the exercise of its discretion, upon such terms and conditions as the Trustee may deem advisable.

No such act or omission either of the Trustee or of the Debentureholders shall extend to or be taken in any manner whatsoever to affect any subsequent Event of
Default or the rights resulting therefrom.

9.4 WAIVER OF DECLARATION

          At any time after a declaration of acceleration with respect to the
Debentures has been made pursuant to Section 9.1 and before a judgement or decree for payment of the money due has been obtained by the Trustee as hereinafter provided, the Debentureholders of 66 2/3% of the principal amount of outstanding Debentures, by written notice to the Trust and the Trustee, may thereupon rescind and annul such declaration and its consequences if the Trust has paid or deposited with the Trustee a sum sufficient to pay:

     (a)  all overdue interest on all Debentures;

     (b)  the principal of (and premium, if any) any of the Debentures which have become due otherwise than by such declaration of acceleration, and interest thereon at the rate or rates prescribed therefor in such
          Debentures; and

                                      -66-

     (c)  to the extent that payment of such interest is lawful and applicable, interest upon overdue instalments of interest at the rate or rates prescribed therefor in such Debentures; and

all Events of Default with respect to the Debentures, other than the non-payment of the principal of (and premium, if any), and interest on, such Debentures which have become due solely by such declaration of acceleration, have been cured or waived in accordance with the provisions of this Indenture.

9.5 ENFORCEMENT BY THE TRUSTEE

          Subject to the provisions of Sections 5.5, 5.6 and 9.3 and to the provisions of any Extraordinary Resolution that may be passed by the
Debentureholders, if the Trust shall fail to pay to the Trustee, forthwith after the same shall have been declared to be due and payable under Section 9.1, the principal of and premium (if any) and interest on all Debentures then outstanding, together with any other amounts due hereunder, the Trustee may in its discretion and shall upon receipt of a request in writing signed by the
Debentureholders of not less than 25% in principal amount of the Debentures then outstanding and upon being funded and indemnified to its reasonable satisfaction against all costs, expenses and liabilities to be incurred, proceed in its name as Trustee hereunder to obtain or enforce payment of the said principal of and premium (if any) and interest on all the Debentures then outstanding together with any other amounts due hereunder by such proceedings authorized by this
Indenture or by law or equity as the Trustee in such request shall have been directed to take, or if such request contains no such direction, or if the
Trustee shall act without such request, then by such proceedings authorized by this Indenture or by suit at law or in equity as the Trustee shall deem expedient.

          The Trustee shall be entitled and empowered, either in its own name or as trustee of an express trust, or as attorney-in-fact for the Debentureholders, or in any one or more of such capacities, but subject in all cases to Section
5.5, to file such proof of debt, amendment of proof of debt, claim, petition or other document as may be necessary or advisable in order to have the claims of the Trustee and of the Debentureholders allowed in any insolvency, bankruptcy, liquidation or other judicial proceedings relative to the Trust or its creditors or relative to or affecting its property. The Trustee is hereby irrevocably appointed (and the successive respective Debentureholders by taking and holding the same shall be conclusively deemed to have so appointed the Trustee) the true and lawful attorney-in-fact of the respective Debentureholders with authority to make and file in the respective names of the Debentureholders or on behalf of the Debentureholders as a class, subject to deduction from any such claims of the amounts of any claims filed by any of the Debentureholders themselves, any proof of debt, amendment of proof of debt claim, petition or other document in any such proceedings and to receive payment of any sums becoming distributable on account thereof, and to execute any such other papers and documents and to do and perform any and all such acts and things for and on behalf of such
Debentureholders, as may be necessary or advisable in the opinion of the
Trustee, in order to have the respective claims of the Trustee and of the
Debentureholders against the Trust or its property allowed in any such proceeding, and to receive payment of or on account of such claims; provided, however, that nothing contained in this Indenture shall be deemed to give to

                                      -67-

 the Trustee, unless so authorized by Extraordinary Resolution, any right to accept or consent to any plan of reorganization or otherwise by action of any character in such proceeding to waive or change in any way any right of any
 Debentureholder.

          The Trustee shall also have the power at any time and from time to time to institute and to maintain such suits and proceedings as it may be advised shall be necessary or advisable to preserve and protect its interests and the interests of the Debentureholders.

          All rights of action hereunder may be enforced by the Trustee without the possession of any of the Debentures or the production thereof on the trial or other proceedings relating thereto. Any such suit or proceeding instituted by the Trustee shall be brought in the name of the Trustee as trustee of an express trust, and any recovery of judgement shall be for the rateable benefit of the
Debentureholders subject to the provisions of this Indenture. In any proceeding brought by the Trustee (and also any proceeding in which a declaratory judgement of a court may be sought as to the interpretation or construction of any provision of this Indenture, to which the Trustee shall be a party) the Trustee shall be held to represent all the Debentureholders, and it shall not be necessary to make any Debentureholders parties to any such proceeding.

9.6 NO SUITS BY DEBENTUREHOLDERS

          No Debentureholder shall have any right to institute any action, suit or proceeding at law or in equity for the purpose of enforcing payment of the principal of or interest on the Debentures or for the execution of any trust or power hereunder or for the appointment of a liquidator or receiver or for a receiving order under the Bankruptcy and Insolvency Act (Canada) or to have the
Trust wound up or to file or prove a claim in any liquidation or bankruptcy proceeding or for any other remedy hereunder, unless (a) such Debentureholder shall previously have given to the Trustee written notice of the happening (or continuance) of an Event of Default hereunder; (b) the Debentureholders by
Extraordinary Resolution or by written instrument signed by the Debentureholders of at least 25% in principal amount of the Debentures then outstanding shall have made a request to the Trustee and the Trustee shall have been afforded reasonable opportunity either itself to proceed to exercise the powers hereinbefore granted or to institute an action, suit or proceeding in its name for such purpose; (c) the Debentureholders or any of them shall have furnished to the Trustee, when so requested by the Trustee, sufficient funds and security and indemnity satisfactory to it against the costs, expenses and liabilities to be incurred therein or thereby; (d) the Trustee shall have failed to act within
30 days after such notification, request and offer of indemnity and such notification, request and offer of indemnity are hereby declared in every such case, at the option of the Trustee, to be conditions precedent to any such proceeding or for any other remedy hereunder by or on behalf of the
Debentureholder; (e) during such 30 day period, the Debentureholders of 66 2/3%
of the principal amount of Debentures do not give the Trustee a direction inconsistent with the request; and (f) such action is not otherwise contrary to
Article 5.

                                      -68-

9.7 APPLICATION OF MONEYS BY TRUSTEE

     (a)  Except as herein otherwise expressly provided, any moneys received by the Trustee from the Trust pursuant to the foregoing provisions of this Article 9, or as a result of legal or other proceedings or from any trustee in bankruptcy or liquidator of the Trust, shall be applied, together with any other moneys in the hands of the Trustee available for such purpose, as follows:

          (i)   first, in payment or in reimbursement to the Trustee of its compensation, costs, charges, expenses, borrowings, advances or other moneys furnished or provided by or at the instance of the
                Trustee in or about the execution of its trusts under, or
                otherwise in relation to, this Indenture, with interest thereon as herein provided;

          (ii)  second, but subject as hereinafter in this Section 9.7 provided, in payment, rateably and proportionately to the
                Debentureholders, of the principal of and premium (if any) and accrued and unpaid interest and interest on amounts in default on the Debentures which shall then be outstanding in the
                priority of principal first and then premium and then accrued and unpaid interest and interest on amounts in default unless otherwise directed by Extraordinary Resolution and in that case in such order or priority as between principal, premium (if any)
                and interest as may be directed by such resolution; and

          (iii) third, in payment of the surplus, if any, of such moneys to the
                Trust or its assigns;

provided, however, that no payment shall be made pursuant to clause (ii) above in respect of the principal, premium or interest on any Debenture held, directly or indirectly, by or for the benefit of the Trust or any Subsidiary (other than any Debenture pledged for value and in good faith to a Person other than the
Trust or any Subsidiary but only to the extent of such Person's interest therein) except subject to the prior payment in full of the principal, premium
(if any) and interest (if any) on all Debentures which are not so held.

     (b)  The Trustee shall not be bound to apply or make any partial or interim payment of any moneys coming into its hands if the amount so received by it, after reserving thereout such amount as the Trustee may think necessary to provide for the payments mentioned in Section 9.7(a), is insufficient to make a distribution of at least 2% of the aggregate principal amount of the outstanding Debentures, but it may retain the money so received by it and invest or deposit the same as provided in
          Section 16.9 until the money or the investments representing the same, with the income derived therefrom, together with any other moneys for the time being under its control shall be sufficient for the said purpose or until it shall consider it advisable to apply the same in the manner hereinbefore set forth. The foregoing shall, however, not apply to a final payment in distribution hereunder.

                                      -69-

9.8 NOTICE OF PAYMENT BY TRUSTEE

          Not less than 15 days' notice shall be given in the manner provided in
Section 15.2 by the Trustee to the Debentureholders of any payment to be made under this Article 9. Such notice shall state the time when and place where such payment is to be made and also the liability under this Indenture to which it is to be applied. After the day so fixed, unless payment shall have been duly demanded and have been refused, the Debentureholders will be entitled to interest only on the balance (if any) of the principal moneys, premium (if any)
and interest due (if any) to them, respectively, on the Debentures, after deduction of the respective amounts payable in respect thereof on the day so fixed.

9.9 TRUSTEE MAY DEMAND PRODUCTION OF DEBENTURES

          The Trustee shall have the right to demand production of the
Debentures in respect of which any payment of principal, interest or premium required by this Article 9 is made and may cause to be endorsed on the same a memorandum of the amount so paid and the date of payment, but the Trustee may, in its discretion, dispense with such production and endorsement, upon such indemnity being given to it and to the Trust as the Trustee shall deem sufficient.

9.10 REMEDIES CUMULATIVE

          No remedy herein conferred upon or reserved to the Trustee, or upon or to the Debentureholders is intended to be exclusive of any other remedy, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now existing or hereafter to exist by law or by statute.

9.11 JUDGEMENT AGAINST THE TRUST

          The Trust covenants and agrees with the Trustee that, in case of any judicial or other proceedings to enforce the rights of the Debentureholders, judgement may be rendered against it in favour of the Debentureholders or in favour of the Trustee, as trustee for the Debentureholders, for any amount which may remain due in respect of the Debentures and premium (if any) and the interest thereon and any other moneys owing hereunder.

9.12 IMMUNITY OF TRUSTEES AND OTHERS

          The Debentureholders and the Trustee hereby waive and release any right, cause of action or remedy now or hereafter existing in any jurisdiction against any past, present or future officer, trustee, employee and agent or holder of Trust Units of the Trust or of the Manager or any of its Affiliates or
of any successor or any of them or any of their respective directors, officers, employees and agents for the payment of the principal of or premium or interest on any of the Debentures or on any covenant, agreement, representation or warranty by the Trust herein or in the Debentures contained.

                                      -70-

9.13 CONTROL BY DEBENTUREHOLDERS

          The Debentureholders of at least a majority in principal amount of the outstanding Debentures, may direct the time, method and place (in Ontario) of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it with respect to the Debentures; and take any other action authorized to be taken by or on behalf of the Debentureholders of any specified aggregate principal amount of Debentures under any provisions of this Indenture or under all applicable laws.

          The Trustee may refuse, however, to follow any direction that conflicts with law or this Indenture.

9.14 RIGHTS OF DEBENTUREHOLDERS TO RECEIVE PAYMENT

          Subject to Article 5 of this Indenture, the right of any
Debentureholder to receive payment of principal of, and premium (if any) and interest on, the Debentures held by such Debentureholder, on or after the respective due dates expressed in the Debentures (or, in the case of redemption, on the Redemption Date), or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of the Debentureholder.

9.15 DELAY OR OMISSION NOT WAIVER

          No delay or omission of the Trustee or of any Debentureholder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Debentureholders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Debentureholders, as the case may be.

                                   ARTICLE 10
                           SATISFACTION AND DISCHARGE

10.1 CANCELLATION AND DESTRUCTION

          All Debentures shall forthwith after payment thereof be delivered to the Trustee and cancelled by it. All Debentures cancelled or required to be cancelled under this or any other provision of this Indenture shall be destroyed by the Trustee and, if required by the Trust, the Trustee shall furnish to it a destruction certificate setting out the designating numbers of the Debentures so destroyed.

                                      -71-

10.2 NON- PRESENTATION OF DEBENTURES

          In case the Debentureholder of any Debenture shall fall to present the same for payment on the date on which the principal, premium (if any) or the
Interest thereon or represented thereby becomes payable either at maturity or otherwise or fails to accept payment on account thereof and give such receipt therefor, if any, as the Trustee may require:

     (a)  the Trust shall be entitled to pay or deliver to the Trustee and direct the Trustee to set aside; or

     (b)  in respect of moneys or Trust Units in the hands of the Trustee which may or should be applied to the payment of the Debentures, the Trust shall be entitled to direct the Trustee to set aside; or

     (c)  if the redemption was pursuant to notice given by the Trustee, the
          Trustee may itself set aside;

 the principal, premium (if any) or the interest, as the case may be, in trust to be paid or delivered to such Debentureholder upon due presentation or surrender thereof in accordance with the provisions of this Indenture; and
 thereupon the principal, premium (if any) or the interest payable on or represented by each Debenture in respect whereof such moneys or Trust Units, if applicable, have been set aside shall be deemed to have been paid and the
 Debentureholder thereof shall thereafter have no right in respect thereof except that of receiving delivery and payment of the moneys or Trust Units plus distributions on Trust Units, if applicable, so set aside by the Trustee upon due presentation and surrender thereof, subject always to the provisions of
 Section 10.3.

10.3 REPAYMENT OF UNCLAIMED MONEYS OR TRUST UNITS

          Subject to applicable law, any moneys or Trust Units, if applicable, set aside under Section 10.2 and not claimed by and paid to Debentureholders as provided in Section 10.2 within ten years after the date of such setting aside shall be repaid and delivered to the Trust by the Trustee and thereupon the
Trustee shall be released from all further liability with respect to such moneys or Trust Units, if applicable, and thereafter the Debentureholders in respect of which such moneys or Trust Units, if applicable, were so repaid to the Trust shall have no rights in respect thereof except to obtain payment and delivery of the moneys or Trust Units, if applicable, from the Trust subject to any limitation provided by the laws of the Province of Ontario.

10.4 DISCHARGE

          The Trustee shall at the written request of the Trust release and discharge this Indenture and execute and deliver such instruments as it shall be advised by Counsel are requisite for that purpose and to release the Trust from its covenants herein contained (other than the provisions relating to the indemnification of the Trustee), upon proof being given to the

                                      -72-

reasonable satisfaction of the Trustee that the principal and premium (if any)
of and interest (including interest on amounts in default, if any), on all the
Debentures and all other moneys payable hereunder have been paid or satisfied or that, all the Debentures having matured or having been duly called for redemption, payment of the principal of and interest (including interest on amounts in default, if any) on such Debentures and of all other moneys payable hereunder has been duly and effectually provided for in accordance with the provisions hereof.

10.5 SATISFACTION

     (a)  The Trust shall be deemed to have fully paid, satisfied and discharged all of the outstanding Debentures of any series and the Trustee, at the expense of the Trust, shall execute and deliver proper instruments acknowledging the full payment, satisfaction and discharge of such
          Debentures, when, with respect to all of the outstanding Debentures or all of the outstanding Debentures of any series, as applicable, either:

          (i)   the Trust has deposited or caused to be deposited with the
                Trustee as trust funds or property in trust for the purpose of making payment on such Debentures, an amount in money or Trust
                Units, if applicable, sufficient to pay, satisfy and discharge the entire amount of principal, premium, if any, and interest, if any, to maturity or any repayment date or Redemption Dates, as the case may be, of such Debentures; or

          (ii)  the Trust has deposited or caused to be deposited with the
                Trustee as trust property in trust for the purpose of making payment on such Debentures:

                (A)  if the Debentures are issued in Canadian dollars, such amount in Canadian dollars of direct obligations of, or
                     obligations the principal and interest of which are
                     guaranteed by, the Government of Canada or Trust Units, if applicable; or

                (B)  if the Debentures are issued in a currency or currency unit other than Canadian dollars, cash in the currency or
                     currency unit in which the Debentures are payable and/or
                     such amount in such currency or currency unit of direct
                     obligations of, or obligations the principal and interest
                     of which are guaranteed by, the Government of Canada or the government that issued the currency or currency unit in
                     which the Debentures are payable or Trust Units, if
                     applicable;

                as will, together with the income to accrue thereon and
                reinvestment thereof, be sufficient to pay and discharge the entire amount of principal and accrued and unpaid interest to maturity or any repayment date, as the case may be, of all such
                Debentures;

                                      -73-

          and in either event:

          (iii) the Trust has paid, caused to be paid or made provisions to the satisfaction of the Trustee for the payment of all other sums payable with respect to all of such Debentures (together with all applicable expenses of the Trustee in connection with the payment of such Debentures); and

          (iv)  the Trust has delivered to the Trustee an Officer's Certificate stating that all conditions precedent herein provided relating to the payment, satisfaction and discharge of all such
                Debentures have been complied with.

          Any deposits with the Trustee referred to in this Section 10.5 shall be irrevocable, subject to Sections 10.3 and 10.6, and shall be made under the terms of an escrow and/or trust agreement in form and substance satisfactory to the Trustee and which provides for the due and punctual payment of the principal of, and interest and premium, if any, on the Debentures being satisfied.

     (b)  Upon the satisfaction of the conditions set forth in this Section 10.5 with respect to all the outstanding Debentures, or all the outstanding
          Debentures of any series, as applicable, the terms and conditions of the Debentures, including the terms and conditions with respect thereto set forth in this Indenture (other than those contained in
          Articles 2, 4, 6 and Section 9.5 and the provisions of Article 1 pertaining to the foregoing provisions) shall no longer be binding upon or applicable to the Trust.

     (c)  Any funds or obligations deposited with the Trustee pursuant to this
          Section 10.5 shall be denominated in the currency or denomination of the Debentures in respect of which such deposit is made.

     (d)  If the Trustee is unable to apply any money or securities in accordance with this Section 10.5 by reason of any legal proceeding or any order or judgement of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the
          Trust's obligations under this Indenture and the affected Debentures shall be revived and reinstated as though no money or securities had been deposited pursuant to this Section 10.5 until such time as the
          Trustee is permitted to apply all such money or securities in accordance with this Section 10.5, provided that if the Trust has made any payment in respect of principal, premium or interest on Debentures or, as applicable, other amounts because of the reinstatement of its obligations, the Trust shall be subrogated to the rights of the
          Debentureholders of such Debentures to receive such payment from the money or securities held by the Trustee.

                                      -74-

10.6 CONTINUANCE OF RIGHTS, DUTIES AND OBLIGATIONS

          Where trust funds or trust property have been deposited pursuant to
Section 10.5, the Debentureholders and the Trust shall continue to have and be subject to their respective rights, duties and obligations under Articles 2 and
4 hereof.

                                   ARTICLE 11
                      TRUST UNIT INTEREST PAYMENT ELECTION

11.1 TRUST UNIT INTEREST PAYMENT ELECTION

     (a)  Provided that no Event of Default has occurred and is continuing and that all applicable regulatory approvals have been obtained (including any required approval of any stock exchange on which the Debentures or
          Trust Units are then listed), the Trust shall have the right at any time and, from time to time, to make a Trust Unit Interest Payment
          Election in respect of any Interest Obligation in whole or in part by delivering a Trust Unit Interest Payment Election Notice to the agent with a copy to the Trustee no later than the earlier of: (i) the date required by applicable law or the rules of any stock exchange on which the Debentures or Trust Units are then listed, and (ii) the day which is 15 Business Days prior to the Interest Payment Date to which the
          Trust Unit Interest Payment Election relates.

     (b)  Upon receipt of a Trust Unit Interest Payment Election Notice, an agent of the Trust shall, in accordance with this Article 11 and such
          Trust Unit Interest Payment Election Notice, deliver Trust Unit Bid
          Requests to the investment banks, brokers or dealers identified by the
          Trust or the Manager or any of its Affiliates, in its absolute discretion, in the Trust Unit Interest Payment Election Notice.
          Alternatively, the Trustee may agree to the Trust establishing an account or accounts with an investment bank, broker or dealer identified by the Trust, in its absolute discretion, in the Trust Unit
          Interest Payment Election Notice for the purpose of such investment bank, broker or dealer selling Freely Tradeable Trust Units on behalf of the Trust in accordance with the terms hereof (which investment bank, broker or dealer shall notify the Trust and the Trustee as such
          Trust Units are sold and the settlement rules prescribed by securities regulatory policies shall apply in respect of the payment for such
          Trust Units). The agent shall send copies of the monthly statements and transaction slips in respect of all sales of Trust Units to the
          Trust (with a duplicate copy to the Trustee, or as it may otherwise in writing direct), as soon as reasonably practicable after preparation thereof). All fees payable in respect of such accounts shall be paid by the Trust; provided, however, that it shall be a condition precedent to the Trust establishing such an account with one or more investment banks, brokers or dealers that all necessary legal, regulatory and other requirements have been satisfied by the Trust, if applicable, and the Trust shall assume, to the maximum extent permitted herein and at law, all responsibility for administering such account(s). In

                                      -75-

          connection with the Trust Unit Interest Payment Election, the agent of the Trust shall have the power to: (i) accept delivery of the Trust
          Units from the Trust and process the Trust Units in accordance with the Trust Unit Interest Payment Election Notice, (ii) accept bids with respect to, and consummate sales of, such Trust Units, each as the
          Trust shall direct in its absolute discretion through the investment banks, brokers or dealers identified by the Trust in the Trust Unit
          Interest Payment Election Notice, (iii) invest the proceeds of such sales on the direction of the Trust in Government Obligations which mature prior to an applicable Interest Payment Date and use such proceeds to pay the Interest Obligation in respect of which the Trust
          Unit Interest Payment Election was made and (iv) perform any other action necessarily incidental thereto as directed by the Trust in its absolute discretion. The Trust Unit Interest Payment Election Notice shall direct the agent to solicit and accept only, and each Trust Unit
          Bid Request shall provide that the acceptance of any bid is conditional on the acceptance of, sufficient bids to result in aggregate proceeds from such issue and sale of Trust Units which, together with the cash payments by the Trust, if any, equal the
          Interest Obligation on the Trust Unit Delivery Date.

     (c)  The Trust Unit Interest Payment Election Notice shall provide confirmation from the Trust that all applicable regulatory approvals have been obtained and shall also provide for, and all bids shall be subject to, the right of the Trust, by delivering written notice to the agent with a copy to the Trustee at any time prior to the consummation of such delivery and sale of the Trust Units on the Trust
          Unit Delivery Date, to withdraw the Trust Unit Interest Payment
          Election (which shall have the effect of withdrawing each related
          Trust Unit Bid Request), whereupon the Trust shall be obliged to pay in cash the Interest Obligation in respect of which the Trust Unit
          Interest Payment Election Notice has been delivered.

     (d)  Any sale of Trust Units pursuant to this Article 11 may be made to one or more Persons whose bids are solicited.

     (e)  The amount receivable by a Debentureholder in respect of the Interest
          Obligation or the entitlement thereto will not be affected by whether or not the Trust elects to satisfy the Interest Obligation pursuant to a Trust Unit Interest Payment Election.

     (f)  The agent shall inform the Trust promptly following receipt of any bid or bids for Trust Units solicited pursuant to the Trust Unit Bid
          Requests. The agent shall accept such bid or bids as the Trust, in its absolute discretion, shall direct by Written Direction of the Trust, provided that the aggregate proceeds of all sales of Trust Units resulting from the acceptance of such bids, together with the amount of any cash payment by the Trust, on the Trust Unit Delivery Date, must be equal to the related Trust Unit Interest Payment Election
          Amount in connection with any bids so accepted, the Trust, the agent
          (if required by the Trust in its absolute discretion) and the applicable bidders shall, not later than the Trust Unit Delivery

                                      -76-

          Date, enter into Trust Unit Purchase Agreements and shall comply with all Applicable Securities Legislation, including the securities rules and regulations of any stock exchange on which the Debentures or Trust
          Units are then listed. The Trust shall pay all fees and expenses in connection with the Trust Unit Purchase Agreements including the fees and commissions charged by the investment banks, brokers and dealers and the fees of the agent.

     (g)  Provided that (i) all conditions specified in each Trust Unit Purchase
          Agreement to the closing of all sales thereunder have been satisfied, other than the delivery of the Trust Units to be sold thereunder against payment of the purchase price thereof, and (ii) the purchasers under each Trust Unit Purchase Agreement shall be ready, willing and able to perform thereunder, in each case on the Trust Unit Delivery
          Date, the Trust shall, on the Trust Unit Delivery Date, deliver to the agent the Trust Units to be sold on such date, an amount in cash equal to the value of any fractional Trust Units and an Officer's
          Certificate to the effect that all conditions precedent to such sales, including those set forth in this Indenture and in each Trust Unit
          Purchase Agreement, have been satisfied. Upon such deliveries, the agent shall consummate such sales on such Trust Unit Delivery Date by the delivery of the Trust Units to such purchasers against payment to the Trustee in immediately available funds of the purchase price therefor in an aggregate amount equal to the Trust Unit Interest
          Payment Election Amount (less any amount attributable to any fractional Trust Units), whereupon the sole right of a Debentureholder to receive such Debentureholder's portion of the Trust Unit Interest
          Payment Election Amount will be to receive same from the agent out of the proceeds of such sales of Trust Units plus any amount received by the agent from the Trust attributable to any fractional Trust Units in full satisfaction of the Interest Obligation and the Debentureholder
          will have no further recourse to the Trust in respect of the Interest
          Obligation.

     (h)  The agent shall, on the Trust Unit Delivery Date, use the sale proceeds of the Trust Units (together with any cash received from the
          Trust) to purchase, on the direction of the Trust in writing,
          Government Obligations which mature prior to the applicable Interest
          Payment Date and which the agent is required to hold until maturity
          (the "TRUST UNIT PROCEEDS INVESTMENT") and shall, on such date, deposit the balance, if any, of such sale proceeds in the Property
          Account for such Debentures. The agent shall hold such Trust Unit
          Proceeds Investment (but not income earned thereon) under its exclusive control in an irrevocable trust for the benefit of the
          Debentureholders. At least one Business Day prior to the Interest
          Payment Date, the agent shall deposit amounts from the proceeds of the
          Trust Unit Proceeds Investment in the Property Account to bring the balance of the Property Account to the Trust Unit Interest Payment
          Election Amount. On the Interest Payment Date, the agent shall pay the funds held in the Property Account to the Debentureholders of record of the Debentures on the record date of such Interest Payment Date
          (less any tax required to be withheld, if any) and, provided that there is no Event of Default, shall remit amounts, if any, in respect of income

                                      -77-

          earned on the Trust Unit Proceeds Investment or otherwise in excess of the Trust Unit Interest Payment Election Amount to the Trust,

     (i)  Neither the making of a Trust Unit Payment Election nor the consummation of sales of Trust Units on a Trust Unit Delivery Date shall (i) result in the Debentureholders not being entitled to receive on the applicable Interest Payment Date cash in an aggregate amount equal to the Interest Obligation payable on such date or (ii) entitle such Debentureholders to receive any Trust Units in satisfaction of such Interest Obligation.

     (j)  No fractional Trust Units will be issued in satisfaction of interest but in lieu thereof the Trust will satisfy such fractional interest by a cash payment equal to the Current Market Price of such fractional interest (less any tax required to be withheld, if any).

                                   ARTICLE 12
                                   SUCCESSORS

12.1 RESTRICTIONS ON AMALGAMATION, MERGER AND SALE OF CERTAIN ASSETS, ETC.

          Subject to the provisions of Article 13, the Trust shall not enter into any transaction or series of transactions whereby all or substantially all of its undertaking, property or assets would become the property of any other
Person (herein called a "SUCCESSOR") whether by way of reorganization, consolidation, amalgamation, arrangement, merger, transfer, sale or otherwise, unless:

     (a)  prior to or contemporaneously with the consummation of such transaction the Trust and the Successor shall have executed such instruments and done such things as, in the opinion of counsel, are necessary or advisable to establish that upon the consummation of such transaction:

          (i)   the Successor will have assumed all the covenants and
                obligations of the Trust under this Indenture in respect of the
                Debentures;

          (ii)  the Debentures will be valid and binding obligations of the
                Successor entitling the Debentureholders thereof, as against the
                Successor, to all the rights of Debentureholders under this
                Indenture; and

          (iii) in the case of an entity organized otherwise than under the laws of the Province of Ontario, the successor shall attorn to the jurisdiction of the courts of the Province of Ontario;

          (iv)  such transaction, in the opinion of Counsel, shall be on such terms as to substantially preserve and not impair any of the rights and powers of the Trustee or of the Debentureholders hereunder; and

                                      -78-

          (v)  no condition or event shall exist as to the Trust (at the time of such transaction) or the Successor (immediately after such transaction) and after giving full effect thereto or immediately after the Successor shall become liable to pay the principal monies, premium, if any, interest and other monies due or which may become due hereunder, which constitutes or would constitute an Event of Default hereunder.

12.2 VESTING OF POWERS IN SUCCESSOR

          Whenever the conditions of Section 12.1 hereof shall have been duly observed and performed, any Successor formed by or resulting from such transaction shall succeed to, and be substituted for, and may exercise every right and power of the Trust under this Indenture with the same effect as though the Successor had been named as the Trust herein and thereafter, except in the case of a lease or other similar disposition of property to the Successor, the
Trust shall be relieved of all obligations and covenants under this Indenture and the Debentures forthwith upon the Trust delivering to the Trustee an opinion of Counsel to the effect that the transaction shall not result in any material adverse tax consequences to the Trust or the Successor. The Trustee will, at the expense of the Successor, execute any documents which it may be advised by
Counsel are necessary or advisable for effecting or evidencing such release and discharge.

                                   ARTICLE 13
                             COMPULSORY ACQUISITION

13.1 DEFINITIONS

          In this Article:

     (a)  "AFFILIATE" and "ASSOCIATE" shall have their respective meanings set forth in the Securities Act (Ontario);

     (b)  "DISSENTING DEBENTUREHOLDERS" means a Debentureholder who does not accept an Offer referred to in Section 13.2 and includes any assignee of the Debenture of a Debentureholder to whom such an Offer is made, whether or not such assignee is recognized under this Indenture;

     (c)  "OFFER" means an offer to acquire outstanding Debentures where, as of the date of the offer to acquire, the Debentures that are subject to the offer to acquire, together with the Offerer's Debentures, constitute in the aggregate 20% or more of the outstanding principal amount of the Debentures;

     (d)  "OFFER TO ACQUIRE" includes an acceptance of an offer to sell;

     (e)  "OFFEROR" means a Person, or two or more Persons acting jointly or in concert, who make an Offer to acquire Debentures;

                                      -79-

     (f)  "OFFEROR'S DEBENTURES" means Debentures beneficially owned, or over which control or direction is exercised, on the date of an Offer by the Offeror, any Affiliate or Associate of the Offeror or any Person
          or company acting jointly or in concert with the Offeror; and

     (g)  "OFFEROR'S NOTICE" means the notice described in Section 13.3.

13.2 OFFER FOR DEBENTURES

          If an Offer for all of the outstanding Debentures (other than
Debentures held by or on behalf of the Offeror or an Affiliate or Associate of the Offeror) is made and:

     (a)  within the time provided in the Offer for its acceptance or within 45 days after the date the Offer is made, whichever period is the shorter, the Offer is accepted by Debentureholders representing at least 90% of the outstanding principal amount of the Debentures, other than the Offeror's Debentures;

     (b)  the Offeror is bound to take up and pay for, or has taken up and paid for the Debentures of the Debentureholders who accepted the Offer; and

     (c)  the Offeror complies with Sections 13.3 and 13.5;

the Offeror is entitled to acquire, and the Dissenting Debentureholders are required to sell to the Offeror, the Debentures held by the Dissenting
Debentureholder for the same consideration per Debenture payable or paid, as the case may be, under the Offer.

13.3 OFFEROR'S NOTICE TO DISSENTING DEBENTUREHOLDERS

          Where an Offeror is entitled to acquire Debentures held by Dissenting
Debentureholders pursuant to Section 13.2 and the Offeror wishes to exercise such right, the Offeror shall send by registered mail within 30 days after the date of termination of the Offer a notice (the "OFFEROR'S NOTICE") to each
Dissenting Debentureholder stating that:

     (a)  Debentureholders holding at least 90% of the principal amount of all outstanding Debentures, other than Offeror's Debentures, have accepted the Offer;

     (b)  the Offeror is bound to take up and pay for, or has taken up and paid for, the Debentures of the Debentureholders who accepted the Offer;

     (c)  Dissenting Debentureholders must transfer their respective Debentures to the Offeror on the terms on which the Offeror acquired the
          Debentures of the Debentureholders who accepted the Offer within 21 days after the date of the sending of the Offeror's Notice; and

     (d)  Dissenting Debentureholders must send their respective Debenture(s) to the Trust within 21 days after the date of the sending of the
          Offeror's Notice.

                                      -80-

13.4 DELIVERY OF DEBENTURE(S)

          A Dissenting Debentureholder to whom an Offerors Notice is sent pursuant to Section 13.3 shall, within 21 days after the sending of the
Offeror's Notice, send his Debenture(s) to the Trustee duly endorsed for transfer.

13.5 PAYMENT OF CONSIDERATION TO TRUSTEE

          Within 21 days after the Offeror sends an Offerors Notice pursuant to
Section 13.3, the Offeror shall pay or transfer to the Trustee, or to such other
Person as the Trustee may direct, the cash or other consideration that is payable to Dissenting Debentureholders pursuant to Section 13.2.

13.6 CONSIDERATION TO BE HELD IN TRUST

          The Trustee, or the Person directed by the Trustee, shall hold in trust for the Dissenting Debentureholders the cash or other consideration they or it receives under Section 13.5. The Trustee, or such Persons, shall deposit cash in a separate account in a Canadian chartered bank, or other body corporate, any of whose deposits are insured by the Canada Deposit Insurance
Corporation, and shall place other consideration in the custody of a Canadian chartered bank or such other body corporate.

13.7 COMPLETION OF TRANSFER OF DEBENTURES TO OFFEROR

          Within 30 days after the date of the sending of an Offeror's Notice pursuant to Section 13.3, the Trustee, if the Offeror has complied with Section
13.5, shall:

     (a)  do all such acts and things and execute and cause to be executed such instruments as in the Trustee's opinion may be reasonably necessary or desirable to cause the transfer of the Debentures of the Dissenting
          Debentureholders to the Offeror;

     (b)  subject to the receipt of the Debentures held by each Dissenting
          Debentureholder and the receipt of appropriate documentation, send to each Dissenting Debentureholder who has complied with Section 13.4 the consideration to which such Dissenting Debentureholder is entitled under this Article 13; and

     (c)  send to each Dissenting Debentureholder who has not complied with
          Section 13.4 a notice stating that:

          (i)   his or her Debentures have been transferred to the Offeror;

          (ii)  the Trustee or some other Person designated in such notice are holding in trust the consideration for such Debentures; and

          (iii) the 'Trustee, or such other Person, will send the consideration to such Dissenting Debentureholder as soon as possible after receiving such

                                      -81-

                Dissenting Debentureholders Debenture(s) or such other documents as the Trustee or such other Person may required in lieu
                thereof;

and the Trustee is hereby appointed the agent and attorney of the Dissenting
Debentureholders for the purposes of giving effect to the foregoing provisions.

13.8 COMMUNICATION OF OFFER TO TRUST

          An Offeror cannot make an Offer for Debentures unless, concurrent with the communication of the Offer to any Debentureholder, a copy of the Offer is provided to the Trust.

                                   ARTICLE 14
                          MEETINGS OF DEBENTUREHOLDERS

14.1 RIGHT TO CONVENE MEETING

          The Trustee or the Trust may at any time and from time to time, and the Trustee shall, on receipt of a written request of the Trust or a written request signed by the Debentureholders of not less than 25% of the principal amount of the Debentures then outstanding and upon receiving funding and being indemnified to its reasonable satisfaction by the Trust or by the
Debentureholders signing such request, as the case may be, against the costs which may be incurred in connection with the calling and holding of such meeting, convene a meeting of the Debentureholders. In the event of the Trustee failing, within 30 days after receipt of any such request and such funding of indemnity, to give notice convening a meeting, the Trust or such
Debentureholders, as the case may be, may convene such meeting. Every such meeting shall be held in the City of Toronto or at such other place as may be approved or determined by the Trustee.

14.2 NOTICE OF MEETINGS

     (a)  At least 21 days' notice of any meeting shall be given to the
          Debentureholders in the manner provided in Section 15.2 and a copy of such notice shall be sent by post to the Trustee, unless the meeting has been called by it. Such notice shall state the time when and the place where the meeting is to be held and shall state briefly the general nature of the business to be transacted there at and it shall not be necessary for any such notice to set out the terms of any resolution to be proposed or any of the provisions of this Article.
          The accidental omission to give notice of a meeting to any
          Debentureholder shall not invalidate any resolution passed at any such meeting. A Debentureholder may waive notice of a meeting either before or after the meeting.

     (b)  If the business to be transacted at any meeting by Extraordinary
          Resolution or otherwise, or any action to be taken or power exercised by instrument in writing under Section 14.15, especially affects the rights of Debentureholders of one or

                                      -82-

          more series in a manner or to an extent differing in any material way from that in or to which the rights of Debentureholders of any other series are affected, determined as provided in Sections I4.2(c) and
          (d), then:

          (i)  a reference to such fact, indicating each series of Debentures in the opinion of the Trustee relying on the advice of Counsel so especially affected, hereinafter referred to as the "ESPECIALLY
               AFFECTED SERIES", shall be made in the notice of such meeting, and in any such case the meeting shall be and be deemed to be and is herein referred to as a "SERIAL MEETING"; and

          (ii) the Debentureholders of an especially affected series shall not be bound by any action taken at a Serial Meeting or by instrument in writing under Section 34.15 unless in addition to compliance with the other provisions of this Article 14:

               (A)  at such Serial Meeting: (I) there are Debentureholders present in person or by proxy and representing at least 25%
                    in principal amount of the Debentures then outstanding of
                    such series, subject to the provisions of this Article 14 as to quorum at adjourned meetings; and (II) the resolution is passed by the affirmative vote of the Debentureholders of
                    more than 50% (or in the case of an Extraordinary Resolution not less than 66 2/3%) of the principal amount of the
                    Debentures of such series then outstanding voted on the
                    resolution; or

               (B)  in the case of action taken or power exercised by instrument in writing under Section 14.15, such instrument is signed in one or more counterparts by the Debentureholders of not less than 66 2/3 in principal amount of the Debentures of such
                    series then outstanding.

     (c)  Subject to Section 14.2(d), the determination as to whether any business to be transacted at a meeting of Debentureholders, or any action to be taken or power to be exercised by instrument in writing under Section 14.15, especially affects the rights of the
          Debentureholders of one or more series in a manner or to an extent differing in any material way from that in or to which it affects the rights of Debentureholders of any other series (and is therefore an especially affected series) shall be determined by an opinion of
          Counsel, which shall be binding on all Debentureholders, the Trustee and the Trust for all purposes hereof.

                                      -83-

     (d)  A proposal;

          (i)   to extend the maturity of Debentures of any particular series or to reduce the principal amount thereof, the rate of interest or redemption premium thereon or to impair any conversion right thereof;

          (ii)  to modify or terminate any covenant or agreement which by its terms is effective only so long as Debentures of a particular series are outstanding; or

          (iii) to reduce with respect to Debentureholders of any particular series any percentage stated in this Section 14.2 or Sections
                14.4, 14.12 and 14.15;

shall be deemed to especially affect the rights of the Debentureholders of such series in a manner differing in a material way from that in which it affects the rights of Debentureholders of any other series, whether or not a similar extension, reduction, modification or termination is proposed with respect to
Debentures of any or all other series.

14.3 CHAIR

          Some person, who need not be a Debentureholder, nominated in writing by the Trustee shall be chair of the meeting and if no person is so nominated, or if the person so nominated is not present within 15 minutes from the time fixed for the holding of the meeting, a majority of the Debentureholders present in person or by proxy shall choose some person present to be chair.

14.4 QUORUM

          Subject to the provisions of Section 14.12, at any meeting of the
Debentureholders a quorum shall consist of Debentureholders present in person or by proxy and representing at least 25% in principal amount of the outstanding
Debentures and, if the meeting is a Serial Meeting, at least 25% of the
Debentures then outstanding of each especially affected series. If a quorum of the Debentureholders shall not be present within 30 minutes from the time fixed for holding any meeting, the meeting, if summoned by the Debentureholders or pursuant to a request of the Debentureholders, shall be dissolved, but in any other case the meeting shall be adjourned to the same day in the next week
(unless such day is not a Business Day in which case it shall be adjourned to the next following Business Day thereafter) at the same time and place and no notice shall be required to be given in respect of such adjourned meeting. At the adjourned meeting, the Debentureholders present in person or by proxy shall, subject to the provisions of Section 14.12, constitute a quorum and may transact the business for which the meeting was originally convened notwithstanding that they may not represent 25% of the principal amount of the outstanding Debentures or of the Debentures then outstanding of each especially affected series. Any business may be brought before or dealt with at an adjourned meeting which might have been brought before or dealt with at the original meeting in

                                      -84-

accordance with the notice calling the same. No business shall be transacted at any meeting unless the required quorum be present at the commencement of business.

14.5 POWER TO ADJOURN

          The chair of any meeting at which a quorum of the Debentureholders is present may, with the consent of the Debentureholders of a majority in principal amount of the Debentures represented thereat, adjourn any such meeting and no notice of such adjournment need be given except such notice, if any, as the meeting may prescribe.

14.6 SHOW OF HANDS

          Every question submitted to a meeting shall, subject to Section 14.7, be decided in the first place by a majority of the votes given on a show of hands except that votes on Extraordinary Resolutions shall be given in the manner hereinafter provided. At any such meeting, unless a poll is duly demanded as herein provided, a declaration by the chair that a resolution has been carried or carried unanimously or by a particular majority or lost or not carried by a particular majority shall be conclusive evidence of the fact. The chair of any meeting shall be entitled, both on a show of hands and on a poll, to vote in respect of the Debentures, if any, held by him or her.

14.7 POLL

          On every Extraordinary Resolution, and on any other question submitted to a meeting when demanded by the chair or by one or more Debentureholders or proxies for Debentureholders, a poll shall be taken in such manner and either at once or after an adjournment as the chair shall direct. Questions other than
Extraordinary Resolutions shall, if a poll be taken, be decided by the votes of the Debentureholders of a majority in principal amount of the Debentures and of each especially affected series, if applicable, represented at the meeting and voted on the poll.

14.8 VOTING

          On a show of hands every person who is present and entitled to vote, whether as a Debentureholder or as proxy for one or more Debentureholders or both, shall have one vote. On a poll each Debentureholder present in person or represented by a proxy duly appointed by an instrument in writing shall be entitled to one vote in respect of each $1,000 principal amount of Debentures of which he or she shall then be the Debentureholder. In the case of any Debenture denominated in a currency or currency unit other than Canadian dollars, the principal amount thereof for these purposes shall be computed in Canadian dollars on the basis of the conversion of the principal amount thereof at the applicable spot buying rate of exchange for such other currency or currency unit as reported by the Bank of Canada at the close of business on the Business Day next preceding the meeting. Any fractional amounts resulting from such conversion shall be rounded to the nearest $100. A proxy need not be a
Debentureholder. In the case of joint Debentureholders, any one of them present in person or by proxy at the meeting

                                      -85-

may vote in the absence of the other or others but in case more than one of them is present in person or by proxy, they shall vote together in respect of the
Debentures of which they are joint Debentureholders.

14.9 PROXIES

          A Debentureholder may be present and vote at any meeting of
Debentureholders by an authorized representative. The Trust (in case it convenes the meeting) or the Trustee (in any other case) for the purpose of enabling the
Debentureholders to be present and vote at any meeting without producing their
Debentures, and of enabling them to be present and vote at any such meeting by proxy and of lodging instruments appointing such proxies at some place other than the place where the meeting is to be held, may from time to time make and vary such regulations as it shall think fit providing for and governing any or all of the following matters;

     (a)  the form of the instrument appointing a proxy, which shall be in writing, and the manner in which the same shall be executed and the production of the authority of any person signing on behalf of a
          Debentureholder;

     (b)  the deposit of instruments appointing proxies at such place as the
          Trustee, the Trust or the Debentureholder convening the meeting, as the case may be, may, in the notice convening the meeting, direct and the time, if any, before the holding of the meeting or any adjournment thereof by which the same must be deposited; and

     (c)  the deposit of instruments appointing proxies at some approved place or places other than the place at which the meeting is to be held and enabling particulars of such instruments appointing proxies to be mailed, faxed, cabled, telegraphed or sent by telex before the meeting to the Trust or to the Trustee at the place where the same is to be held and for the voting of proxies so deposited as though the instruments themselves were produced at the meeting.

Any regulations so made shall be binding and effective and the votes given in accordance therewith shall be valid and shall be counted. Save as such regulations may provide, the only persons who shall be recognized at any meeting as the holders of any Debentures, or as entitled to vote or be present at the meeting in respect thereof, shall be Debentureholders and persons whom
Debentureholders have by instrument in writing duly appointed as their proxies.

14.10 PERSONS ENTITLED TO ATTEND MEETINGS

          The Trust, the Manager and the Trustee, by their respective trustees, officers, employees and directors, the Auditors of the Trust and the legal advisers of the Trust, the Trustee or any Debentureholder may attend any meeting of the Debentureholders, but shall have no vote as such.

                                      -86-

14.11 POWERS EXERCISABLE BY EXTRAORDINARY RESOLUTION

          In addition to the powers conferred upon them by any other provisions of this Indenture or by law, a meeting of the Debentureholders shall have the following powers exercisable from time to time by Extraordinary Resolution, subject in the case of the matters in paragraphs (a), (b), (c), (d) and (1) to receipt of the prior approval of the TSX:

     (a)  power to authorize the Trustee to grant extensions of time for payment of any principal, premium or interest on the Debentures, whether or not the principal, premium or interest, the payment of which is extended, is at the time due or overdue;

     (b)  power to sanction any modification, abrogation, alteration, compromise or arrangement of the rights of the Debentureholders or the Trustee against the Trust (subject to the consent of the Trustee), or against its property, whether such rights arise under this Indenture or the
          Debentures or otherwise;

     (c)  power to assent to any modification of or change in or addition to or omission from the provisions contained in this Indenture or any
          Debenture which shall be agreed to by the Trust and to authorize the
          Trustee to concur in and execute any indenture supplemental hereto embodying any modification, change, addition or omission;

     (d)  power to sanction any scheme for the reconstruction, reorganization or recapitalization of the Trust or for the consolidation, amalgamation or merger of the Trust with any other Person or for the sale, leasing, transfer or other disposition of all or substantially all of the undertaking, property and assets of the Trust or any part thereof, provided that no such sanction shall be necessary in respect of any such transaction if the provisions of Section 12.1 shall have been complied with;

     (e)  power to direct or authorize the Trustee to exercise any power, right, remedy or authority given to it by this Indenture in any manner specified in any such Extraordinary Resolution or to refrain from exercising any such power, right, remedy or authority;

     (f)  power to waive and direct the Trustee to waive any default hereunder and/or cancel any declaration made by the Trustee pursuant to Section
          9.1 either unconditionally or upon any condition specified in such
          Extraordinary Resolution;

     (g)  power to restrain any Debentureholder from taking or instituting any suit, action or proceeding for the purpose of enforcing payment of the principal, premium or interest on the Debentures, or for the execution of any trust or power hereunder;

                                      -87-

     (h)  power to direct any Debentureholder who, as such, has brought any action, suit or proceeding to stay or discontinue or otherwise deal with the same upon payment, if the taking of such suit, action or proceeding shall have been permitted by Section 9.5, of the costs, charges and expenses reasonably and properly incurred by such
          Debentureholder in connection therewith;

     (i)  power to assent to any compromise or arrangement with any creditor or creditors or any class or classes of creditors, whether secured or otherwise, and with holders of any units or other securities of the
          Trust;

     (j)  power to appoint a committee with power and authority (subject to such limitations, if any, as may be prescribed in the resolution) to exercise, and to direct the Trustee to exercise, on behalf of the
          Debentureholders, such of the powers of the Debentureholders as are exercisable by Extraordinary Resolution or other resolution as shall be included in the resolution appointing the committee. The resolution making such appointment may provide for payment of the expenses and disbursements of and compensation to such committee. Such committee shall consist of such number of persons as shall be prescribed in the resolution appointing it and the members need not be themselves
          Debentureholders. Every such committee may elect its chair and may make regulations respecting its quorum, the calling of its meetings, the filling of vacancies occurring in its number and its procedure generally. Such regulations may provide that the committee may act at a meeting at which a quorum is present or may act by minutes signed by the number of members thereof necessary to constitute a quorum. All acts of any such committee within the authority delegated to it shall be binding upon all Debentureholders. Neither the committee nor any member thereof shall be liable for any loss arising from or in connection with any action taken or omitted to be taken by them in good faith;

     (k)  power to remove the Trustee from office and to appoint a new Trustee or Trustees provided that no such removal shall be effective unless and until a new Trustee or Trustees shall have become bound by this
          Indenture;

     (l)  power to sanction the exchange of the Debentures for or the conversion thereof into units, bonds, debentures or other securities or obligations of the Trust or of any other Person formed or to be formed;

     (m)  power to authorize the distribution in specie of any shares or securities received pursuant to a transaction authorized under the provisions of Section 14.11(1);

     (n)  power to require the Trustee to exercise any power, right or remedy or authority given to it by this Indenture in any manner specified in such Extraordinary Resolution, or to refrain from exercising any such power, right, remedy or authority;

                                      -88-

     (o)  power to sanction any modification, abrogation, alteration, compromise or arrangement of the rights of the Debentureholders against the
          Trust, or against its property, whether such rights shall arise under this Indenture or the Debentures or otherwise; and

     (p)  power to amend, alter or repeal any Extraordinary Resolution previously passed or sanctioned by the Debentureholders or by any committee appointed pursuant to Section 14.11 (j)-

14.12 MEANING OF "EXTRAORDINARY RESOLUTION"

     (a)  The expression "EXTRAORDINARY RESOLUTION" when used in this Indenture means, subject as hereinafter in this Article provided, a resolution proposed to be passed as an Extraordinary Resolution at a meeting of
          Debentureholders (including an adjourned meeting) duly convened for the purpose and held in accordance with the provisions of this Article at which the Debentureholders of not less than 25% of the principal amount of the Debentures then outstanding, and if the meeting is a
          Serial Meeting, at which Debentureholders of not less than 25% of the principal amount of the Debentures then outstanding of each especially affected series, are present in person or by proxy and passed by the favourable votes of the Debentureholders of not less than 66 2/3% of the principal amount of the Debentures, and if the meeting is a Serial
          Meeting by the affirmative vote of the Debentureholders of not less than 66 2/3% of each especially affected series, in each case present or represented by proxy at the meeting and voted upon on a poll on such resolution.

     (b)  If, at any such meeting, the Debentureholders of not less than 25% of the principal amount of the Debentures then outstanding and, if the meeting is a Serial Meeting, 25% of the principal amount of the
          Debentures then outstanding of each especially affected series, in each case are not present in person or by proxy within 30 minutes after the time appointed for the meeting, then the meeting, if convened by or on the requisition of Debentureholders, shall be dissolved but in any other case it shall stand adjourned to such date, being not less than 14 not more than 60 days later, and to such place and time as may be appointed by the chair. At the adjourned meeting the Debentureholders present in person or by proxy shall form a quorum and may transact the business for which the meeting was originally convened and a resolution proposed at such adjourned meeting and passed thereat by the affirmative vote of Debentureholders of not less than 66 2/3% of the principal amount of the Debentures and, if the meeting is a Serial Meeting, by the affirmative vote of the
          Debentureholders of not less than 66 2/3% of the principal amount of the Debentures of each especially affected series, in each case present or represented by proxy at the meeting voted upon on a poll shall be an Extraordinary Resolution within the meaning of this
          Indenture, notwithstanding that the Debentureholders of not less than
          25% in principal amount of the Debentures then outstanding, and if the meeting is a Serial Meeting, at which

                                      -89-

          Debentureholders of not less than 25% of the principal amount of the
          Debentures then outstanding of each especially affected series, are not present in person or by proxy at such adjourned meeting.

     (c)  Votes on an Extraordinary Resolution shall always be given on a poll and no demand for a poll on an Extraordinary Resolution shall be necessary.

14.13 POWERS CUMULATIVE

          Any one or more of the powers in this Indenture stated to be exercisable by the Debentureholders by Extraordinary Resolution or otherwise may be exercised from time to time and the exercise of any one or more of such powers from time to time shall not be deemed to exhaust the rights of the
Debentureholders to exercise the same or any other such power or powers thereafter from time to time.

14.14 MINUTES

          Minutes of all resolutions and proceedings at every meeting as aforesaid shall be made and duly entered in books to be from time to time provided for that purpose by the Trustee at the expense of the Trust, and any such minutes as aforesaid, if signed by the chair of the meeting at which such resolutions were passed or proceedings had, or by the chair of the next succeeding meeting of the Debentureholders, shall be prima facie evidence of the matters therein stated and, until the contrary is proved, every such meeting, in respect of the proceedings of which minutes shall have been made, shall be deemed to have been duly held and convened, and all resolutions passed thereat or proceedings taken thereat to have been duly passed and taken.

14.15 INSTRUMENTS IN WRITING

          All actions which may be taken and all powers that may be exercised by the Debentureholders at a meeting held as hereinbefore in this Article provided may also be taken and exercised by the Debentureholders of 66 2/3% of the principal amount of all the outstanding Debentures and, if the meeting at which such actions might be taken would be a Serial Meeting, by the Debentureholders of 66 2/3% of the principal amount of the Debentures then outstanding of each especially affected series, by an instrument in writing signed in one or more counterparts and the expression "EXTRAORDINARY RESOLUTION" when used in this
Indenture shall include an instrument so signed.

14.16 BINDING EFFECT OF RESOLUTIONS

          Every resolution and every Extraordinary Resolution passed in accordance with the provisions of this Article at a meeting of Debentureholders shall be binding upon all the Debentureholders, whether present at or absent from such meeting, and every instrument in writing signed by Debentureholders in accordance with Section 14.15 shall be binding upon all the Debentureholders, whether signatories thereto or not, and each and every Debentureholder and the
Trustee (subject to the provisions for its indemnity herein contained) shall be bound to

                                      -90-

give effect accordingly to every such resolution, Extraordinary Resolution and instrument in writing.

14.17 EVIDENCE OF RIGHTS OF DEBENTUREHOLDERS

     (a)  Any request, direction, notice, consent or other instrument which this
          Indenture may require or permit to be signed or executed by the
          Debentureholders may be in any number of concurrent instruments of similar tenor signed or executed by such Debentureholders.

     (b)  The Trustee may, in its discretion, require proof of execution in cases where it deems proof desirable and may accept such proof as it shall consider proper.

14.18 CONCERNING SERIAL MEETINGS

          If in the opinion of Counsel any business to be transacted at any meeting, or any action to be taken or power to be exercised by instrument in writing under Section 14.15, does not adversely affect the rights of the
Debentureholders of one or more series, the provisions of this Article 14 shall apply as if the Debentures of such series were not outstanding and no notice of any such meeting need be given to the Debentureholders of such series. Without limiting the generality of the foregoing, a proposal to modify or terminate any covenant or agreement which is effective only so long as Debentures of a particular series are outstanding shall be deemed not to adversely affect the rights of the Debentureholders of any other series.

                                   ARTICLE I5
                                     NOTICES

15.1 NOTICE TO TRUST AND TRUSTEE

          Unless herein otherwise expressly provided, any notice to be given hereunder to the Trust or the Trustee shall be deemed to be validly given if delivered by hand courier or if transmitted by facsimile to:

               (i)  if to the Trust:

               Algonquin Power Income Fund
               2845 Bristol Circle
               Oakville, ON L6H 7H7

               Attention: President
               Facsimile: (905) 465-4500

                                      -91-

               (ii) if to the Trustee:

               CIBC Mellon Trust Company
               320 Bay Street
               Toronto, ON M5H 4A6

               Attention:  Manager, Corporate Trust Services
               Facsimile:  (416) 643-5570

and any such notice delivered in accordance with the foregoing shall be deemed to have been received on the date of delivery or, if faxed the day of transmission or, if such day is not a Business Day, on the first Business Day following the day of transmission; provided that if such notice is delivered or faxed after 4 p.m. (Toronto time), such notice will be deemed to be received on the next Business Day. The Trust or Trustee, as the case may be, may from time to time notify the other in the manner provided in this Section 15.1 of a change of address which from the effective date of such notice and until changed by like notice, shall be the address of the Trust or Trustee, as the case may be, for all purposes of this Indenture.

15.2 NOTICE TO DEBENTUREHOLDERS

          All notices to be given hereunder with respect to the Debentures shall be deemed to be validly given to the Debentureholders thereof if sent by first class mail, postage prepaid, by letter or circular addressed to such
Debentureholders at their post office addresses appearing in any of the registers hereinbefore mentioned and shall be deemed to have been effectively given three Business Days following the day of mailing. Accidental error or omission in giving notice or accidental failure to mail notice to any
Debentureholder or the inability of the Trust to give or mail any notice due to anything beyond the reasonable control of the Trust shall not invalidate any action or proceeding founded thereon.

          If any notice given in accordance with the foregoing paragraph would be unlikely to reach the Debentureholders to whom it is addressed in the ordinary course of post by reason of an interruption in mail service, whether at the place of dispatch or receipt or both, the Trust shall give such notice by publication at least once in the City of Toronto, such publication to be made in a daily newspaper of national circulation.

          Any notice given to Debentureholders by publication shall be deemed to have been given on the day on which publication shall have been effected at least once in the newspaper in which publication was required.

          All notices with respect to any Debenture may be given to whichever one of the Debentureholders thereof (if more than one) is named first in the registers hereinbefore mentioned, and any notice so given shall be sufficient notice to all holders of any Persons interested in such Debenture.

                                      -92-

15.3 MAIL SERVICE INTERRUPTION

          If by reason of any interruption of mail service, actual or threatened, any notice to be given to the Trustee would reasonably be unlikely to reach its destination by the time notice by mail is deemed to have been given pursuant to Section 15.1, such notice shall be valid and effective only if delivered at the appropriate address in accordance with Section 15.1.

                                   ARTICLE 16
                             CONCERNING THE TRUSTEE

16.1 NO CONFLICT OF INTEREST

          The Trustee represents to the Trust that at the date of execution and delivery by it of this Indenture there exists no material conflict of interest in the role of the Trustee as a fiduciary hereunder but if, notwithstanding the provisions of this Section 16.1, such a material conflict of interest exists, or hereafter arises, the validity and enforceability of this Indenture, and the
Debentures issued hereunder, shall not be affected in any manner whatsoever by reason only that such material conflict of interest exists or arises but the
Trustee shall, within 90 days after ascertaining that it has a material conflict of interest, either eliminate such material conflict of interest or resign in the manner and with the effect specified in Section 16.2.

16.2 REPLACEMENT OF TRUSTEE

          The Trustee may resign its trust and be discharged from all further duties and liabilities hereunder by giving to the Trust two months notice in writing or such shorter notice as the Trust may accept as sufficient. The Trust shall have the power, at any time, on reasonable notice in writing to the
Trustee and the Debentureholders shall have the power by Extraordinary
Resolution, at any time, to remove the existing Trustee and appoint a new or successor Trustee. If at any time a material conflict of interest exists in the
Trustee's role as a fiduciary hereunder the Trustee shall, within 90 days after ascertaining that such a material conflict of interest exists, either eliminate such material conflict of interest or resign in the manner and with the effect specified in this Section 16.2. The validity and enforceability of this
Indenture and of the Debentures issued hereunder shall not be affected in any manner whatsoever by reason only that such a material conflict of interest exists. In the event of the Trustee resigning or being removed or being dissolved, becoming bankrupt, going into liquidation or otherwise becoming incapable of acting hereunder, the Trust shall forthwith appoint a new Trustee unless a new Trustee has already been appointed by the Debentureholders. Failing such appointment by the Trust, the retiring Trustee or any Debentureholder may apply to a Judge of the Ontario Superior Court of Justice, on such notice as such Judge may direct at the Trust's expense, for the appointment of a new
Trustee but any new Trustee so appointed by the Trust or by such court shall be subject to removal as aforesaid by the Debentureholders and the appointment of such new Trustee shall be effective only upon such new Trustee becoming bound by this Indenture. Any new Trustee appointed under any provision of this Section
16.2 shall be a corporation authorized to carry on the business of a trust company in all of the Provinces of Canada. On any new appointment the

                                      -93-

new Trustee shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as Trustee.

          Any company into which the Trustee may be merged or with which it may be consolidated or amalgamated or any company resulting from any merger, consolidation or amalgamation to which the Trustee shall be a party, shall be the successor trustee under this Indenture without the execution of any instrument or any further act. Nevertheless, upon the written request of the successor Trustee or of the Trust, the Trustee ceasing to act shall execute and deliver an instrument assigning and transferring to such successor Trustee, upon the trusts herein expressed, all the rights, powers and trusts of the Trustee so ceasing to act, and shall duly assign, transfer and deliver all property and money held by such Trustee to the successor Trustee so appointed in its place.
Should any deed, conveyance or instrument in writing from the Trust be required by any new Trustee or more fully and certainly vesting in and confirming to it such estates, properties, rights, powers and trusts, then any and all such deeds, conveyances and instruments in writing shall on request of said new
Trustee, be made, executed, acknowledged and delivered by the Trust.

16.3 DUTIES OF TRUSTEE

          In the exercise of the rights, duties and obligations prescribed or conferred by the terms of this Indenture, the Trustee shall act honestly and in good faith with a view to the best interests of the Debentureholders and shall exercise that degree of care, diligence and skill that a reasonably prudent corporate trustee would exercise in comparable circumstances.

16.4 RELIANCE UPON DECLARATIONS, OPINIONS, ETC.

          In the exercise of its rights, duties and obligations hereunder the
Trustee may, if acting in good faith, rely, as to the truth of the statements and accuracy of the opinions expressed therein, upon statutory declarations, opinions, reports or certificates furnished pursuant to any covenant, condition or requirement of this Indenture or required by the Trustee to be furnished to it in the exercise of its rights and duties hereunder. The Trustee may nevertheless, in its discretion, require further proof in cases where it deems further proof desirable. Without restricting the foregoing, the Trustee may act and rely on an opinion of Counsel satisfactory to the Trustee notwithstanding that it is delivered by a solicitor or firm which acts as solicitors for the
Trust.

16.5 EVIDENCE AND AUTHORITY TO TRUSTEE, OPINIONS, ETC.

          The Trust shall furnish to the Trustee evidence of compliance with the conditions precedent provided for in this Indenture relating to any action or step required or permitted to be taken by the Trust or the Trustee under this
Indenture or as a result of any obligation imposed under this Indenture, including without limitation, the certification and delivery of Debentures hereunder, the satisfaction and discharge of this Indenture and the taking of any other action to be taken by the Trustee at the request of or on the application of the Trust, forthwith if and when (a) such evidence is required by any other Section of this Indenture to be furnished by the

                                      -94-

Trustee in accordance with the terms of this Section 16.5 or (b) the Trustee, in the exercise of its rights and duties under this Indenture, gives the Trust written notice requiring it to furnish such evidence in relation to any particular action or obligation specified in such notice.

          Such evidence shall consist of:

     (a)  a certificate made by any one officer or trustee of the Trust stating that any such condition precedent has been complied with in accordance with the terms of this Indenture;

     (b)  in the case of a condition precedent compliance with which is, by the terms of this Indenture, made subject to review or examination by a solicitor, an opinion of Counsel that such condition precedent has been complied with in accordance with the terms of this Indenture; and

     (c)  in the case of any such condition precedent compliance with which is subject to review or examination by auditors or accountants, an opinion or report of the Auditors of the Trust whom the Trustee for such purposes hereby approves, that such condition precedent has been complied with in accordance with the terms this Indenture.

          Whenever such evidence relates to a matter other than the
certification and delivery of Debentures and the satisfaction and discharge of this Indenture, and except as otherwise specifically provided herein, such evidence may consist of a report or opinion of any solicitor, auditor, accountant, engineer or appraiser or any other person whose qualifications give authority to a statement made by him or her, provided that if such report or opinion is furnished by a trustee, officer or employer of the Trust it shall be in the form of a statutory declaration. Such evidence shall be, so far as appropriate, in accordance with the immediately preceding paragraph of this
Section.

          Each statutory declaration, certificate, opinion or report with respect to compliance with a condition precedent provided for in the Indenture shall include (a) a statement by the person giving the evidence that he has read and is familiar with those provisions of this Indenture relating to the condition precedent in question, (b) a brief statement of the nature and scope of the examination or investigation upon which the statements or opinions contained in such evidence are based, (c) a statement that, in the belief of the person giving such evidence, the person has made such examination or investigation as is necessary to enable him or her to make the statements or give the opinions contained or expressed therein, (d) a statement whether in the opinion of such person the conditions precedent in question have been complied with or satisfied, and (e) no default or Event of Default has occurred or will occur by reason of the action taken.

          The Trust shall furnish to the Trustee at any time if the Trustee reasonably so requires, its certificate that the Trust has complied with all covenants, conditions or other requirements contained in this Indenture, the non-compliance with which would, with the giving

                                      -95-

of notice or the lapse of time, or both, or otherwise, constitute an Event of
Default, or if such is not the case, specifying the covenant, condition or other requirement which has not been complied with and giving particulars of such non-compliance. The Trust shall, whenever the Trustee so requires, furnish the
Trustee with evidence by way of statutory declaration, opinion, report or certificate as specified by the Trustee as to any action or step required or permitted to be taken by the Trust or as a result of any obligation imposed by this Indenture.

16.6 OFFICER'S CERTIFICATES EVIDENCE

          Except as otherwise specifically provided or prescribed by this
Indenture, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or omitting any action hereunder, the Trustee, if acting in good faith, may rely upon an Officer's Certificate.

16.7 EXPERTS, ADVISERS AND AGENTS

          The Trustee may:

     (a)  employ or retain and act and rely on the opinion or advice of or information obtained from any solicitor, auditor, valuer, engineer, surveyor, appraiser or other expert, whether obtained by the Trustee or by the Trust, or otherwise, and shall not be liable for acting, or refusing to act, in good faith on any such opinion or advice and may pay proper and reasonable compensation for all such legal and other advice or assistance as aforesaid; and

     (b)  employ such agents and other assistants as it may reasonably require for the proper determination and discharge of its duties hereunder, and may pay reasonable remuneration for all services performed for it
          (and shall be entitled to receive reasonable remuneration for all services performed by it) in the discharge of the trusts hereof and compensation for all disbursements, costs and expenses made or incurred by it in the discharge of its duties hereunder and in the management of the trusts hereof any solicitors employed or consulted by the Trustee may, but need not be, solicitors for the Trust.

16.8 TRUSTEE MAY DEAL IN DEBENTURES

          Subject to Sections 16.1 and 16.3, the Trustee may, in its personal or other capacity, buy, sell, lend upon and deal in the Debentures and generally contract and enter into financial transactions with the Trust or otherwise, without being liable to account for any profits made thereby.

16.9 INVESTMENT OF MONEYS HELD BY TRUSTEE

          Upon receipt of a written direction from the Manager on behalf of the
Trust, the Trustee shall invest the funds in its name in accordance with such direction. Any direction from

                                      -96-

the Manager on behalf of the Trust to the Trustee shall be in writing and shall be provided to the Trustee no later than 9:00 a.m. on the day on which the investment is to be made. Any such direction received by the Trustee after 9:00
a.m. or received on a non-Business Day, shall be deemed to have been given prior to 9:00 a.m. the next Business Day. For the purpose hereof, "AUTHORIZED
INVESTMENTS" means short term interest bearing or discount debt obligations issued or guaranteed by the Government of Canada or a Province or a Canadian
chartered bank (which may include an Affiliate or related party of the Trustee)
provided that such obligation is rated at least Rl (middle) by DBRS Inc. or an equivalent rating service.

          In addition to any written direction to invest cash in an Authorized
Investment, the Trustee may hold cash balances constituting part or all of the
Trust and may, but need not, invest same in its deposit department or the deposit department of one of its Affiliates; but the Trustee and its Affiliates
shall not be liable to account for any profit to any parties to this Agreement or to any other Person or entity other than at a rate, if any, established from time to time by the Trustee or one of its Affiliates. For the purpose of this
Section "AFFILIATE" means affiliated companies within the meaning of the
Business Corporations Act (Ontario) ("OBCA"); and includes Canadian Imperial
Bank of Commerce, CIBC Mellon Global Securities Services Company and Mellon
Bank, N.A. and each of their affiliates within the meaning of the OBCA.

          The Trustee shall not be held liable for any losses incurred in the investment of any funds in Authorized Investments.

          Unless and until the Trustee shall have declared the principal of and interest on the Debentures to be due and payable, the Trustee shall pay over to the Trust all interest received by the Trustee in respect of any Investments or deposits made pursuant to the provisions of this Section.

16.10 TRUSTEE NOT ORDINARILY BOUND

          Except as provided in Section 9.2 and as otherwise specifically provided herein, the Trustee shall not, subject to Section 16.3, be bound to give notice to any Person of the execution hereof, nor to do, observe or perform or see to the observance or performance by the Trust of any of the obligations herein imposed upon the Trust or of the covenants on the part of the Trust herein contained, nor in any way to supervise or interfere with the conduct of the Trust's business, unless the Trustee shall have been required to do so in writing by the Debentureholders of not less than 25% of the aggregate principal amount of the Debentures then outstanding or by any Extraordinary Resolution of the Debentureholders passed in accordance with the provisions contained in
Article 14, and then only after it shall have been funded and indemnified to its satisfaction against all actions, proceedings, claims and demands to which it may render itself liable and all costs, charges, damages and expenses which it may incur by so doing.

                                      -97-

16.11 TRUSTEE NOT REQUIRED TO GIVE SECURITY

          The Trustee shall not be required to give any bond or security in respect of the execution of the trusts and powers of this Indenture or otherwise in respect of the premises.

16.12 TRUSTEE NOT BOUND TO ACT ON TRUST'S REQUEST

          Except as in this Indenture otherwise specifically provided, the
Trustee shall not be bound to act in accordance with any direction or request of the Trust or of the trustees until a duly authenticated copy of the instrument or resolution containing such direction or request shall have been delivered to the Trustee, and the Trustee shall be empowered to act upon any such copy purporting to be authenticated and believed by the Trustee to be genuine.

16.13 CONDITIONS PRECEDENT TO TRUSTEE'S OBLIGATIONS TO ACT HEREUNDER

          The obligation of the Trustee to commence or continue any act, action or proceeding for the purpose of enforcing the rights of the Trustee and of the
Debentureholders hereunder shall be conditional upon the Debentureholders furnishing when required by notice in writing by the Trustee, sufficient funds to commence or continue such act, action or proceeding and indemnity reasonably satisfactory to the Trustee to protect and hold harmless the Trustee against the costs, charges and expenses and liabilities to be incurred thereby and any loss and damage it may suffer by reason thereof.

          The Trustee shall not be bound to give any notice or do or take any act, action or proceeding by virtue of the powers conferred on it hereby unless and until it shall have been required so to do under the terms hereof; nor shall the Trustee be required to take notice of any default hereunder, unless and until notified in writing of such default, which notice shall distinctly specify the default desired to be brought to the attention of the Trustee and in the absence of any such notice the Trustee may for all purposes of this Indenture conclusively assume that no default has been made in the observance or performance of any of the representations, warranties, covenants, agreements or conditions contained herein. Any such notice shall in no way limit any discretion herein given the Trustee to determine whether or not the Trustee shall take action with respect to any default.

          None of the provisions contained in this Indenture shall require the
Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties or in the exercise of any of its rights or powers unless indemnified as aforesaid.

          The Trustee may, before commencing or at any time during the continuance of any such act, action or proceeding require the Debentureholders at whose instance it is acting to deposit with the Trustee the Debentures held by them for which Debentures the Trustee shall issue receipts.

                                      -98-

16.14 AUTHORITY TO CARRY ON BUSINESS

          The Trustee represents to the Trust that at the date of execution and delivery by it of this Indenture it is authorized to carry on the business of a trust company in each of the Provinces of Canada but if, notwithstanding the provisions of this Section 16.14, it ceases to be so authorized to carry on business, the validity and enforceability of this Indenture and the securities issued hereunder shall not be affected in any manner whatsoever by reason only of such event but the Trustee shall, within 90 days after ceasing to be authorized to carry on the business of trust company in any of the Provinces of
Canada either become so authorized or resign in the manner and with the effect specified in Section 16.2.

16.15 COMPENSATION AND INDEMNITY

     (a)  The Trust shall pay to the Trustee from time to time compensation for its services hereunder as agreed separately by the Trust and the
          Trustee, and shall pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in the administration or execution of its duties under this Indenture (including the reasonable and documented compensation and disbursements of its counsel and all other advisers and assistants not regularly in its employ), both before any default hereunder and thereafter until all duties of the Trustee under this Indenture shall be finally and fully performed. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust.

     (b)  The Trust hereby indemnifies and saves harmless the Trustee and its directors, officers and employees from and against any and all loss, damages, charges, expenses, claims, demands, actions or liability whatsoever which may be brought against the Trustee or which it may suffer or incur as a result of or arising out of the performance of its duties and obligations hereunder save only in the event of the gross negligent failure to act, or the wilful misconduct or bad faith of the Trustee. This indemnity will survive the termination or discharge of this Indenture and the resignation or removal of the
          Trustee. The Trustee shall notify the Trust promptly of any claim for which it may seek indemnity. The Trust shall defend the claim and the
          Trustee shall co-operate in the defence. The Trustee may have separate counsel and the Trust shall pay the reasonable fees and expenses of such counsel. The Trust need not pay for any settlement made without its consent, which consent must not be unreasonably withheld. This indemnity shall survive the resignation or removal of the Trustee or the discharge of this Indenture.

     (c)  The Trust need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee through gross negligence or bad faith or reckless disregard of the Trustee's duties hereunder.

                                      -99-

16.16 ACCEPTANCE OF TRUST

          The Trustee hereby accepts the trusts in this Indenture declared and provided for and agrees to perform the same upon the terms and conditions herein set forth and to hold all rights, privileges and benefits conferred hereby and by law in trust for the various Persons who shall from time to time be
Debentureholders, subject to all the terms and conditions herein set forth.

16.17 ASSIGNMENT AND ENUREMENT

          The parties hereto acknowledge and agree, and any beneficiaries hereunder are hereby deemed to have acknowledged and agreed that the Trustee may, without the consent of any other party, assign all of its rights and duties under this Indenture, and under any ancillary agreements executed in connection herewith, to such federal trust company as may result from CIBC Mellon Trust
Company being continued as a trust company pursuant to the terms of the Trust and Loan Companies Act (Canada). Any such assignment shall be effective without the need for any further notice or advice to, or approval of, the parties hereto and without any further act or formality whatsoever.

                                   ARTICLE 17
                             SUPPLEMENTAL INDENTURES

17.1 SUPPLEMENTAL INDENTURES

          From time to time the Trustee and, when authorized by a resolution of the trustees, the Trust, may, and they shall when required by this Indenture, execute, acknowledge and deliver by their proper officers deeds or indentures supplemental hereto which thereafter shall form part hereof, for any one or more of the following purposes:

     (a)  providing for the issuance of Additional Debentures under this
          Indenture;

     (b)  adding to the covenants of the Trust herein contained for the protection of the Debentureholders, or of the Debentures of any
          series, or providing for events of default, in addition to those herein specified;

     (c)  making such provisions not inconsistent with this Indenture as may be necessary or desirable with respect to matters or questions arising hereunder, including the making of any modifications in the form of the Debentures which do not affect the substance thereof and which in the opinion of the Trustee relying on an opinion of counsel will not be prejudicial to the interests of the Debentureholders;

     (d)  evidencing the succession, or successive successions, of others to the
          Trust and the covenants of and obligations assumed by any such successor in accordance with the provisions of this Indenture;

                                     -100-

     (e)  giving effect to any Extraordinary Resolution passed as provided in
          Article 14;

     (f)  approving amendments to this Indenture which, in the opinion of the
          Trustee relying on the advice of counsel, are necessary or desirable to prevent the assets of the Trust from being treated for any purpose of ERISA or Section 4975 of the U.S. Tax Code as assets of any
          "employee benefit pian", as defined in Section 3 of ERISA, that is subject to Title I of ERISA, or of any "plan" as defined in, and subject to, Section 4975 of the U.S. Tax Code or to prevent the Trust or any Affiliate of the Trust, or the Manager, from engaging in a
          "prohibited transaction" described in Section 406 of ERISA or as defined in Section 4975(c) of the U.S. Tax Code; and

     (g)  for any other purpose not inconsistent with the terms of this
          Indenture.

          Unless the supplemental indenture requires that the consent or concurrence of Debentureholders by Extraordinary Resolution is required, the consent or concurrence of Debentureholders shall not be required in connection with the execution, acknowledgement or delivery of a supplemental indenture for the foregoing purposes. Further, the Trust and the Trustee may without the consent or concurrence of the Debentureholders, by supplemental indenture or otherwise, make any changes or corrections in this Indenture which it shall have been advised by Counsel are required for the purpose of curing or correcting any ambiguity or defective or inconsistent provisions or clerical omissions or mistakes or manifest errors contained herein or in any indenture supplemental hereto or any Written Direction of the Trust providing for the issue of
Debentures, providing that in the opinion of the Trustee (relying upon an opinion of counsel) the rights of the Debentureholders are in no way prejudiced thereby.

                                   ARTICLE 18
                            EXECUTION AND FORMAL DATE

18.1 EXECUTION

          This Indenture may be simultaneously executed in several counterparts, each of which when so executed shall be deemed to be an original and such counterparts together shall constitute one and the same instrument. Each party shall be entitled to rely on the delivery of a facsimile copy of this Indenture, and acceptance by any party of such facsimile shall be legally effective to create a valid and binding agreement between the parties in accordance with the terms hereof.

18.2 FORMAL DATE

          For the purpose of convenience this Indenture may be referred to as bearing the formal date of July 20, 2004, irrespective of the actual date of execution hereof.

                                      -101-

          IN WITNESS whereof the parties hereto have executed these presents under their respective corporate seals and the hands of their proper officers in that behalf.

                                        ALGONQUIN POWER INCOME FUND,
                                        BY ITS MANAGER, ALGONQUIN
                                        POWER MANAGEMENT INC.

                                        By: (signed) "David Kerr"
                                            ------------------------------------
                                            Name:  David Kerr
                                            Title: Authorized Signing Authority

                                        CIBC MELLON TRUST COMPANY

                                        By: (signed) "Lennox August"
                                            ------------------------------------
                                            Name:  Lennox August
                                            Title: Associate Maanger

                                        By: (signed) "Eugenia Petryla"
                                            ------------------------------------
                                            Name:  Eugenia Petryla
                                            Title: Account Manager

                                  SCHEDULE "A"

                         TO THE TRUST INDENTURE BETWEEN

                           ALGONQUIN POWER INCOME FUND

                                       AND

                            CIBC MELLON TRUST COMPANY

                                FORM OF DEBENTURE

                                  SCHEDULE "A"

                                FORM OF DEBENTURE

                           ALGONQUIN POWER INCOME FUND
                    (A trust governed by the laws of Ontario)

               6.65% CONVERTIBLE UNSECURED SUBORDINATED DEBENTURES
                                DUE JULY 31, 2011

No. ______________                                              CUSIP 015910 AA0

          ALGONQUIN POWER INCOME FUND (the "Trust") for value received hereby acknowledges itself indebted and, subject to the provisions of the Trust
Indenture (the "Indenture") dated as of __, 2004 between the Trust and CIBC
Mellon Trust Company (the "Trustee"), promises to pay to the registered
Debentureholder hereof on July 31, 2011 (the "Maturity Date") or on such earlier date as the principal amount hereof may become due in accordance with the provisions of the indenture the principal sum of
_______________________________________________________________________ DOLLARS
in lawful money of Canada on presentation and surrender of this Initial
Debenture at the main branch of the Trustee in Toronto, Ontario, in accordance with the terms of the Indenture and, subject as hereinafter provided, to pay interest on the principal amount hereof from the date hereof, or from the last
Interest Payment Date to which interest shall have been paid or made available for payment hereon, whichever is later, at the rate of 6.65% per annum, in like money in arrears in equal semi-annual instalments (less any tax required by law to be deducted) on July 31 and January 31 in each year, except the first such payment to fall due on January 31, 2005 in the amount of $35.7096 per $1,000 principal amount of Initial Debentures and, should the Trust at any time make default in the payment of any principal or Interest, to pay interest on the amount in default at the same rate, in like money and on the same dates.

          Interest hereon shall be payable by cheque or by electronic transfer of funds transferred to the registered Debentureholder hereof and, subject to the provisions of the Indenture, the mailing of such cheque or electronic transfer of funds, as the case may be, shall, to the extent of the sum represented thereby (plus the amount of any tax withheld), satisfy and discharge all liability for interest on this Initial Debenture.

          This Debenture is one of the Debentures of the Trust issued or issuable in one or more series under the provisions of the Indenture
(individually an "Initial Debenture" and collectively the "Initial Debentures").
However, subject to the terms of the Indenture, additional debentures may be issued pursuant to the Indenture after the date hereof. The Initial Debentures are limited to an aggregate principal amount of $85,000,000 in lawful money of
Canada. Reference is hereby expressly made to the Indenture for a description of the terms and conditions upon which the Initial Debentures are or are to be issued and held and the rights and remedies of the Debentureholders of the
Initial Debentures and of the Trust and of the Trustee, all to the same effect as if the provisions of the Indenture were herein set forth to all of which provisions the Debentureholder of this Initial Debenture by acceptance hereof assents.

          The Initial Debentures are issuable only in denominations of $1,000 and integral multiples thereof. Upon compliance with the provisions of the
Indenture, Initial Debentures of any denomination may be exchanged for an equal aggregate principal amount of Initial Debentures in any other authorized denomination or denominations.

          The whole, or if this Initial Debenture is in a denomination in excess of $1,000 any part of which is $1,000 or an integral multiple thereof, of the principal of this Initial Debenture is convertible, at the option of the
Debentureholder hereof, upon surrender of this Initial Debenture at the principal office of the Trustee in the Cities of Calgary, Montreal and Toronto,
Ontario, at any time prior to the close of business on the Maturity Date or, if this Initial Debenture is called for redemption on or prior to such date, then at any time, but not after the close of business on the last Business Day immediately preceding the date specified for redemption of this Initial
Debenture, into Trust Units of the Trust (without adjustment for dividends or distributions on Trust Units issuable upon conversion) at a conversion price of
$10.65 (the "Conversion Price") per Trust Unit, being a rate of 93.8967 Trust
Units for each $1,000 principal amount of Initial Debentures, all subject to the terms and conditions and in the manner set forth in the Indenture. The Indenture makes provision for the adjustment of the Conversion Price in the events therein specified. No fractional Trust Units will be issued on any conversion but in lieu thereof, the Trust will satisfy such fractional interest by a cash payment equal to the market price of such fractional interest as determined in accordance with the Indenture.

          The Initial Debenture may be redeemed at the option of the Trust on the terms and conditions set out in the Indenture at the redemption price therein set out. This Initial Debenture is not redeemable on or before July 31,
2007, except in the event of the satisfaction of certain conditions after a
Change of Control has occurred. After July 31, 2007, and on or prior to July 31,
2009, this Initial Debenture is redeemable at the option of the Trust in whole or in part at a price equal to the principal amount of the Initial Debentures
(the "Redemption Price") provided that the Trust files with the Trustee on the date that notice of redemption of this Initial Debenture is first provided, an
Officer's Certificate of the Trust certifying that the weighted average price of the Trust Units on The TSX (or elsewhere in accordance with the Indenture) for
20 consecutive trading days, ending on the fifth trading day preceding the date notice is given (the "Current Market Price"), is at least 125% of the Conversion
Price then in effect and otherwise on the terms and conditions described in the
Indenture. In addition thereto, at the time of redemption, the Trust shall pay to the holder any accrued and unpaid interest. After July 31, 2009 and prior to the Maturity Date, this Initial Debenture may be redeemed at the option of the
Trust in whole or in part from time to time on notice, at the Redemption Price irrespective of the Current Market Price and otherwise on the terms and conditions described in the Indenture. In addition thereto, at the time of redemption, the Trust shall pay to the Debentureholder hereof, accrued and unpaid interest.

          Upon the occurrence of a Change of Control of the Trust involving the acquisition of voting control or direction over 66 2/3% or more of the Trust
Units of the Trust, each

Debentureholder of Initial Debentures may require the Trust to purchase on the date that is 30 days following the giving of notice of the Change of Control
(the "Put Date") the whole or any part of such Debentureholder's Initial
Debentures at a price equal to 101% of the principal amount of such Initial
Debentures plus accrued and unpaid interest, if any, up to, but excluding, the date the Initial Debentures are so repurchased. The Trust, at its option, may elect to satisfy the principal portion of such purchase price either by payment in cash or by the issuance of Trust Units to the Trust. If 90% or more of the principal amount of all Initial Debentures outstanding on the date the Trust provides notice of a Change of Control to the Trustee have been tendered for purchase on the Put Date, the Trust has the right to purchase all the remaining outstanding Initial Debentures on the same date and at the same price, together with accrued and unpaid interest to such date.

          If a takeover bid for Initial Debentures, within the meaning of the
Securities Act (Ontario) is made and 90% or more of the principal amount of all the Initial Debentures (other than Initial Debentures held at the date of the takeover bid by or on behalf of the Offeror, Associates or Affiliates of the
Offeror or anyone acting jointly or in concert with the Offeror) are taken up and paid for by the Offeror, the Offeror will be entitled to acquire the Initial
Debentures of those Debentureholders who did not accept the offer on the same terms as the Offeror acquired the first 90% of the principal amount of the initial Debentures.

          The Trust may, on notice as provided in the Indenture, at its option and (subject to any applicable regulatory approval), elect to satisfy the obligation to repay all or any portion of the principal amount of this Initial
Debenture on the Maturity Date or on redemption by the issue of that number of
Freely Tradable Trust Units obtained by dividing that portion of the principal amount of this Initial Debenture that the Trust elects to satisfy by the issue of Freely Tradable Trust Units by 95% of the Current Market Price on the
Maturity Date or the date fixed for redemption, as the case may be.

          The indebtedness evidenced by this Initial Debenture, and by all other
Initial Debentures now or hereafter certified and delivered under the Indenture, is a direct unsecured obligation of the Trust, and is subordinated in right of payment, to the extent and in the manner provided in the Indenture, to the prior payment of all Senior Indebtedness, including any indebtedness to trade creditors, whether outstanding at the date of the Indenture or thereafter created, incurred, assumed or guaranteed.

          The principal hereof may become or be declared due and payable before the stated maturity in the events, in the manner, with the effect and at the times provided in the Indenture.

          The Indenture contains provisions making binding upon all
Debentureholders of Debentures outstanding thereunder (or in certain circumstances, specific series of Debentures) resolutions passed at meetings of such Debentureholders held in accordance with such provisions and instruments signed by the Debentureholders of a specified majority of Debentures outstanding
(or specific series), which resolutions or instruments may have the effect of amending the terms of this Initial Debenture or the Indenture.

          The Indenture contains provisions disclaiming any personal liability on the part of holders of Trust Units, the trustees, officers or agents of the
Trust or officers or directors of the Manager in respect of any obligation or claim arising out of the Indenture or this Initial Debenture and limiting recourse against the Trust to the property of the Trust.

          This Initial Debenture may only be transferred, upon compliance with the conditions prescribed in the Indenture, in one of the registers to be kept at the principal office of the Trustee in Montreal, Quebec, Toronto, Ontario or
Calgary, Alberta and in such other place or places and/or by such other registrars (if any) as the Trust with the approval of the Trustee may designate.
No transfer of this Initial Debenture shall be valid unless made on the register by the registered Debentureholder hereof or the Debentureholder's executors or administrators or other legal representatives, or the Debentureholder's attorney duly appointed by an instrument in form and substance satisfactory to the
Trustee or other registrar, and upon compliance with such reasonable requirements as the Trustee and/or other registrar may prescribe and upon surrender of this Initial Debenture for cancellation. Thereupon a new Initial
Debenture or Initial Debentures in the same aggregate principal amount shall be issued to the transferee in exchange hereof.

          This Initial Debenture shall not become obligatory for any purpose until it shall have been certified by the Trustee under the Indenture.

          Capitalized words or expressions used in this Initial Debenture shall, unless otherwise defined herein, have the meaning ascribed thereto in the
Indenture. TO THE EXTENT THAT THE TERMS AND CONDITIONS STATED IN THIS DEBENTURE
CONFLICT WITH THE TERMS AND CONDITIONS OF THE INDENTURE, THE LATTER SHALL
PREVAIL.

          IN WITNESS WHEREOF ALGONQUIN POWER INCOME FUND has caused this
Debenture to be signed by its authorized signatory as of the ______ day of
________, 2004.

ALGONQUIN POWER INCOME FUND,
BY ITS MANAGER, ALGONQUIN POWER MANAGEMENT INC.

                              TRUSTEE'S CERTIFICATE

          This Initial Debenture is one of the 6.65% Convertible Unsecured
Debentures due July 31, 2011 referred to in the Indenture within mentioned.

CIBC Mellon Trust Company

By:
    ---------------------------------
       (Authorized Signing Officer)

                               REGISTRATION PANEL
            (No writing hereon except by Trustee or other registrar)

Date of Registration   In Whose Name Registered   Signature of Trustee or Registrar
--------------------   ------------------------   ---------------------------------

                                   ASSIGNMENT

          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _________________________, whose address and social insurance number, if applicable, are set forth below, this Initial Debenture (or
$___________ principal amount hereof) of ALGONQUIN POWER INCOME FUND standing in the name(s) of the undersigned in the register maintained by the Trust with respect to such Initial Debenture and does hereby irrevocably authorize and direct the Trustee to transfer such Initial Debenture in such register, with full power of substitution in the premises.

Date: ____________________________________________________

Address of Transferee:_____________________________________
_____________________________________________________________
(Street Address, City, Province and Postal Code)

Social Insurance Number of Transferee, if applicable:
________________________________________________________________________________

If less than the full principal amount of the within Initial Debenture is to be transferred, indicate in the space provided the principal amount which must be
$1,000 or an integral multiple thereof, unless you hold an Initial Debenture in a non-integral multiple of $1,000, in which case such Initial Debenture is transferable only in its entirety) to be transferred.

     1.   The signature(s) to this assignment must correspond with the name(s)
          as written upon the face of this Initial Debenture in every particular without alteration or any change whatsoever. The signature(s) must be guaranteed by a Canadian chartered bank or trust company or by a member firm of a recognized stock exchange in Canada. Notarized or witnessed signatures are not acceptable as guaranteed signatures.

     2.   The registered Debentureholder of this Initial Debenture is responsible for the payment of any documentary, stamp or other transfer taxes that may be payable in respect of the transfer of this
          Initial Debenture.

-------------------------------------------
Signature of Registered Debentureholder

-------------------------------------------
Signature of Guarantor

-------------------------------------------
Name of Institution

                                CONVERSION NOTICE

TO: ALGONQUIN POWER INCOME FUND

Note: All capitalized terms used herein have the meaning ascribed thereto in the
      Indenture, unless otherwise indicated.

The undersigned registered Debentureholder of 6.65% Convertible Unsecured
Subordinated Debentures bearing Certificate No. ______ irrevocably elects to convert such Debentures (or principal $ ________ amount thereof) in accordance with the terms of the Indenture and tenders herewith the Debentures, and, if applicable, directs that the Trust Units of Algonquin Power Income Fund issuable upon a conversion be issued and delivered to the person indicated below.

--------------------------------------------------------------------------------
Dated:                                  (Signature of Registered Debentureholder

If less than the full principal amount of this Debenture, indicate in the space provided the principal amount (which must be S1,000 or integral multiples thereof).

NOTE: If Trust Units are to be issued in the name of a person other than the
Debentureholder, (A) the signature must be guaranteed by a chartered bank, a trust company or a member firm of a recognized stock exchange in Canada and (B)
all requisite transfer taxes must be tendered by the undersigned.
(Print name in which Trust Units are to be issued, delivered and registered)

--------------------------------------------------------------------------------
Name:

--------------------------------------------------------------------------------
(Address)       (City, Province and Postal Code)

--------------------------------------------------------------------------------
Name of guarantor:

--------------------------------------------------------------------------------
Authorized signature:

                                  SCHEDULE "B"

                         TO THE TRUST INDENTURE BETWEEN

                           ALGONQUIN POWER INCOME FUND

                                       AND

                            CIBC MELLON TRUST COMPANY

                            FORM OF REDEMPTION NOTICE

                                  SCHEDULE "B"

                            FORM OF REDEMPTION NOTICE

                           ALGONQUIN POWER INCOME FUND
               6.65% CONVERTIBLE UNSECURED SUBORDINATED DEBENTURES
                                REDEMPTION NOTICE

To: Debentureholders of 6.65% Convertible Unsecured Subordinated Debentures (the
    "Debentures") of Algonquin Power Income Fund (the "Trust")

Note: All capitalized terms used herein have the meaning ascribed thereto in the
      Indenture mentioned below, unless otherwise indicated.

Notice is hereby given pursuant to Section 4.3 of the Trust Indenture (the
"Indenture") dated as of July 20, 2004 between the Trust and CIBC Mellon Trust
Company (the "Trustee"), that the aggregate principal amount of all Debentures outstanding (or the $__ aggregate principal amount thereof) will be redeemed as of _____ (the "Redemption Date"), upon payment of a redemption amount of $___
for each $1,000 principal amount of Debentures, being equal to the aggregate of
(i) $1,000, and (ii) all accrued and unpaid interest hereon to but excluding the
Redemption Date (collectively, the "Redemption Price").

The Redemption Price will be payable upon presentation and surrender of the
Debentures called for redemption at the following corporate trust office:

          CIBC Mellon Trust Company
          199 Bay Street
          Commerce Court West
          Toronto, Ontario
          M5L 1G9

          Attention: Manager, Corporate Trust Services

The interest upon the principal amount of Debentures called for redemption shall cease to be payable from and after the Redemption Date, unless payment of the
Redemption Price shall not be made on presentation for surrender of such
Debentures at the above-mentioned corporate trust office on or after the
Redemption Date or prior to the setting aside of the Redemption Price pursuant to the Indenture.

[PURSUANT TO SECTION 4.6 OF THE INDENTURE, THE TRUST HEREBY IRREVOCABLY ELECTS
TO SATISFY ITS OBLIGATION TO PAY TO DEBENTUREHOLDERS THE REDEMPTION PRICE BY
ISSUING AND DELIVERING TO THE DEBENTUREHOLDERS THAT NUMBER OF FREELY TRADEABLE
TRUST UNITS OBTAINED BY DIVIDING THE AGGREGATE PRINCIPAL AMOUNT OF DEBENTURES BY
95% OF THE CURRENT MARKET PRICE OF THE TRUST UNITS ON THE REDEMPTION DATE.

NO FRACTIONAL TRUST UNITS SHALL BE DELIVERED UPON THE EXERCISE BY THE TRUST OF
THE UNIT REDEMPTION RIGHT BUT, IN LIEU THEREOF, THE TRUST SHALL PAY THE CASH
EQUIVALENT THEREOF DETERMINED ON THE BASIS OF THE CURRENT MARKET PRICE OF TRUST
UNITS ON THE REDEMPTION DATE (LESS ANY TAX REQUIRED TO BE DEDUCTED, IF ANY).

IN THIS CONNECTION, UPON PRESENTATION AND SURRENDER OF THE DEBENTURES FOR
PAYMENT ON THE REDEMPTION DATE, THE TRUST SHALL, ON THE REDEMPTION DATE, MAKE
DELIVERY TO THE TRUSTEE, AT THE ABOVE-MENTIONED CORPORATE TRUST OFFICE, FOR
DELIVERY TO AND ON ACCOUNT OF THE DEBENTUREHOLDERS, THE NUMBER OF FREELY
TRADEABLE TRUST UNITS (IN BOOK-BASED OR CERTIFICATED FORM) TO WHICH
DEBENTUREHOLDERS ARE ENTITLED AND CASH EQUAL TO ALL ACCRUED AND UNPAID INTEREST
TO THE REDEMPTION DATE TOGETHER WITH THE CASH EQUIVALENT IN LIEU OF ALL
FRACTIONAL TRUST UNITS.]

DATED:

ALGONQUIN POWER INCOME FUND,
BY ITS MANAGER,
ALGONQUIN POWER MANAGEMENT INC.

-------------------------------------
(Authorized Trustee or Officer)

                                  SCHEDULE "C"

                         TO THE TRUST INDENTURE BETWEEN

                           ALGONQUIN POWER INCOME FUND

                                       AND

                            CIBC MELLON TRUST COMPANY

                             FORM OF MATURITY NOTICE

                                  SCHEDULE "C"

                             FORM OF MATURITY NOTICE

                           ALGONQUIN POWER INCOME FUND
               6.65% CONVERTIBLE UNSECURED SUBORDINATED DEBENTURES

                                 MATURITY NOTICE

To:   Debentureholders of 6.65% Convertible Unsecured Subordinated Debentures
      (the "Debentures") of Algonquin Power Income Fund (the "Trust")

Note: All capitalized terms used herein have the meaning ascribed thereto in the
      Indenture mentioned below, unless otherwise indicated.

Notice is hereby given pursuant to Section 4.l0(b) of the Trust Indenture (the
"Indenture") dated as of __, 2004 between the Trust and CIBC Mellon Trust
Company, as trustee (the "Trustee"), that the Debentures are due and payable as of July 31, 2011 (the "Maturity Date") and the Trust hereby advises the
Debentureholders that it will deliver to Debentureholders that number of Freely
Tradeable Trust Units equal to the number obtained by dividing the aggregate principal amount of such Debentures by 95% of the Current Market Price of Trust
Units on the Maturity Date. In the event that the Trust elects to issue and deliver Trust Units as aforesaid, upon presentation and surrender of the
Debentures, the Trust shall pay or cause to be paid in cash to the
Debentureholder all accrued and unpaid interest to the Maturity Date, together with the cash equivalent representing fractional Trust Units, and shall, on the
Maturity Date, send to the Trustee Freely Tradeable Trust Units (in book-based or certificated form) to which the Debentureholder is entitled.

DATED:

ALGONQUIN POWER INCOME FUND,
BY ITS MANAGER,
ALGONQUIN POWER MANAGEMENT INC.

----------------------------------------
(Authorized Trustee or Officer)

                                  SCHEDULE "D"

                         TO THE TRUST INDENTURE BETWEEN

                           ALGONQUIN POWER INCOME FUND

                                       AND

                            CIBC MELLON TRUST COMPANY

                          FORM OF NOTICE OF CONVERSION

                                  SCHEDULE "D"

                          FORM OF NOTICE OF CONVERSION

                                CONVERSION NOTICE

To:   ALGONQUIN POWER INCOME FUND

Note: All capitalized terms used herein have the meaning ascribed thereto in the
      Trust Indenture mentioned below, unless otherwise indicated.

The undersigned registered Debentureholder of 6.65% Convertible Unsecured
Subordinated Debentures bearing Certificate No. __ irrevocably elects to convert such Debentures (or $__ principal amount thereof*) in accordance with the terms of the Trust Indenture dated as of __, 2004 between the Trust and CIBC Mellon
Trust Company and tenders herewith the Debentures, and, if applicable, directs that the Trust Units issuable upon a conversion be issued and delivered to the person indicated below.

Dated:
       ------------------------         ----------------------------------------
                                        (Signature of Registered
                                        Debentureholder)

*    If less than the full principal amount of the Debentures, indicate in the space provided the principal amount which must be $1,000 or integral multiples thereof.

NOTE: If Trust Units are to be issued in the name of a Person other than the
      Debentureholder, (A) the signature must be guaranteed by a chartered bank, a trust company or a member firm of a recognized stock exchange in Canada and (B) ail requisite transfer taxes must be tendered by the undersigned.

(Print name in which Trust Units are to be issued, delivered and registered)

-------------------------------         ----------------------------------------
(Address)                               (City, Province and Postal Code)
Name of guarantor:
Authorized signature:

                                  SCHEDULE "E"

                         TO THE TRUST INDENTURE BETWEEN

                           ALGONQUIN POWER INCOME FUND

                                       AND

                            CIBC MELLON TRUST COMPANY

                    FORM OF DECLARATION FOR REMOVAL OF LEGEND

                                  SCHEDULE "E"

                    FORM OF DECLARATION FOR REMOVAL OF LEGEND

                    FORM OF DECLARATION FOR REMOVAL OF LEGEND

To:  CIBC Mellon Trust Company
     as transfer agent for the Trust Units and the Convertible
     Unsecured Subordinated Debentures of
     Algonquin Power Income Fund

The undersigned (a) acknowledges that the sale of the securities of Algonquin
Power Income Fund (the "Trust") to which this declaration relates is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the "1933 Act") and (b) certifies that (1) the seller is not an affiliate (as defined in Rule 405 under the 1933 Act) of the Trust, (2)
the offer of such securities was not made to a Person in the United States or identifiable group of U.S. citizens abroad and either (A) at the time the buy order was originated, the buyer was outside the United States, or the seller and any Person acting on its behalf reasonably believe that the buyer was outside the United States, or (B) the transaction was executed on or through the facilities of The Toronto Stock Exchange or any other designated offshore securities market as defined in Regulation S under the 1933 Act and neither the seller nor any Person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States, (3) neither the seller nor any affiliate of the seller nor any Person acting on any of their behalf has engaged or will engage in any directed selling efforts in connection with the offer and sale of such securities, (4) the sale is bona fide and not for the purpose of
"washing off" the resale restrictions imposed because the securities are
"restricted securities" (as such term is defined in Rule 144(a)(3) under the
1933 Act), (5) the seller does not intend to replace the securities sold in reliance on Rule 904 of the 1933 Act with fungible unrestricted securities, and
(6) the contemplated sale is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the 1933 Act. Terms used herein have the meanings given to them by Regulation S under the 1933 Act.

Dated:                                  By:
       ------------------------             ------------------------------------
                                        Name:
                                        Title:

                                  SCHEDULE "F"

                         TO THE TRUST INDENTURE BETWEEN

                           ALGONQUIN POWER INCOME FUND

                                       AND

                            CIBC MELLON TRUST COMPANY

                           FORM OF PUT EXERCISE NOTICE

                                  SCHEDULE "F"

                         FORM OF NOTICE OF PUT EXERCISE

                               PUT EXERCISE NOTICE

To:   ALGONQUIN POWER INCOME FUND

Note: All capitalized terms used herein have the meaning ascribed thereto in the
      Trust Indenture mentioned below, unless otherwise indicated.

The undersigned registered Debentureholder of 6.65% Convertible Unsecured
Subordinated Debentures bearing Certificate No. ___ irrevocably elects to put such Debentures (or $__ principal amount thereof*) to Algonquin Power Income
Fund ("Trust") to be purchased by the Trust on ___ (the "Put Date") in accordance with the terms of the Trust Indenture dated as of __, 2004 between the Trust and CIBC Mellon Trust Company at a price of $1,010 for each $1,000 principal amount of Debentures plus all accrued and unpaid interest hereon to, but excluding, the Put Date (collectively, the "Total Put Price") and tenders herewith the Debentures.

Dated:
       ------------------------         ----------------------------------------
                                        (Signature of Registered
                                        Debentureholder)

*    If less than the full principal amount of the Debentures, indicate in the space provided the principal amount which must be $1,000 or integral multiples thereof.

The Total Put Price will be payable upon presentation and surrender of the
Debentures with this form on or after the Put Date at the following corporate trust office:

          CIBC Mellon Trust Company
          199 Bay Street
          Commerce Court West
          Toronto, Ontario
          M5L 1G9
          Attention: Manager, Corporate Trust Services

The interest upon the principal amount of Debentures put to the Trust shall cease to be payable from and after the Put Date unless payment of the Total Put
Price shall not be made on presentation for surrender of such Debentures at the above mentioned corporate trust office on or after the Put Date or prior to the setting aside of the Total Put Price pursuant to the Trust Indenture.